                                                                  EXHIBIT 10.23



                                U.S. $300,000,000

                                CREDIT AGREEMENT,

                           dated as of April 29, 1997,

                                      among

                         BUDGET RENT A CAR CORPORATION,

                                as the Borrower,

                               BUDGET GROUP, INC.
                  (formerly known as TEAM RENTAL GROUP, INC.),

                                 as a Guarantor,

                                       and

                         CERTAIN FINANCIAL INSTITUTIONS,

                                 as the Lenders,

                           CREDIT SUISSE FIRST BOSTON,

             as a Co-Syndication Agent and the Administrative Agent,

                                       and

                       NATIONSBANC CAPITAL MARKETS, INC.,

             as a Co-Syndication Agent and the Documentation Agent.

                                   Arranged By

                           CREDIT SUISSE FIRST BOSTON

                              TABLE OF CONTENTS

Section                                                                                  Page
-------                                                                                  ----

                                            ARTICLE I

                                 DEFINITIONS AND ACCOUNTING TERMS

1.1.      Defined Terms.....................................................................3
1.2.      Use of Defined Terms.............................................................41
1.3.      Cross-References.................................................................41
1.4.      Accounting and Financial Determinations..........................................42

                                            ARTICLE II

                            COMMITMENTS, BORROWING PROCEDURES AND NOTES

2.1.      Commitments......................................................................42
2.1.1.    Loan Commitment..................................................................42
2.1.2.    Commitment to Issue Letters of Credit............................................42
2.1.3.    Lenders Not Permitted or Required To Make Loans or Issue Letters of
             Credit Under Certain Circumstances............................................42

2.2.      Reduction of Commitment Amounts..................................................43
2.2.1.    Optional.........................................................................43
2.2.2.    Mandatory........................................................................44
2.2.3.    Corresponding Reductions.........................................................44
2.3.      Borrowing Procedure..............................................................44
2.4.      Continuation and Conversion Elections............................................45
2.5.      Funding..........................................................................46
2.6.      Loan Accounts....................................................................46
2.7.      Special Provisions for Loans Denominated in Foreign Currencies...................47
2.7.1.    Notification of Request..........................................................47
2.7.2.    Availability.....................................................................47
2.7.3.    Notification of Availability.....................................................47
2.7.4.    Consequences of Non-Availability.................................................47

                                            ARTICLE III

                            REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

3.1.      Repayments and Prepayments.......................................................47
3.2.      Interest Provisions..............................................................50
3.2.1.    Rates............................................................................50
3.2.2.    Post-Maturity Rates..............................................................50
3.2.3.    Payment Dates....................................................................51

Section                                                                                  Page
-------                                                                                  ----

3.2.4.    Interest Rate Determination......................................................51
3.3.      Fees.............................................................................51
3.3.1.    Commitment Fees..................................................................51
3.3.2.    Arrangement Fees.................................................................52
3.3.3.    Administrative Agent's Fee.......................................................52
3.3.4.    Letter of Credit Face Amount Fee.................................................52
3.3.5.    Letter of Credit Issuing Fee.....................................................52
3.3.6.    Letter of Credit Administrative Fee..............................................52

                                            ARTICLE IV

                                         LETTERS OF CREDIT

4.1.      Issuance Requests................................................................53
4.2.      Issuances and Extensions.........................................................54
4.3.      Expenses.........................................................................55
4.4.      Other Lenders' Participation.....................................................55
4.5.      Disbursements....................................................................56
4.6.      Reimbursement....................................................................56
4.7.      Deemed Disbursements.............................................................57
4.8.      Nature of Reimbursement Obligations..............................................57
4.9.      Indemnity........................................................................58
4.10.     Borrower's Guaranty of Reimbursement Obligations of its Subsidiaries.............58
4.10.1.   Guaranty.........................................................................58
4.10.2.   Acceleration of Guaranty.........................................................59
4.10.3.   Guaranty Absolute, etc...........................................................59
4.10.4.   Reinstatement, etc...............................................................60
4.10.5.   Waiver, etc......................................................................61
4.10.6.   Postponement of Subrogation, etc.................................................61
4.10.7.   Successors, Transferees and Assigns; Transfers of Notes, etc.....................62
4.11.     No Bankruptcy Petition Against TFFC..............................................62

                                           ARTICLE V

                       CERTAIN EUROCURRENCY RATE AND OTHER PROVISIONS

5.1.      Eurocurrency Rate Lending Unlawful...............................................63
5.2.      Deposits Unavailable.............................................................63
5.3.      Increased Eurocurrency Loan Costs, etc...........................................63
5.4.      Funding Losses...................................................................64
5.5.      Increased Capital Costs..........................................................64
5.6.      Taxes............................................................................65

Section                                                                                  Page
-------                                                                                  ----

5.7.      Payments, Computations, etc......................................................66
5.8.      Sharing of Payments..............................................................66
5.9.      Setoff...........................................................................67
5.10.     Substitution of Lender...........................................................67

                                            ARTICLE VI

                                       CONDITIONS PRECEDENT

6.1.      Initial Credit Extension.........................................................68
6.1.1.    Resolutions, etc.................................................................68
6.1.2.    Delivery of Notes................................................................69
6.1.3.    Acquisition and Transaction Consummated..........................................69
6.1.4.    Payment of Outstanding Indebtedness, etc.........................................69
6.1.5.    Delivery of Financial Statements.................................................69
6.1.6.    Consents, etc....................................................................70
6.1.7.    No Material Adverse Change.......................................................70
6.1.8.    Availability Under the Borrowing Base............................................70
6.1.9.    Fees and Expenses of the Transaction.............................................70
6.1.10.   Business Plan....................................................................70
6.1.11.   Closing Date Certificates........................................................71
6.1.12.   Guaranty.........................................................................71
6.1.13.   Pledge Agreements................................................................71
6.1.14.   Security Agreements..............................................................71
6.1.15.   Borrowing Base Certificate.......................................................72
6.1.16.   Issuance Request.................................................................72
6.1.17.   Opinions of Counsel..............................................................72
6.1.18.   Closing Fees, Expenses, etc......................................................73
6.2.      All Credit Extensions............................................................73
6.2.1.    Compliance with Warranties, No Default, etc......................................73
6.2.2.    Credit Request...................................................................73
6.2.3.    Satisfactory Legal Form..........................................................74

                                            ARTICLE VII

                                  REPRESENTATIONS AND WARRANTIES

7.1.      Organization, etc................................................................74
7.2.      Due Authorization, Non-Contravention, etc........................................75
7.3.      Government Approval, Regulation, etc.............................................75
7.4.      Validity, etc....................................................................75
7.5.      Financial Information; Absence of Undisclosed Liabilities........................76

Section                                                                                  Page
-------                                                                                  ----

7.6.      No Material Adverse Change; Absence of Undisclosed Liabilities...................76
7.7.      Litigation, Labor Controversies, etc.............................................76
7.8.      Subsidiaries.....................................................................77
7.9.      Ownership of Properties..........................................................77
7.10.     Taxes............................................................................77
7.11.     Pension and Welfare Plans........................................................77
7.12.     Environmental Warranties.........................................................77
7.13.     Intellectual Property............................................................79
7.14.     Regulations G, U and X...........................................................80
7.15.     Accuracy of Information..........................................................80
7.16.     Stock Purchase Agreements and Senior Note Purchase Agreements....................80
7.17.     Senior Indebtedness, etc.........................................................80

                                           ARTICLE VIII

                                             COVENANTS

8.1.      Affirmative Covenants............................................................81
8.1.1.    Financial Information, Reports, Notices, etc.....................................81
8.1.2.    Compliance with Laws, Material Agreements, etc...................................83
8.1.3.    Maintenance of Properties........................................................84
8.1.4.    Insurance........................................................................84
8.1.5.    Books and Records................................................................84
8.1.6.    Environmental Covenant...........................................................85
8.1.7.    Use of Proceeds..................................................................85
8.1.8.    Foreign Subsidiaries as of the Closing Date......................................86
8.1.9.    Future Subsidiaries..............................................................87
8.2.      Negative Covenants...............................................................88
8.2.1.    Business Activities..............................................................88
8.2.2.    Indebtedness.....................................................................88
8.2.3.    Liens............................................................................91
8.2.4.    Financial Condition..............................................................92
8.2.5.    Investments......................................................................94
8.2.6.    Restricted Payments, etc.........................................................95
8.2.7.    Capital Expenditures, etc........................................................98
8.2.8.    Take or Pay Contracts............................................................98
8.2.9.    Consolidation, Merger, etc.......................................................98
8.2.10.   Asset Dispositions, etc..........................................................98
8.2.11.   Modification of Certain Agreements...............................................99
8.2.12.   Transactions with Affiliates.....................................................99
8.2.13.   Negative Pledges, Restrictive Agreements, etc...................................100
8.2.14.   Ability to Amend; Restrictive Agreements........................................100

Section                                                                                  Page
-------                                                                                  ----
8.2.15.   Accounting Changes..............................................................101
8.2.16.   Tax Sharing Arrangements........................................................101
8.2.17.   Activities of the Parent........................................................101

                                            ARTICLE IX

                                         EVENTS OF DEFAULT

9.1.      Listing of Events of Default....................................................101
9.1.1.    Non-Payment of Obligations......................................................101
9.1.2.    Breach of Warranty..............................................................102
9.1.3.    Non-Performance of Certain Covenants and Obligations............................102
9.1.4.    Non-Performance of Other Covenants and Obligations..............................102
9.1.5.    Default on Other Indebtedness...................................................102
9.1.6.    Judgments.......................................................................102
9.1.7.    Pension Plans...................................................................103
9.1.8.    Change in Control...............................................................103
9.1.9.    Bankruptcy, Insolvency, etc.....................................................103
9.1.10.   Impairment of Security, etc.....................................................104
9.2.      Action if Bankruptcy............................................................104
9.3.      Action if Other Event of Default................................................104

                                             ARTICLE X

                                          PARENT GUARANTY

10.1.     Guaranty........................................................................105
10.2.     Acceleration of Parent Guaranty.................................................105
10.3.     Guaranty Absolute, etc..........................................................105
10.4.     Reinstatement, etc..............................................................107
10.5.     Waiver, etc.....................................................................107
10.6.     Postponement of Subrogation, etc................................................107
10.7.     Successors, Transferees and Assigns; Transfers of Notes, etc....................108

                                            ARTICLE XI

                                            THE AGENTS

11.1.     Actions.........................................................................108
11.2.     Funding Reliance, etc...........................................................109
11.3.     Exculpation.....................................................................109
11.4.     Successor.......................................................................109

Section                                                                                  Page
-------                                                                                  ----
11.5.     Credit Extensions by Agents.....................................................110
11.6.     Credit Decisions................................................................110
11.7.     Copies, etc.....................................................................110

                                            ARTICLE XII

                                     MISCELLANEOUS PROVISIONS

12.1.     Waivers, Amendments, etc........................................................111
12.2.     Notices.........................................................................112
12.3.     Payment of Costs and Expenses...................................................112
12.4.     Indemnification.................................................................113
12.5.     Survival........................................................................114
12.6.     Severability....................................................................114
12.7.     Headings........................................................................114
12.8.     Execution in Counterparts, Effectiveness, etc...................................114
12.9.     Governing Law; Entire Agreement.................................................114
12.10.    Successors and Assigns..........................................................114
12.11.    Sale and Transfer of Loans and Notes; Participations in Loans and Notes.........115
12.11.1.  Assignments.....................................................................115
12.11.2.  Participations..................................................................116
12.12.    Other Transactions..............................................................117
12.13.    Independence of Covenants.......................................................117
12.14.    Judgment Currency...............................................................117
12.15.    Forum Selection and Consent to Jurisdiction.....................................118
12.16.    Waiver of Jury Trial............................................................119






SCHEDULE I            -    Disclosure Schedule
SCHEDULE II           -    Lender Information
SCHEDULE III          -    Deposit Banks
SCHEDULE IV           -    Subordinated Intercompany Note Terms
SCHEDULE V            -    Scheduled Letters of Credit

EXHIBIT A             -    Form of Revolving Note
EXHIBIT B-1           -    Form of Borrowing Request
EXHIBIT B-2           -    Form of Issuance Request
EXHIBIT C             -    Form of Continuation/Conversion Notice
EXHIBIT D             -    Form of Compliance Certificate
EXHIBIT E             -    Form of Borrowing Base Certificate
EXHIBIT F-1           -    Form of Parent Pledge Agreement
EXHIBIT F-2           -    Form of Borrower Pledge Agreement
EXHIBIT F-3           -    Form of Subsidiary Pledge Agreement
EXHIBIT G-1           -    Form of Borrower Security Agreement
EXHIBIT G-2           -    Form of Subsidiary Security Agreement
EXHIBIT G-3           -    Form of Parent Security Agreement
EXHIBIT H             -    Form of Subsidiary Guaranty
EXHIBIT I-1           -    Form of Borrower Closing Date Certificate
EXHIBIT I-2           -    Form of Parent Closing Date Certificate
EXHIBIT J             -    Form of Lender Assignment Agreement
EXHIBIT K-1           -    Form of Opinion of Special Counsel to the Obligors
EXHIBIT K-2           -    Form of Opinion of Counsel to the Borrower
EXHIBIT K-3           -    Form of Opinion of Counsel to the Parent

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT, dated as of April 29, 1997, among BUDGET RENT A CAR CORPORATION, a Delaware corporation (the "Borrower"), BUDGET GROUP, INC. (formerly known as Team Rental Group, Inc.), a Delaware corporation (the "Parent"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), NATIONSBANC CAPITAL MARKETS, INC. ("NationsBanc"), as a co-syndication agent (in such capacity, a "Co-Syndication Agent") for the Lenders and as the documentation agent (in such capacity, the "Documentation Agent") for the Lenders, and CREDIT SUISSE FIRST BOSTON ("Credit Suisse First Boston"), as a co-syndication agent (in such capacity, a "Co-Syndication Agent" and, together with NationsBanc, collectively, the "Co-Syndication Agents") for the Lenders, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders and as the arranger (in such capacity, the "Arranger").

                              W I T N E S S E T H:

         WHEREAS, the Borrower and the Parent are engaged directly and through their various Subsidiaries (capitalized terms used in these recitals to have the meanings set forth in Section 1.1 below) in the business of (a) renting worldwide for general use passenger automobiles, vans and light trucks, (b) selling in the United States late model automobiles and (c) franchising the foregoing business to other Persons;

         WHEREAS, pursuant to (a) the Stock Purchase Agreement, dated as of January 13, 1997, between the Borrower and the Parent (as so originally executed and delivered, the "Budget Stock Purchase Agreement"), (b) the Preferred Stock Purchase Agreement, dated as of January 13, 1997, between Ford Motor Company and the Parent (as so originally executed and delivered, the "Preferred Stock Purchase Agreement") and (c) the Stock Purchase Agreement, dated as of January 13, 1997, between John J. Nevin and the Parent (as so originally executed and delivered, the "Common Stock Purchase Agreement", and, together with the Budget Stock Purchase Agreement and the Preferred Stock Purchase Agreement, the "Stock Purchase Agreements"), the Parent intends to acquire the Capital Stock of the Borrower and purchase certain Indebtedness of the Borrower for approximately $275,000,000 in cash and the issuance of shares of a new series of non-dividend paying, non-voting convertible preferred stock of the Parent (the "Acquisition");

         WHEREAS, in connection with the Acquisition, (a) the Parent intends to issue shares of its Class A Common Stock pursuant to a registered public offering for gross cash proceeds of at least $150,000,000, which proceeds it intends to use to fund, in part, the Acquisition (the "Equity Offering"), (b) the Parent intends to issue its Series B Notes pursuant to a private offering for gross cash proceeds of not greater than $50,000,000, which proceeds it intends to use to fund, in part, the Acquisition (the "Convertible Subordinated Debt Offering"), (c) the Borrower intends to issue its Senior Notes pursuant to a private offering for gross cash proceeds of not greater than $170,000,000 (the "Senior Debt Offering", and, together with the Convertible Subordinated Debt Offering, the "Debt Offerings"), (d) the Parent intends to arrange for the refinancing of approximately $850,500,000 of indebtedness under various vehicle financing facilities of the Borrower and its Subsidiaries pursuant to, among other things, a rental car asset-backed commercial paper program (the "CP Program") through a special purpose, bankruptcy remote, Wholly Owned Subsidiary of the Borrower ("Budget Funding Corporation") and (e) the Parent intends, pursuant to capital contributions, stock transfers, mergers or otherwise, to cause its existing businesses to be conducted after the Acquisition by the Borrower or through Subsidiaries of the Borrower (including existing Subsidiaries of the Parent that become Subsidiaries of the Borrower) (the "Corporate Restructuring", and, together with the Equity Offering, the Debt Offerings, the CP Program and the transactions relating thereto (including transactions relating to the Corporate Restructuring), the "Transaction");

         WHEREAS, in connection with the Transaction, the Borrower desires to obtain Commitments from the Lenders pursuant to which

                  (a) Loans will be made to the Borrower from time to time prior to the Loan Commitment Termination Date; and

                  (b) Letters of Credit will be issued by the Issuer for the account of the Borrower and under the several responsibilities of the Lenders from time to time prior to the Letter of Credit Commitment Termination Date;

in maximum aggregate principal amount for Loans (after converting all Foreign Currency Loans to the Equivalent thereof in Dollars) at any one time outstanding not to exceed in the aggregate $100,000,000 (provided, however, that the maximum aggregate principal amount for Loans denominated in Foreign Currencies at any one time outstanding shall not exceed in the aggregate the Equivalent of $40,000,000) and in a maximum aggregate Stated Amount for Letters of Credit outstanding, together with the aggregate of all Loans (after converting all Foreign Currency Loans to the Equivalent thereof in Dollars) outstanding at any one time not to exceed in the aggregate $300,000,000;

         WHEREAS, the Lenders and the Issuer are willing, on the terms and subject to the conditions hereinafter set forth (including Article VI), to extend such Commitments, make such Loans to the Borrower and issue and participate in such Letters of Credit; and

         WHEREAS, the proceeds

                  (a) of such Loans will be used for general corporate purposes of the Borrower and its Subsidiaries; and

                  (b) of such Letters of Credit will be used by the Borrower and its Subsidiaries

                           (i) as credit and/or liquidity enhancement for
                  commercial paper or similar fleet financing programs (including the CP Program), so long as the aggregate Stated Amount of all Letters of Credit issued for such purpose (the "Enhancement Letters of Credit") and outstanding at one time does not exceed $225,000,000 and

                           (ii) for other general corporate purposes (the
                  "General Letters of Credit");

         NOW, THEREFORE, the parties hereto agree as follows:


                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.1. Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "ABR Loan" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

         "Account Debtor" is defined in clause (d) of the definition of "Eligible Receivable".

         "Account Party" means (a) the Borrower, (b) in the case of the CP Enhancement Letter of Credit, Budget Funding Corporation, and (c) any Subsidiary Guarantor or SPC for the account of which a Letter of Credit is issued in accordance with Article IV.

         "Acquisition" is defined in the second recital.

         "Acquisition Date" means the date that the Acquisition is consummated.

         "Adjusted Debt" means, at any time, the sum of (a) Non-Vehicle Debt at such time plus (b) the maximum amount available for drawing under each letter of credit constituting Indebtedness of the Parent or any of its Subsidiaries and which provides credit enhancement or liquidity enhancement to a commercial paper or other fleet financing program (including Enhancement Letters of Credit), whether or not drawn and whether or not any conditions to drawing can then be met at such time.

         "Adjusted EBITDA" means, for any applicable period, the excess of

                  (a) EBITDA for such period over

                  (b) to the extent added in arriving at such EBITDA, the sum of
         (i) the aggregate amount of depreciation in respect of Vehicles during such period plus (ii) Vehicle Interest Expense during such period;


provided, however, that, in the event any such period would include a Pre-Acquisition Period, Adjusted EBITDA for such Pre-Acquisition Period would equal the sum of (i) in the event such Pre-Acquisition Period would include the Fiscal Quarter ending December 31, 1996, $13,164,000 plus (ii) Adjusted EBITDA for the remainder of such Pre-Acquisition Period (or, if the preceding clause (i) is not applicable, for the entirety of such Pre-Acquisition Period) determined on a pro forma basis after giving effect to consummation of the Transaction in a manner consistent with the pro forma financial statements set forth in the Registration Statement.

         "Adjusted Leverage Ratio" means, at the end of any Fiscal Quarter, the ratio of

                  (a) Net Adjusted Debt as at the last day of such Fiscal
         Quarter;

to

                  (b) Adjusted EBITDA for the four consecutive Fiscal Quarters ending on the last day of such Fiscal Quarter.

         "Administrative Agent" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 11.4.

         "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

                  (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

                  (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Agents" means the Co-Syndication Agents, the Documentation Agent and the Administrative Agent.

         "Aggregate Interest Expense" is defined in clause (a) of the definition of "Non-Vehicle Interest Expense".

         "Agreement" means, on any date, this Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

         "Alternate Base Rate" means, on any date and with respect to all ABR Loans, a fluctuating rate of interest per annum equal to the higher of

                  (a) the rate of interest most recently established by Credit Suisse First Boston at its principal office in New York, New York as its prime rate for Dollar loans; and

                  (b) the Federal Funds Rate most recently determined by the Administrative Agent plus 1/2%.

If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Rate for any reason, including the inability of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition of "Federal Funds Rate", the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the Credit Suisse First Boston in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as ABR Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate.

         "Alternate Currency" means, collectively, Australian Dollars and New Zealand Dollars; provided, however, that neither Australian Dollars nor New Zealand Dollars shall constitute an Alternate Currency if any Lender is unable to make Foreign Currency Loans in such currency without suffering any economic, legal or regulatory burden in its sole and absolute discretion.

         "Applicable Commitment Fee" means, as of any date, a per annum fee on the average daily unused portion of the Commitment Amount determined pursuant to the following pricing grid (expressed in basis points), subject to the provisions of this definition set forth below:


                                  PRICING GRID

                                                      APPLICABLE
         ADJUSTED LEVERAGE RATIO                    COMMITMENT FEE
         -----------------------                    --------------
                 X >= 2.0                                 37.5

           X >= 1.0, but  < 2.0                           30.0

                 X < 1.0                                  25.0

         The Applicable Commitment Fee on the average daily unused portion of the Commitment Amount, at any time from and including the Effective Date to (but not including) the date which is 180 days after the Effective Date, shall be
37.5 basis points per annum at such time.

         The Applicable Commitment Fee, at any time from and after the date which is 180 days after the Effective Date, on the average daily unused portion of the Commitment Amount, shall be determined pursuant to the Pricing Grid above at such time. At all times that the Applicable Commitment Fee is determined by reference to the Pricing Grid, "X" refers to the Adjusted Leverage Ratio, which ratio shall be determined based upon the Compliance Certificate delivered pursuant to clause (c) of Section 8.1.1 and shall remain in effect until such time as the next Compliance Certificate shall be delivered (and, at such time, the Applicable Commitment Fee shall change based on such next Compliance Certificate); provided, however, that, if any such Compliance Certificate is not delivered to the Administrative Agent on or prior to the date required pursuant to clause (c) of Section 8.1.1, the Applicable Commitment Fee from and including the date on which such Compliance Certificate was required to be delivered to but not including the actual date of delivery of such Compliance Certificate shall conclusively equal the highest Applicable Commitment Fee.

         "Applicable Margin" means, with respect to any Loan of any type, as of any date, the rate per annum determined pursuant to the following pricing grid (expressed in basis points), subject to the provisions of this definition set forth below:


                                  PRICING GRID

                                            EUROCURRENCY LOAN                         ABR LOAN
         ADJUSTED LEVERAGE RATIO            APPLICABLE MARGIN                     APPLICABLE MARGIN
         -----------------------            -----------------                     -----------------
                 X >= 3.5                           225                                   125
           X >= 3.0, but < 3.5                      200                                   100
           X >= 2.0, but < 3.0                      175                                    75
           X >= 1.0, but < 2.0                      150                                    50
                 X < 1.0                            125                                    25


         The Applicable Margin, at any time from and including the Effective Date until the date which is 180 days after the Effective Date, for the Loans shall be 175 basis points as to Eurocurrency Loans and 75 basis points as to ABR Loans at such time.

         The Applicable Margin, at any time from and after the date which is 180 days after the Effective Date, for Loans, shall be determined pursuant to the Pricing Grid above at such time. At all times that the Applicable Margin is determined by reference to the Pricing Grid, "X" refers to the Adjusted Leverage Ratio, which ratio shall be determined based upon the Compliance Certificate delivered pursuant to clause (c) of Section 8.1.1 and shall remain in effect until such time as the next Compliance Certificate shall be delivered (and, at such time, the Applicable Margin shall change based on such next Compliance Certificate); provided, however, that, if any such Compliance Certificate is not delivered to the Administrative Agent on or prior to the date required pursuant to clause (c) of Section 8.1.1, the Applicable Margin for Loans from and including the date on which such Compliance Certificate was required to be delivered to but not including the actual date of delivery of such Compliance Certificate shall conclusively equal the highest Applicable Margin for Loans set forth above.

         "Arranger" is defined in the preamble.

         "Assignee Lender" is defined in Section 12.11.1.

         "Australian Dollars" and the symbol "A$" means the lawful currency of Australia.

         "Authorized Officer" means, relative to the Borrower and any other Obligor, those of its officers or managing members (in the case of a limited liability company) whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to Section 6.1.1.

         "Available" means, in respect of any Foreign Currency and any Lender, that such Foreign Currency is, at the relevant time, readily available to such Lender as deposits in the London or other applicable interbank market in the relevant amount and for the relevant term, is freely convertible into Dollars and is freely transferable for the purposes of this Agreement, but if, notwithstanding that each of the foregoing tests is satisfied

                  (a) such Foreign Currency is, under the then current legislation or regulations of the country of such Foreign Currency (or under the policy of the central bank of such country) or of the Bank of England or the F.R.S. Board, not permitted to be used for the purposes of this Agreement; or

                  (b) there is no, or only insignificant, investor demand for the making of advances having an interest period equivalent to that for the Eurocurrency Loan denominated in an Foreign Currency which the Borrower has requested be made; or

                  (c) there are no policy or other reasons which make it undesirable or impractical for a Lender to make a Eurocurrency Loan denominated in such Foreign Currency available as determined by such Lender in its reasonable discretion;

then such Foreign Currency may be treated by any Lender as not being Available.

         "Available Currency" means, collectively, Dollars, French Francs, Sterling, Swiss Francs and each Alternate Currency.

         "Base Indenture" means the Amended and Restated Base Indenture, dated as of December 1, 1996, among TFFC, the Parent and Bankers Trust Company, as in effect on the date hereof, subject to such modifications thereto as may be agreed to in the Base Indenture Supplement or by the Required Lenders.

         "Base Indenture Supplement" means any supplement to the Base Indenture, which supplement is (a) entered into for the purpose of providing Vehicle financing to TFFC pursuant to the issuance by TFFC of a series of Variable Funding Rental Car Asset Backed Notes to the Borrower, which series of notes the Borrower would purchase with proceeds of Loans under this Agreement and which would constitute a "Segregated Series of Notes" (as more fully described in the Base Indenture) and would be pledged (together with all security therefor) to the Administrative Agent for the benefit of the Lenders and (b) together with such documents as the Administrative Agent and the Supermajority Lenders deem appropriate, approved in writing by the Supermajority Lenders.

         "Borrower" is defined in the preamble.

         "Borrower Closing Date Certificate" means the closing date certificate executed and delivered by the Borrower pursuant to Section 6.1.11, substantially in the form of Exhibit I-1 hereto.

         "Borrower Pledge Agreement" means the Pledge Agreement executed and delivered by the Borrower pursuant to Section 6.1.13, substantially in the form of Exhibit F-2 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Borrower Security Agreement" means the Security Agreement executed and delivered by the Borrower pursuant to Section 6.1.14, substantially in the form of Exhibit G-1 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Borrowing" means the Loans of the same type and, in the case of Eurocurrency Loans, denominated in the same Available Currency and having the same Interest Period made by all Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.1.

         "Borrowing Base Amount" means, at any time, an amount equal to the sum of:

                  (a)  85% of Eligible Receivables at such time;

plus

                  (b) 100% of Eligible Cash and Cash Equivalent Investments at such time;

plus

                  (c) 100% of Eligible Repurchase Vehicles at such time;

plus

                  (d) 85% of Eligible Non-Repurchase Vehicles at such time.

         "Borrowing Base Certificate" means a certificate duly completed and executed by an Authorized Signatory of the Borrower, substantially in the form of Exhibit E hereto; provided, however, that the Administrative Agent may

                  (a) at any time specify changes to such form for the purpose of monitoring or clarifying the Borrower's compliance with the Borrowing Base Amount; and

                  (b) from time to time review computations of the Borrowing Base Amount submitted by the Borrower pursuant to Section 6.1.15 and clause (f) of Section 8.1.1 and, if in the Administrative Agent's reasonable opinion, the computation in any Borrowing Base Certificate of the Borrowing Base Amount shall not have been computed in accordance with its definition, the Administrative Agent shall have the right to adjust such computation so long as written notice of such adjustment is provided to the Borrower.

         "Borrowing Request" means a Loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit B-1 hereto.

         "Budget Funding Corporation" is defined in the third recital.

         "Business Acquisition" means the acquisition, by purchase or otherwise, of all or substantially all of the assets (or any part of the assets constituting all or substantially all of a business or line of business) of any Person, whether such acquisition is direct or indirect, including through the acquisition of the business of, or Capital Stock of, such Person.

         "Business Day" means

                  (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York; and

                  (b) relative to the making, continuing, converting, prepaying or repaying of any Eurocurrency Loans, any day (i) on which dealings in the relevant currency are carried on in the London interbank market and
         (ii) in the case of Eurocurrency Loans denominated in an Available Currency other than Dollars or Sterling, on which banks in the country for which such Available Currency is the lawful currency are not authorized or required to be closed.

         "Canadian Dollars" and the symbol "Cdn$" means the lawful currency of Canada.

         "Capital Expenditures" means, for any period, the sum of

                  (a) the aggregate amount of all expenditures of the Borrower and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures; and

                  (b) the aggregate amount of all Capitalized Lease Liabilities incurred during such period.

         "Capital Stock" means with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock or equity, whether now outstanding or issued after the date hereof, including all common stock, preferred stock, partnership interests and member interests.

         "Capitalized Lease Liabilities" means all monetary obligations of the Borrower or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and, with respect to any such leasing or similar arrangement, the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or a penalty.

         "Cash Equivalent Investment" means, at any time, High Quality Investments maturing not more than 270 days after such time.

         "Casualty Event" means the damage, destruction or condemnation, as the case may be, of property of the Borrower, the Parent or any of their respective Subsidiaries.

         "Casualty Proceeds" means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received by or on behalf of the Borrower, the Parent or any of their respective Subsidiaries in connection with such Casualty Event, but excluding any proceeds or awards required to be paid to a creditor (other than the Lenders) which holds a first-priority Lien permitted by Section 8.2.3 on the property which is the subject of such Casualty Event (including Vehicles securing Vehicle Debt).

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

         "Change in Control" means

                  (a) any Person other than the Parent shall own any Capital Stock of the Borrower or otherwise have the ability to elect any members of the board of directors of the Borrower;

                  (b) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), excluding Sanford Miller, John
         D. Kennedy, Jeffrey D. Congdon or any Wholly Owned Subsidiary or Related Person of any one or more of them or Ford Motor Company or any Wholly Owned Subsidiary of Ford Motor Company, (i) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 30% of the total then outstanding voting power of the Voting Stock of the Parent or (ii) has the right or the ability by voting right, contract or otherwise to elect or designate for election a majority of the board of directors of the Parent;

                  (c) during any period of twenty-four months, individuals who at the beginning of such period constituted the board of directors of the Parent (together with any new directors whose election by such board of directors, or whose nomination for election by the shareholders of the Parent, as the case may be, was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute 50% or more of the board of directors then in office;

                  (d) any Person or two or more Persons acting in concert (in any such case, excluding Sanford Miller, John D. Kennedy, Jeffrey D. Congdon or any Wholly Owned Subsidiary of any one or more of them) shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to direct or control, directly or indirectly, the management or policies of the Borrower or the Parent; or

                  (e) a "Change of Control" under the Senior Notes, the Series A Notes or the Series B Notes shall have occurred.

         "Closing Date" means the date on which Credit Extensions are first made hereunder.

         "Code" means the Internal Revenue Code of 1986, and the regulations thereunder, in each case as amended, reformed or otherwise modified from time to time.

         "Commitment" means, as the context may require, a Lender's Loan Commitment and/or Letter of Credit Commitment.

         "Commitment Amount" means, on any date, $300,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

         "Commitment Termination Event" means

                  (a) the occurrence of any Default described in clauses (a) through (d) of Section 9.1.9; or

                  (b) the occurrence and continuance of any other Event of Default and either

                           (i) the declaration of all or any portion of the Loans to be due and payable pursuant to Section 9.3, or

                           (ii) the giving of notice by the Administrative
                  Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

         "Compliance Certificate" means, as the context may require, a certificate duly completed and executed by an Authorized Officer of the Parent or the Borrower, as the case may be, substantially in the form of Exhibit D hereto, together with such changes thereto as the Administrative Agent may from time to time reasonably request for the purpose of monitoring the Borrower's compliance with the financial covenants contained herein.

         "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

         "Continuation/Conversion Notice" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto.

         "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Parent, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

         "Convertible Subordinated Debt Offering" is defined in the third recital.

         "Corporate Restructuring" is defined in the third recital.

         "Co-Syndication Agent" and "Co-Syndication Agents" are defined in the preamble and includes each other Person as shall have subsequently been appointed as a successor Co- Syndication Agent pursuant to Section 11.4.

         "CP Enhancement Letter of Credit" means the Letter of Credit, dated as of the date hereof, of Credit Suisse First Boston, issued pursuant to the terms hereof and of the CP Enhancement Letter of Credit Application and Agreement.

         "CP Enhancement Letter of Credit Application and Agreement" means the Letter of Credit Reimbursement Agreement, dated as of the date hereof, among the Borrower, Budget Funding Corporation, the Issuer and the Lessees from time to time designated thereunder.

         "CP Program" is defined in the third recital.

         "Credit Extension" means and includes

                  (a) the advancing of any Loans by the Lenders in connection with a Borrowing, and

                  (b) any issuance or extension by the Issuer of a Letter of Credit.

         "Credit Extension Request" means, as the context may require, any Borrowing Request or Issuance Request.

         "Credit Suisse First Boston" is defined in the preamble.

         "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "Demand Capitalization Note" means the promissory note dated as of the date hereof, issued by the Borrower to TFFC.

         "Disbursement Date" is defined in Section 4.5.

         "Disclosure Schedule" means the Disclosure Schedule attached hereto as
Schedule I, as it may be amended, supplemented or otherwise modified from time to time by the Borrower with the written consent of the Administrative Agent and the Required Lenders.

         "Distribution" means, with respect to any Person, any dividend or distribution (in cash, property or obligations) on any shares of any class of Capital Stock (now or hereafter outstanding) of such Person or on any warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of such Person, other than dividends or distributions payable in the common stock (other than Redeemable Capital Stock) of such Person or warrants or options to purchase such common stock or split-ups or reclassifications of its Capital Stock into additional or other shares of such common stock.

         "Dollar" and the symbol "$" mean the lawful currency of the United States.

         "Domestic Office" means, relative to any Lender, the office of such Lender designated as such opposite its name in Schedule II hereto or designated in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto. A Lender may have separate Domestic Offices for purposes of making, maintaining or continuing ABR Loans.


         "EBITDA" means, for any applicable period, the sum for such period of

                  (a) Net Income (excluding therefrom (i) the effect of any non-cash gains (or non-cash losses), (ii) any write-up in the value of any asset, (iii) the income (or losses) of any Person (other than the Borrower or any other Subsidiary of the Borrower) in which the Borrower, the Parent or any of their respective Subsidiaries has an ownership interest, except to the extent of the amount of dividends or other distributions actually paid in cash to (or the amount of contributions to capital actually made in cash by) the Borrower, the Parent or any of their respective Subsidiaries by (or in) such Person during such period, (iv) except where the provisions hereof expressly require a pro forma determination, the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Parent or is merged into or consolidated with the Parent or any of its Subsidiaries or the date that such other Person's assets are acquired by the Parent or any of its Subsidiaries and (v) the income of any Subsidiary of the Parent to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary)

plus

                  (b) to the extent deducted in arriving at such Net Income, the sum, without duplication, of (i) Aggregate Interest Expense, plus (ii) taxes computed on the basis of income plus (iii) the aggregate amount of depreciation and amortization of tangible and intangible assets;

provided, however, that in the event any such period would include a Pre-Acquisition Period, EBITDA for such Pre-Acquisition Period would equal the sum of (i) in the event such Pre-Acquisition Period would include the Fiscal Quarter ending December 31, 1996, $120,617,000 plus (ii) EBITDA for the remainder of such Pre-Acquisition Period (or, if the preceding clause (i) is not applicable, for the entirety of such Pre-Acquisition Period) determined on a pro forma basis after giving effect to consummation of the Transaction in a manner consistent with the pro forma financial statements set forth in the Registration Statement.

         "Effective Date" means the date this Agreement becomes effective pursuant to Section 12.8.

         "Eligible Assignee" means a lending institution at the time of any proposed assignment having total assets in excess of $1,000,000,000 which is organized under the laws of the United States, or any state thereof or any other country which is a member of the OECD, or a political subdivision of any such country (provided that such bank is acting through a branch or agency located in the country in which it is organized, another country which is also a member of the OECD or in the Cayman Islands) and long-term unsecured debt ratings of BBB- (or better) from S&P and Baa3 (or better) from Moody's; provided, however, that neither the Borrower, the Parent nor any of their respective Affiliates shall qualify as an Eligible Assignee.

         "Eligible Cash and Cash Equivalent Investments" means, at any time of determination thereof, cash or Cash Equivalent Investments of the Borrower or any Subsidiary of the Borrower that is a Subsidiary Guarantor as to which each of the following requirements has been fulfilled to the reasonable satisfaction of the Administrative Agent (which requirements shall be deemed to have been fulfilled to the reasonable satisfaction of the Administrative Agent unless the Administrative Agent shall have otherwise notified the Borrower in writing):

                  (a) such cash or Cash Equivalent Investments are held free and clear of all Liens, other than the Liens in favor of the Administrative Agent for the benefit of the Lenders, by the Administrative Agent or a third party acting solely as agent for the Administrative Agent pursuant to a written agreement (provided that such third party is (i) a Federal Reserve bank, (ii) a bank which is a member of the Federal Deposit Insurance Corporation and which has combined capital, surplus and undivided profits of not less than $250,000,000 or (iii) a bank approved in writing for such purposes by the Required Lenders);

                  (b) the Administrative Agent has a security interest in such cash or Cash Equivalent Investments, which security interest is, under applicable law, (i) legal, valid and binding and (ii) perfected and first priority (or, if such applicable law would not characterize security interests in any deposit account in which the holder of such security interest has rights senior to any other Person that obtains a judicial lien on, or execution against, such deposit account or obtains a lien thereon granted by the holder of such deposit account as "perfected" or "first priority", the Administrative Agent has rights with respect to such cash or Cash Equivalent Investments that is senior to any such Person);

                  (c) the Borrower or such Subsidiary has the full and unqualified right to assign and grant a Lien in such cash or Cash Equivalent Investments to the Administrative Agent;

                  (d) such cash or Cash Equivalent Investment is in Dollars (or in Canadian Dollars, to the extent such cash or Cash Equivalent Investments in Canadian Dollars does not exceed Cdn $3,000,000);

                  (e) such cash or Cash Equivalent Investments is held in an account subject to a Deposit Account Agreement (as defined in the Borrower Security Agreement); and

                  (f) if such cash or Cash Equivalent Investment is subject to any dispute, setoff, counterclaim or other claim or defense on the part of the obligor thereunder or the party holding such asset, the portion of such cash or Cash Equivalent Investment so subject shall be excluded from Eligible Cash and Cash Equivalent Investments;

provided, however, that cash or Cash Equivalent Investments that would otherwise be Eligible Cash and Cash Equivalent Investments but for the requirement in clause (b)(ii) above or the requirement in clause (e) above shall be deemed to be Eligible Cash and Cash Equivalent Investments to the extent such cash or Cash Equivalent Investments does not exceed in the aggregate $10,000,000; provided further, however, an additional $3,000,000 of such cash or Cash Equivalent Investments shall be deemed to be Eligible Cash and Cash Equivalent Investments until May 30, 1997, to the extent such cash or Cash Equivalent Investments are held in a bank listed in Schedule III hereto and such bank and the Borrower (or the applicable Subsidiary) are exercising their best efforts to provide the Administrative Agent with such perfected and first priority security interest.

         "Eligible Non-Repurchase Vehicles" means the aggregate Non-Repurchase Vehicle Value (as defined in the Base Indenture) of Non-Repurchase Vehicles (as defined in the Base Indenture) that are financed pursuant to the Base Indenture Supplement.

         "Eligible Receivable" means, at any time of determination thereof, any Receivable of the Borrower or any Subsidiary of the Borrower that is a Subsidiary Guarantor (other than an Excluded Receivable) as to which each of the following requirements has been fulfilled to the reasonable satisfaction of the Administrative Agent (which requirements shall be deemed to have been fulfilled to the reasonable satisfaction of the Administrative Agent unless the Administrative Agent shall have otherwise notified the Borrower in writing):

                  (a) the Borrower or such Subsidiary has lawful and absolute title to such Receivable, free and clear of all Liens other than the Liens in favor of the Administrative Agent for the benefit of the Lenders;

                  (b) the Administrative Agent has a security interest in such Receivable, which security interest is legal, valid, binding, perfected and first priority under the U.C.C. or under the analogous secured transactions law of any Canadian province; provided, however, that

                           (i) the aggregate amount of such Receivables as to which the Administrative Agent has a security interest under Canadian law may not exceed 3% of the total amount of all Eligible Receivables at the time of such determination (such Receivables that do not exceed such 3% threshold being herein referred to as "Canadian Eligible Receivables");

                           (ii) no Receivable as to which any United States federal or state governmental agency or instrumentality is the Account Debtor may be an Eligible Receivable, except (A) to the extent the Borrower or such Subsidiary has complied with the Assignment of Claims Act of 1940, as amended (31 U.S.C. ss. 3727; 41 U.S.C. ss. 15), by delivering to the Administrative Agent a notice of assignment in favor of the Administrative Agent under such Act and in compliance with applicable provisions of 31 C.F.R. ss. 7-103.8 and 41 C.F.R. ss. 1-30.7, or with similar state law (collectively, for purposes of this definition, the "Registration Requirements") or (B) unless the Administrative Agent requests the Borrower or such Subsidiary to comply with the Registration Requirements with respect to the Receivables described in this subclause (B) and the Borrower or such Subsidiary does not exercise their best efforts to so comply, to the extent the aggregate amount of such Receivables would not exceed 3% of the total amount of all Eligible Receivables at the time of such determination; and

                           (iii) no Receivable as to which any other government
                  or agency of such government (including any foreign governmental authority or agency) is the Account Debtor may be an Eligible Receivable;

                  (c) the Borrower or such Subsidiary has the full and unqualified right to assign and grant a Lien in such Receivable to the Administrative Agent for the benefit of the Lenders;

                  (d) such Receivable is payable in Dollars (or, in the case of Canadian Eligible Receivables, Dollars or Canadian Dollars) and is a legal, valid, binding and enforceable obligation of the Person who is obligated under such Receivable (the "Account Debtor");

                  (e) without limiting the effect of the preceding clause (d), such Receivable complies with all requirements of applicable law, including the Federal Consumer Credit Protection Act, the Federal Truth in Lending Act and Regulation Z of the F.R.S. Board;

                  (f) if such Account is subject to any dispute, setoff, counterclaim or other claim or defense on the part of the Account Debtor denying liability under such Receivable, the portion of such Account so subject shall be excluded from Eligible Receivables;

                  (g) such Receivable (i) evidences monetary obligations and
         (ii) is evidenced by (A) an invoice or statement rendered to the Account Debtor or (B) an obligation of the Account Debtor to make royalty payments to the Borrower or such Subsidiary pursuant to a franchise agreement that is in full force and effect;

                  (h) such Receivable is a bona fide Receivable which arose in the ordinary course of business, and with respect to which,

                           (i) in the case of a Receivable arising from the sale of goods, such goods have been shipped or delivered to and not rejected by the Account Debtor, such Receivable was created as a result of a sale on an absolute basis and not on a consignment, approval or sale-and-return basis and all other actions necessary to create a binding obligation on the part of the Account Debtor for such Receivable have been taken, and

                           (ii) in the case of a Receivable relating to the rental of a Vehicle or the sale of services, such rental or services have been completed or performed and not rejected by the Account Debtor and all other actions necessary to create a binding obligation on the part of the Account Debtor have been taken;

                  (i) with respect to such Receivable, the Account Debtor is not

                           (i) an Affiliate of the Borrower, the Parent or any of their respective Subsidiaries,

                           (ii) organized or located in a jurisdiction other than the United States (except to the extent an Account Debtor with respect to a Canadian Eligible Receivable is located in Canada), or

                           (iii) the subject of any reorganization, bankruptcy,
                  receivership, custodianship or insolvency or any other condition of the type described in clauses (b) through (d) of
                  Section 9.1.9;

                  (j) such Receivable is not outstanding more than 90 days past the due date with respect thereto;

                  (k) no payment with respect to such Receivable made by check has been returned for insufficient funds;

                  (l) such Receivable has not been placed with a lawyer or other agent for collection;

                  (m) if the Borrower, the Parent or any of their respective Subsidiaries is indebted to such Account Debtor and such Account Debtor has a contractual right of setoff with respect to such indebtedness, unless the Borrower, the Parent or the relevant Subsidiary (as the case may be), on the one hand, and such Account Debtor, on the other hand, have entered into an agreement whereby the Account Debtor is prohibited from exercising any right of setoff with respect to the Receivables of the Borrower and its Subsidiaries, Eligible Receivables shall exclude an amount equal to the amount of such indebtedness; and

                  (n) such Receivable has such other characteristics or criteria as the Administrative Agent, in its reasonable discretion, may specify in writing to the Borrower from time to time.

Notwithstanding the foregoing, (i) all Receivables of any single Account Debtor (unless otherwise agreed to by the Required Lenders) and its Affiliates which, in the aggregate, exceed 5% of the total amount of all Eligible Receivables at the time of such determination, shall be deemed not to be Eligible Receivables to the extent of such excess, (ii) the total amount of Eligible Receivables shall be reduced by an amount equal to the excess, if any, of (x) the aggregate amount payable by the Borrower, the Parent and their respective Subsidiaries to Account Debtors that are franchisees of the Borrower, the Parent or any of their respective Subsidiaries at the time of such determination over (y) 5% of such total amount of Eligible Receivables, and (iii) in determining the amount of Receivables to be included as Eligible Receivables, the face amount of Receivables shall be reduced by (A) the amount of all accrued and actual returns, discounts, claims, credits or credits pending, charges, price adjustments, commissions or other amounts due to any Person engaged by the Borrower or the applicable Subsidiary of the Borrower in the rental or sale of Vehicles, freight or finance charges or other allowances (including any amount that the Borrower or such Subsidiary, as applicable, may be obligated to rebate to a customer pursuant to the terms of any agreement or understanding (written or oral) or that the Borrower or such Subsidiary, as applicable, established as a reserve therefor (and the Borrower agrees that any such reserve will in no event be less than the reserve that would be so established consistent with past practice or in accordance with GAAP)) and (B) the aggregate amount of all cash received in respect of Receivables but not yet applied by the Borrower or such Subsidiary to reduce the amount of the Receivables.

         "Eligible Repurchase Vehicles" means the Net Book Value (as defined in the Base Indenture) of Repurchase Vehicles (as defined in the Base Indenture) that are financed pursuant to the Base Indenture Supplement.

         "Enhancement Letter of Credit Application and Agreement" means, with respect to each Enhancement Letter of Credit, the application and agreement therefor completed by the account party or parties in respect of such Enhancement Letter of Credit and accepted by the Issuer.

         "Enhancement Letters of Credit" is defined in clause (b)(i) of the sixth recital.

         "Enhancement Letters of Credit Commitment Amount" means, on any date, $225,000,000, as such amount may be reduced from time to time pursuant to
Section 2.2.

         "Environmental Laws" means all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

         "Equity Offering" is defined in the third recital.

         "Equivalent" means, on any date of determination, (a) in Dollars of any currency, the equivalent in Dollars of such currency determined by using the quoted spot rate at which Credit Suisse First Boston's principal office in New York City, New York, offers to exchange Dollars for such currency in New York City, New York, at the open of business on such date and (b) in any currency of Dollars, the equivalent in such currency of Dollars determined by using the quoted spot rate at which Credit Suisse First Boston's principal office in New York City, New York, offers to exchange such currency for Dollars in New York City, New York, at the open of business on such date.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections thereto.

         "Eurocurrency Loan" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the Eurocurrency Rate (Reserve Adjusted).

         "Eurocurrency Office" means, relative to any Lender, the office of such Lender designated as such opposite its name in Schedule II hereto or designated in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) as designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining Eurocurrency Loans of such Lender hereunder.

         "Eurocurrency Rate" means, relative to any Interest Period, with respect to Eurocurrency Loans denominated in any Available Currency, an interest rate per annum equal to:

                  (a) the rate determined by the Administrative Agent at approximately 11:00 a.m. (London, England time) two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period by reference to the British Bankers' Association Interest Settlement Rates for deposits in such Available Currency (as set forth by any service selected by the Administrative Agent which has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period; or

                  (b) if such rate cannot be determined by the Administrative Agent in accordance with clause (a) above, the average (rounded upward to the nearest whole multiple of 1/100 of 1% per annum, if such average is not such a multiple) of the rates per annum at which deposits in such Available Currency are offered by the Eurocurrency Office of each of the Reference Lenders in London, England to prime banks in the London interbank market at or about 11:00 a.m. (London, England time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Lender's Eurocurrency Loan comprising part of such Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period; provided that any determination of the Eurocurrency Rate for any Interest Period pursuant to this clause (b) shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the Reference Lenders two Business Days before the first day of such Interest Period, subject, however, to the provisions of Section 3.2.4.

         "Eurocurrency Rate (Reserve Adjusted)" means, relative to any Loan to be made, continued or maintained as, or converted into, a Eurocurrency Loan for any Interest Period, arate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:



         Eurocurrency Rate                  =                   Eurocurrency Rate

         (Reserve Adjusted)                          1.00 - Eurocurrency Reserve Percentage


The Eurocurrency Rate (Reserve Adjusted) for any Interest Period for Eurocurrency Loans will be determined by the Administrative Agent on the basis of the Eurocurrency Reserve Percentage in effect two Business Days before the first day of such Interest Period.

         "Eurocurrency Reserve Percentage" means, relative to any Interest Period for Eurocurrency Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

         "Event of Default" is defined in Section 9.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Excluded Receivable" means any Receivable of the Borrower or any Subsidiary of the Borrower that is (a) subject to a Lien which is not a Lien in favor of the Administrative Agent for the benefit of the Lenders and (b) (i) an obligation payable to TFFC in respect of Vehicles leased or financed pursuant to a Lease (as defined in the Base Indenture), (ii) an obligation of a manufacturer of a Vehicle securing Vehicle Debt pursuant to a Repurchase Program (as defined in the Base Indenture), (iii) an obligation of an insurer or governmental entity with respect to a Casualty Event in respect of a Vehicle securing Vehicle Debt or (iv) an obligation of a Person in respect of the purchase price of a Vehicle securing Vehicle Debt.

         "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

                  (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

                  (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Credit Suisse First Boston from three federal funds brokers of recognized standing selected by it.

         "Fee Letter" is defined in Section 3.3.2.

         "Fiscal Quarter" means any quarter of a Fiscal Year.

         "Fiscal Year" means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "1997 Fiscal Year") refer to the Fiscal Year ending on the December 31 occurring during such calendar year.

         "Foreign Currency" means, collectively, French Francs, Sterling, Swiss Francs and each Alternate Currency.

         "Foreign Currency Loan" means any Loan made in a Foreign Currency.

         "Foreign Currency Loan Commitment Amount" means, on any date, $40,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

         "Foreign Pledge Agreement" means any supplemental pledge agreement governed by the laws of a jurisdiction other than the United States or a state thereof executed and delivered by the Borrower or any of its Subsidiaries pursuant to the terms of this Agreement, in form and substance satisfactory to the Administrative Agent, as may be necessary or desirable under the laws of organization or incorporation of a Subsidiary to further protect or perfect the Lien on and security interest in any Pledged Shares and/or Pledged Notes (as such terms are defined in the Pledge Agreements).

         "Foreign Subsidiary" means any Subsidiary of the Borrower (a) which is organized under the laws of any jurisdiction outside of the United States of America, (b) which conducts the major portion of its business outside of the United States of America and (c) all or substantially all of the property and assets of which are located outside of the United States of America.

         "Franchisee Acquisition" means any Business Acquisition in respect of a Person that was a franchisee of the Borrower, the Parent or any of their respective Subsidiaries on the Effective Date, so long as the consideration paid in connection with such Business Acquisition consisted solely of Capital Stock of the Parent issued in connection therewith and the assumption of Vehicle Debt (if any).

         "French Franc" and the symbol "Fr" means the lawful currency of the Republic of France.

         "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "GAAP" is defined in Section 1.4.

         "General Letters of Credit" is defined in clause (b)(ii) of the sixth recital.

         "Guarantor" means, collectively, the Parent and each Subsidiary Guarantor.

         "Guaranty" means, as the context may require, the Parent Guaranty or the Subsidiary Guaranty.

         "Guaranteed Obligations" is defined in Section 4.10.1.

         "Hazardous Material" means

                  (a)  any "hazardous substance", as defined by CERCLA;

                  (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended; or

                  (c) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance (including any petroleum product) within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended.

         "Hedging Agreements" means, collectively, currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect a Person against fluctuations in interest rates or currency exchange rates.

         "Hedging Obligations" means, with respect to any Person, all liabilities of such Person under Hedging Agreements.

         "herein", "hereof", "hereto", "hereunder" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

         "High Quality Investments" means

                  (a) U.S. Government Obligations;

                  (b) participation certificates (excluding strip mortgage securities that are purchased at prices exceeding their principal amounts) and senior debt obligations of the Federal Home Loan Mortgage Corporation, consolidated system wide bonds and notes of the Farm Credit System, senior debt obligations and mortgage-backed securities (excluding stripped mortgage securities which are purchased at prices exceeding their principal amounts) of the Federal Mortgage Association which, in the case of mortgage-backed securities, are rated at least AA by S&P and Aa by Moody's, senior debt obligations (excluding securities that have no fixed value and/or whose terms do not promise a fixed dollar amount at maturity or call date) of the Student Loan Marketing Association and debt obligations of the Resolution Funding Corp. (collectively, "Agency Obligations");

                  (c) direct obligations of any state of the United States or any subdivision or agency thereof whose short-term unsecured general obligation debt has ratings from S&P of at least A-1 and Moody's of at least P-1 or any obligation that has ratings from S&P and Moody's at least equivalent to A-1 and P-1, respectively, and which is fully and unconditionally guaranteed by any state, subdivision or agency whose short term, unsecured general obligation debt has ratings from S&P and Moody's at least equivalent to A-1 and P-1, respectively;

                  (d) commercial paper maturing in not more than 270 days which is issued by a corporation (other than an Affiliate of any Obligor) and having ratings from S&P and Moody's at least equivalent to A-1 and P-1, respectively;

                  (e) deposits, federal funds or bankers acceptances (maturing in not more than 365 days) of any domestic bank (including a branch office of a foreign bank which branch office is located in the United States, provided that the Administrative Agent shall have received a legal opinion or opinions to the effect that full and timely payment of such deposit or similar obligation is enforceable against the principal office or any branch of such bank), which:

                           (i) has an unsecured, uninsured and unguaranteed obligation which has ratings from S&P and Moody's at least equivalent to A-1 and P-1, respectively, or

                           (ii) is the lead bank of a parent bank holding
                  company with an uninsured, unsecured and unguaranteed obligation meeting the rating requirements in the preceding clause (i);

                  (f) deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of not less than $100 million, provided such deposits are fully insured by the Federal Deposit Insurance Corporation, the Banking Insurance Fund or the Savings Association Insurance Fund;

                  (g) investments in a money-market fund which may be a 12b-1 fund as registered under the Investment Company Act of 1940 and is rated at least the equivalent of AAm or AAm-G by S&P and P-1 by Moody's;

                  (h) repurchase agreements with a term of six months or less with any institution having short-term, unsecured debt rated at least the equivalent of A-1 by S&P and P-1 by Moody's;

                  (i) repurchase agreements collateralized by U.S. Government Obligations or Agency Obligations (the "Collateral Securities") with any registered broker-dealer which is under the jurisdiction of the Securities Investors Protection Corp. or any commercial bank, if such broker-dealer or bank has uninsured, unsecured and unguaranteed debt rated at least the equivalent of A-1 by S&P and P-1 by Moody's, provided that:

                           (A) a master repurchase agreement or other specific
                  written repurchase agreement governs the transaction;

                           (B) the Collateral Securities are held free and clear
                  of any other Lien by the Administrative Agent or an independent third party acting solely as agent for the Administrative Agent, provided that any such third party (1) is (x) a Federal Reserve bank, (y) a bank which is a member of the Federal Deposit Insurance Corporation and which has combined capital, surplus and undivided profits of not less that $250 million, or (z) a bank approved in writing for such purpose by the Required Lenders, and (2) certifies in writing to the Administrative Agent (or delivers to the Administrative Agent a written opinion of counsel to such third party) that such third party holds the Collateral Securities free and clear of any Lien, as agent for the Administrative Agent;

                           (C) a perfected first security interest under the
                  Uniform Commercial Code is created in, or book entry procedures prescribed at 31 C.F.R. 306.1 et seq. or 31 C.F.R.
                  350.0 et seq. are followed with respect to, the Collateral Securities for the benefit of the Administrative Agent;

                           (D) such repurchase agreement has a term of 30 days
                  or less;

                           (E) such repurchase agreement matures (or permits the
                  Administrative Agent to withdraw all or any portion of the invested funds) at least ten (10) days (or other appropriate liquidation period) prior to each Quarterly Payment Date;

                           (F) the fair market value of the Collateral
                  Securities in relation to the amount of the repurchase obligation, including principal and interest, is equal to at least one hundred and three percent (103%) (as determined by the Borrower and certified by the chief financial or accounting Authorized Officer of the Borrower to the Administrative Agent in a certificate in form and substance satisfactory to the Administrative Agent); and

                           (G) the Administrative Agent obtains an opinion of
                  counsel to such broker-dealer or bank to the effect that such repurchase agreement is a legal, valid, binding and enforceable agreement of such broker-dealer or bank (and, in the case of a bank which is a branch of a foreign bank, of such foreign bank) in accordance with its terms; and

                  (j) any other similar investments that are requested by the Borrower to be classified as "High Quality Investments" and consented to by the Administrative Agent in its sole and absolute discretion.

         "Impermissible Qualification" means, relative to the opinion or certification of any independent public accountant as to any financial statement of the Borrower, the Parent or any other Obligor, any qualification or exception to such opinion or certification

                  (a) which is of a "going concern" or similar nature;

                  (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

                  (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower, the Parent or such other Obligor to be in default of any of its obligations under Section 8.2.4.

         "including" and "include" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

         "Indebtedness" of any Person means, without duplication:

                  (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

                  (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

                  (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

                  (d) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

                  (e) net liabilities of such Person under all Hedging Obligations;

                  (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

                  (g) Redeemable Capital Stock; and

                  (h) all Contingent Liabilities of such Person in respect of any of the foregoing.


For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer to the extent there is recourse to such Person with respect to such Indebtedness.

         "Indemnified Liabilities" is defined in Section 12.4.

         "Indemnified Parties" is defined in Section 12.4.

         "Interest Coverage Ratio" means, at the end of any Fiscal Quarter, the ratio of

                  (a) Adjusted EBITDA for the four consecutive Fiscal Quarters ending on the last day of such Fiscal Quarter to

                  (b) Non-Vehicle Interest Expense for the four consecutive Fiscal Quarters ending on the last day of such Fiscal Quarter.

         "Interest Period" means, relative to any Eurocurrency Loan, the period beginning on (and including) the date on which such Eurocurrency Loan is made or continued as, or converted into, a Eurocurrency Loan pursuant to Section 2.3 or
2.4 and ending on (but excluding) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month) as the Borrower may select in its relevant notice pursuant to Section 2.3 or 2.4; provided, however, that

                  (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than seven different dates;

                  (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

                  (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless, if such

         Interest Period applies to Eurocurrency Loans, such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

                  (d) no Interest Period may end later than the Stated Maturity Date.

         "Investment" means, relative to any Person,

                  (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business);

                  (b) any Contingent Liability of such Person; and

                  (c) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

         "Issuance Request" means a request and certificate duly executed by the chief executive, accounting or financial Authorized Officer of the Borrower, in substantially the form of Exhibit B-2 attached hereto (with such changes thereto as may be agreed upon from time to time by the Administrative Agent and the Borrower).

         "Issuer" means Credit Suisse First Boston or any of its affiliates, and/or any other Lender having short-term credit ratings of A-1 (or better) from S&P and P-1 from Moody's which has agreed to issue one or more Letters of Credit at the request of the Administrative Agent (which shall, at the Borrower's request, notify the Borrower from time to time of the identity of such other Lender).

         "Lender Assignment Agreement" means a Lender Assignment Agreement substantially in the form of Exhibit J hereto.

         "Lenders" is defined in the preamble and, in addition, shall include any commercial bank or other financial institution that becomes a Lender pursuant to Section 12.11.1.

         "Letter of Credit" means, collectively, Enhancement Letters of Credit and General Letters of Credit, which letters of credit, in each case, shall be irrevocable standby letters of credit in such form as may be requested by the Borrower and approved by the Issuer.

         "Letter of Credit Commitment" means, relative to any Lender, such Lender's obligation to issue (in the case of the Issuer) or participate in (in the case of all Lenders) Letters of Credit pursuant to Section 2.1.2.

         "Letter of Credit Commitment Termination Date" means the earliest of

                  (a) May 30, 1997 (if the initial Credit Extension has not occurred on or prior to such date);

                  (b) the first Business Day prior to the Stated Maturity Date;

                  (c) the date on which the Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and

                  (d) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clause (c) or (d) above, the Letter of Credit Commitments shall terminate automatically and without any further action.

         "Letter of Credit Outstandings" means, at any time, an amount equal to the sum of

                  (a) the aggregate Stated Amount at such time of all Letters of Credit then outstanding and undrawn (as such aggregate Stated Amount shall be adjusted, from time to time, as a result of drawings, the issuance of Letters of Credit, or otherwise);

plus

                  (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

         "Leverage Ratio" means, at the end of any Fiscal Quarter, the ratio of

                  (a) Adjusted Debt as at the last day of such Fiscal Quarter to

                  (b) Adjusted EBITDA for the four consecutive Fiscal Quarters ending on the last day of such Fiscal Quarter.

         "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation.

         "Liquidity Facility" means the Liquidity Agreement, dated as of the date hereof, among Budget Funding Corporation, the lenders party thereto and Credit Suisse First Boston, as the Liquidity Agent for such lenders, as the same may be amended, supplemented, amended and restated, replaced or otherwise modified from time to time in accordance with the terms hereof.

         "Liquidity Obligation" is defined in Section 4.5.

         "Loan" is defined in Section 2.1.1.

         "Loan Commitment" means, relative to any Lender, such Lender's obligation to make Loans pursuant to Section 2.1.1.

         "Loan Commitment Amount" means, on any date, $100,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

         "Loan Commitment Termination Date" means the earliest of

                  (a) May 30, 1997 (if the initial Credit Extension has not occurred on or prior to such date);

                  (b) the Stated Maturity Date;

                  (c) the date on which the Loan Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and

                  (d) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clause (c) or (d) above, the Loan Commitments shall terminate automatically and without any further action.

         "Loan Document" means this Agreement, the Notes, the Pledge Agreements, the Security Agreements, the Subsidiary Guaranty, the Letters of Credit, the Enhancement Letter of Credit Application and Agreements, the Foreign Pledge Agreements, Deposit Account Agreements (as defined in the Security Agreements) and each other agreement, certificate, document or instrument delivered in connection with this Agreement and such other agreements, whether or not specifically mentioned herein or therein.

         "LOC Liquidity Disbursement" means, with respect to any Enhancement Letter of Credit, any drawing thereunder to the extent such drawing is for the purpose of providing liquidity support to Budget Funding Corporation or another SPC which has issued highly-rated commercial paper in connection with the financing of Vehicles, including any LOC Liquidity Disbursement (as defined in the CP Enhancement Letter of Credit Application and Agreement) under the CP Enhancement Letter of Credit and the portion of any LOC Termination Disbursement (as defined in the CP Enhancement Letter of Credit Application and Agreement) allocable to Budget Funding Corporation.

         "local time" means

                  (a) relative to matters in respect of Foreign Currency Loans denominated in Australian Dollars, Sydney, Australia time;

                  (b) relative to matters in respect of Foreign Currency Loans denominated in New Zealand Dollars, Wellington, New Zealand time;

                  (c) relative to matters in respect of Foreign Currency Loans denominated in French Francs, Paris, France time;

                  (d) relative to matters in respect of Foreign Currency Loans denominated in Swiss Francs, Zurich, Switzerland time;

                  (e) relative to matters in respect of Foreign Currency Loans denominated in Sterling, London, England time; and

                  (f) relative to any matter not set forth in clauses (a) through (e) above, New York City, New York time.

         "Moody's" means Moody's Investors Service, Inc.

         "NationsBanc" is defined in the preamble.

         "Net Adjusted Debt" means, at any time, the excess of

                  (a) Adjusted Debt at such time

over

                  (b) the amount obtained by taking the average of unrestricted cash of the Borrower at such time (including the aggregate amount of Eligible Cash and Cash Equivalents of the Borrower that is included in the Borrowing Base Amount at such time) and the amount of such unrestricted cash as of the last Business Day of each of the preceding two calendar months.

         "Net Disposition Proceeds" means the excess of

                  (a) the gross cash proceeds received by the Borrower, the Parent or any of their respective Subsidiaries from any sale, transfer or conveyance of assets permitted pursuant to clause (c) of Section
         8.2.10 excluding any such sale, transfer or conveyance permitted pursuant to clause (a) of Section 8.2.10 (collectively referred to herein for purposes of this definition as a "permitted disposition") and any cash payments received in respect of promissory notes or other non-cash consideration delivered to the Borrower, the Parent or such Subsidiary in respect of any permitted disposition.

over

                  (b)  the sum of

                           (i) all reasonable and customary fees and expenses
                  with respect to legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such permitted disposition which have not been paid (other than in the case of reasonable out-of-pocket expenses) to Affiliates of the Borrower or the Parent;

         plus

                           (ii) all taxes and other governmental costs and expenses actually paid or estimated by the Borrower, the Parent or such Subsidiary (in good faith) to be payable in cash in connection with such permitted disposition;

         plus

                           (iii) payments made by the Borrower, the Parent or
                  such Subsidiary to retire Indebtedness (other than the Loans) of the Borrower, the Parent or such Subsidiary where payment of such Indebtedness is required in connection with such permitted disposition;

provided, however, that if, after the payment of all taxes with respect to such permitted disposition, the amount of estimated taxes, if any, pursuant to clause
(b)(ii) above exceeded the tax amount actually paid in respect of such permitted disposition, the Commitment Amount shall be immediately and automatically reduced by an amount equal to the aggregate amount of such excess.

         "Net Equity Proceeds" means, with respect to the sale or issuance by the Borrower, the Parent or any of their respective Subsidiaries to any Person (other than the Parent, the Borrower or any of their respective Subsidiaries) of any Capital Stock, other than pursuant to the Equity Offering, or any warrants or options with respect to such Capital Stock or the exercise of any such warrants or options, the excess of:

                  (a) the gross cash proceeds received by the Borrower, the Parent or such Subsidiary from such sale, exercise or issuance (other than proceeds received with respect to employee incentive stock options or deferred stock purchase plans), over

                  (b) all reasonable and customary fees and expenses with respect to underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such sale or issuance or exercise which have not (other than in the case of reasonable out-of-pocket expenses) been paid to Affiliates of the Borrower or the Parent in connection therewith.

         "Net Income" means, for any applicable period, the aggregate of all amounts which, in accordance with GAAP, would be included as net income (or net loss) on a consolidated statement of income of the Parent and its Subsidiaries for such period; provided, however, that, in the event any such period would include a Pre-Acquisition Period, Net Income for such Pre-Acquisition Period would equal the sum of (i) in the event such Pre-Acquisition Period would include the Fiscal Quarter ending December 31, 1996, ($1,682,000) plus (ii) Net Income for the remainder of such Pre-Acquisition Period (or, if the preceding clause (i) is not applicable, for the entirety of such Pre-Acquisition Period) determined on a pro forma basis after giving effect to consummation of the Transaction in a manner consistent with the pro forma financial statements set forth in the Registration Statement.

         "Net Issuance Proceeds" means, as to any issuance of indebtedness for borrowed money by the Borrower, the Parent or any of their respective Subsidiaries, the excess of:

                  (a) the gross cash proceeds received by the Borrower, the Parent or such Subsidiary from such issuance,

over

                  (b) all reasonable and customary fees and expenses with respect to underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such issuance which have not (other than in the case of reasonable out-of-pocket expenses) been paid to Affiliates of the Borrower or the Parent in connection therewith.

         "Net Worth" means, with respect to any Person at any date, on a consolidated basis for such Person and its Subsidiaries, the excess of:

                  (a) the sum of capital stock taken at par value, capital surplus and retained earnings (or accumulated deficit) of such Person at such date;

over

                  (b) treasury stock of such Person and, to the extent included in the preceding clause (a), minority interests in Subsidiaries of such Person at such date.

         "New Zealand Dollars" and the symbol "NZ$" mean the lawful currency of New Zealand.

         "Non-Material Subsidiary" means any Subsidiary of the Borrower that

                  (a) accounted for no more than 1/2 of 1% of consolidated revenues of the Parent and its Subsidiaries or 1/2 of 1% of consolidated earnings of the Parent and its Subsidiaries before interest and taxes, in each case for the four consecutive Fiscal Quarters of the Parent ending on the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 8.1.1, financial statements have been, or are required to have been, delivered by the Borrower or the Parent to the Administrative Agent, and

                  (b) has assets which represent no more than 1/2 of 1% of the consolidated assets of the Parent and its Subsidiaries as of the last day of the last Fiscal Quarter of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 8.1.1, financial statements have been, or are required to have been, delivered by the Borrower or the Parent to the Administrative Agent,

to the extent that Non-Material Subsidiaries do not

                  (i) account in the aggregate for more than 2 1/2% of consolidated revenues of the Parent and its Subsidiaries or 2 1/2% of consolidated earnings of the Parent and its Subsidiaries before interest and taxes, in each case for the four consecutive Fiscal Quarters of the Parent ending on the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 8.1.1, financial statements have been, or are required to have been, delivered by the Borrower or the Parent to the Administrative Agent, or

                  (ii) have assets which represent more than 2 1/2% of the consolidated assets of the Parent and its Subsidiaries as of the last day of the last Fiscal Quarter of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 8.1.1, financial statements have been, or are required to have been, delivered by the Borrower or the Parent to the Administrative Agent.

         "Non-Vehicle Debt" means

                  (a) Total Debt

minus

                  (b) to the extent included in such Total Debt, Vehicle Debt plus

                  (c) to the extent included in such Vehicle Debt, the sum of
         (i) with respect to Vehicles owned by TFFC or any other SPC and leased to the Borrower or any Subsidiary of the Borrower, any obligation of the Borrower or such Subsidiary with respect to such Vehicles which, when added to all rental payments previously made by the Borrower or such Subsidiary and the next regularly scheduled rental payment to be made by the Borrower or such Subsidiary with respect to such Vehicles, exceeds the sum of the aggregate Depreciation Charges (as defined in the Base Indenture) with respect to such Vehicles plus any fair market value adjustment with respect to such Vehicles provided for in the documents relating to the lease applicable to such Vehicles plus (ii) with respect to Vehicles owned by the Borrower or any Subsidiary of the Borrower (other than TFFC or another SPC), any obligation of the Borrower or such Subsidiary with respect to such Vehicles which exceeds the excess of (x) the aggregate Capitalized Cost (as defined in the Base Indenture) of such Vehicles over (y) the sum of the aggregate Depreciation Charges (as defined in the Base Indenture) accrued with respect to such Vehicles plus any fair market value adjustment with respect to such Vehicles provided for in the documents relating to the financing arrangements applicable to such Vehicles.

         "Non-Vehicle Interest Expense" means, for any applicable period, the excess of

                  (a) the aggregate consolidated gross interest expense of the Parent and its Subsidiaries for such period, as determined in accordance with GAAP ("Aggregate Interest Expense"), including (i) commitment fees paid or owed with respect to the then unutilized portion of the Loan Commitment Amount, (ii) all other fees paid or owed with respect to the issuance or maintenance of Contingent Liabilities (including letters of credit), which, in accordance with GAAP, would be included as interest expense, (iii) net costs or benefits under Hedging Arrangements and (iv) the portion of any payments made in respect of Capitalized Lease Liabilities of the Parent and its Subsidiaries allocable to interest expense, but excluding the amortization of debt issuance costs and other financing expenses incurred in connection with the Transaction (provided that, in the event any such period would include a Pre-Acquisition Period, such gross interest expense for such Pre-Acquisition Period would equal the sum of (A) in the event such Pre-Acquisition Period would include the Fiscal Quarter ending December 31, 1996, $31,053,000 (of which $24,753,000 is on account of Vehicle
         Debt) plus (B) gross interest expense for the remainder of such Pre-Acquisition Period (or, if the preceding clause (A) is not applicable, for the entirety of such Pre-Acquisition Period) determined on a pro forma basis after giving effect to consummation of the Transaction in a manner consistent with the pro forma financial statements set forth in the Registration Statement)

over

                  (b) to the extent included in the preceding clause (a), gross interest expense in respect of Vehicle Debt.

         "Note" means a promissory note of the Borrower payable to the order of any Lender, in the form of Exhibit A hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Obligations" means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured, direct or indirect, choate or inchoate, sole, joint, several or joint and several, due or to become due, heretofore or hereafter contracted or acquired) of the Borrower and each other Obligor arising under or in connection with this Agreement, the Notes, the Letters of Credit and each other Loan Document.

         "Obligor" means, as the context may require, the Borrower, the Parent and any other Person (other than any Agent, the Issuer or any Lender) to the extent such Person is obligated under, or otherwise a party to, this Agreement or any other Loan Document.

         "OECD" means the Organization for Economic Cooperation and Development.

         "Organic Document" means, relative to any Obligor, as applicable, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of such Obligor's partnership interests, limited liability company interests or authorized shares of capital stock.

         "Parent" is defined in the preamble.

         "Parent Closing Date Certificate" means the closing date certificate executed and delivered by the Parent pursuant to Section 6.1.11, substantially in the form of Exhibit I-2 hereto.

         "Parent Guaranty" means the Obligations of the Parent undertaken pursuant to Article X.

         "Parent Pledge Agreement" means the Pledge Agreement executed and delivered by the Parent pursuant to Section 6.1.13, substantially in the form of Exhibit F-1 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Parent Security Agreement" means the Security Agreement executed and delivered by the Parent pursuant to Section 6.1.14, substantially in the form of Exhibit G-3 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Participant" is defined in Section 12.11.2.

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         "Pension Plan" means a "pension plan", as such term is defined in
Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

         "Percentage" means, relative to any Lender, the percentage set forth opposite its name in Schedule II hereto or set forth in the Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 12.11.1.

         "Permitted Business Acquisition" means any Business Acquisition, so long as

                  (a) (i) such Business Acquisition is a Franchisee Acquisition; or

                  (ii) in the case of a Business Acquisition other than a Franchisee Acquisition, the aggregate amount of expenditures of the Borrower and its Subsidiaries (excluding Vehicle Debt but including the aggregate amount of any and all other Indebtedness assumed in connection therewith and including the fair market value of any shares of Capital Stock of the Parent issued in connection therewith) in respect of such Business Acquisition (such amount, the "Subject Amount"), when added to the aggregate amount of all such expenditures of the Borrower and its Subsidiaries in respect of Business

         Acquisitions (other than Franchisee Acquisitions) during the Fiscal Year in which such Subject Amount would be expended, does not exceed $150,000,000 (provided that the portion thereof payable in cash does not exceed $50,000,000), and

                  (b) in the event the Subject Amount (which amount shall include, in the event such Business Acquisition is to be consummated in a series of related transactions, the aggregate amount of all such expenditures of the Borrower and its Subsidiaries in respect of such related transactions) would exceed $10,000,000 or in the event any portion of the consideration in respect of such Business Acquisition is in Capital Stock of the Parent, the Administrative Agent shall have received a Compliance Certificate executed by the chief financial or accounting Authorized Officer of the Parent certifying and, if reasonably requested by the Administrative Agent, showing (in reasonable detail and with appropriate calculations and computations in all respects reasonably satisfactory to the Administrative Agent) that on a historical pro forma basis (after giving effect to such Business Acquisition and all transactions related thereto (including all Indebtedness that would be assumed or incurred as a result of such acquisition) and all Business Acquisitions consummated prior thereto during the applicable periods thereunder) as of the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 8.1.1, financial statements have been, or are required to have been, delivered by the Borrower or the Parent and the Borrower would be in compliance with Section 8.2.4 as of the last day of such Fiscal Quarter and would not suffer an increase in the Leverage Ratio as of such date.

         "Person" means any natural person, corporation, limited liability company, partnership, joint venture, joint stock company, firm, association, trust or unincorporated organization, government, governmental agency, court or any other legal entity, whether acting in an individual, fiduciary or other capacity.

         "Plan" means any Pension Plan or Welfare Plan.

         "Pledge Agreement" means, as the context may require, the Parent Pledge Agreement, the Borrower Pledge Agreement or the Subsidiary Pledge Agreement.

         "Pre-Acquisition Period" means the period prior to the Acquisition
Date.

         "Quarterly Payment Date" means the last Business Day of each March, June, September, and December.

         "Rating Agencies" means S&P and Moody's.

         "Receivable" means any right to payment for goods sold or leased or for services rendered, whether or not earned by performance, including any right to payment under any franchise agreement.

         "Redeemable Capital Stock" means Capital Stock of the Borrower, the Parent or any of their respective Subsidiaries that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise,
(i) is or upon the happening of an event or passage of time would be required to be redeemed (for consideration other than shares of common stock of the Parent) on or prior to April 30, 2003, (ii) is redeemable at the option of the holder thereof (for consideration other than shares of common stock of the Parent) at any time prior to such date or (iii) is convertible into or exchangeable for debt securities of the Parent, the Borrower or any of their respective Subsidiaries at any time prior to such anniversary.

         "Reference Lenders" means Credit Suisse First Boston, NationsBanc and Caisse Nationale de Credit Agricole or, in the event that any one of such banks ceases to be a Lender hereunder at any time, any other commercial bank designated by the Borrower and approved by the Administrative Agent as constituting a "Reference Lender" hereunder.

         "Registration Statement" means the Registration Statement of the Parent on Form S-1, filed with the SEC under the Securities Act on February 12, 1997 (File No. 333-21691), as last amended on April 18, 1997.

         "Reimbursement Obligation" is defined in Section 4.6.

         "Related Person" means, with respect to any natural person, (a) any lineal descendant or antecedent, father, mother, spouse, brother, sister or executor of such person or (b) a partnership, corporation, limited liability company, trust or other entity formed solely for the benefit of any of the foregoing.

         "Release" means a "release", as such term is defined in CERCLA.

         "Required Lenders" means, at any time, Lenders holding at least 51% of the sum of the aggregate principal amount of the Loans then outstanding plus the Letter of Credit Outstandings, or if no Loans and Letters of Credit are then outstanding, Lenders having at least 51% of the Commitment Amount; provided, however, that, in the event that at any such time the Co- Syndication Agents (and their Affiliates) hold at least 40% of the sum of the aggregate principal amount of the Loans then outstanding plus the Letter of Credit Outstandings, or if no Loans and Letters of Credit are then outstanding, have at least 40% of the Commitment Amount, then "Required Lenders" shall mean (other than for purposes of determining the Lenders necessary to declare all or any portion of the Loans to be due and payable, to terminate any Commitment or to demand compliance with
Section 4.7) Lenders holding at least 662/3% of the sum of the aggregate principal amount of the Loans then outstanding plus the Letter of Credit Outstandings, or if no Loans and Letters of Credit are then outstanding, Lenders having at least 662/3% of the Commitment Amount.

         "Resource Conservation and Recovery Act" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended.

         "S&P" means Standard & Poor's Rating Services.

         "SEC" means the Securities and Exchange Commission.

         "Secured Parties" means the Lenders, the Issuer, the Agents and each of their respective successors, transferees and assigns.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Security Agreement" means, as the context may require, the Borrower Security Agreement, the Subsidiary Security Agreement or the Parent Security Agreement.

         "Senior Debt Offering" is defined in the third recital.

         "Senior Note Purchase Agreements" means the several Note Purchase Agreements, dated as of April 25, 1997, in each case between the Borrower and the purchaser named therein, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof.

         "Senior Notes" means the 9.57% Guaranteed Senior Notes due 2007 of the Borrower, issued pursuant to the Senior Note Purchase Agreements, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof.

         "Series A Note Purchase Agreements" means the several Note Purchase Agreements, dated as of December 1, 1996, in each case between the Parent and the purchaser named therein, as supplemented and amended by the Series B Note Purchase Agreements and as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof.

         "Series B Note Purchase Agreements" means the several Note Purchase Agreements, dated as of April 25, 1997, in each case between the Parent and the purchaser named therein, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof.

         "Series A Notes" means the 7.0% Convertible Subordinated Notes, Series A, due 2007 of the Parent, issued pursuant to the Series A Note Purchase Agreements, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof.

         "Series B Notes" means the 6.85% Convertible Subordinated Notes, Series B, due 2007 of the Parent, issued pursuant to the Series B Note Purchase Agreements, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof.

         "SPC" means Budget Funding Corporation, TFFC and any other bankruptcy-remote Subsidiary of the Borrower formed for the specific purpose of issuing highly-rated commercial paper, medium-term notes or other securities in connection with the financing of Vehicles or for the specific purpose of owning such Vehicles and leasing such Vehicles to the Borrower and its other Subsidiaries, in each case pursuant to a structured financing or securitization program.

         "Stated Amount" of each Letter of Credit means the maximum amount available for drawing thereunder (whether or not any conditions to drawing can then be met).

         "Stated Expiry Date" is defined in Section 4.1.

         "Stated Maturity Date" means April 29, 2002.

         "Sterling" and the symbol "(pound)" mean the lawful currency of the United Kingdom of Great Britain and Northern Ireland.

         "Stock Purchase Agreements" is defined in the second recital.

         "Subordinated Debt" means all unsecured Indebtedness of the Parent, the Borrower or any Subsidiary Guarantor for money borrowed which is subordinated, upon terms satisfactory to the Administrative Agent, in right of payment to the payment in full in cash of all Obligations of the Parent, the Borrower or such Subsidiary Guarantor, as the case may be, including the Series A Notes and the Series B Notes.

         "Subordinated Intercompany Debt" means unsecured Indebtedness (a) subordinated to the Obligations by provisions substantially in the form set forth in Schedule IV hereto and (b) the terms of which (including interest rate) are not more burdensome to the obligor or obligors thereunder than those terms generally available from independent third parties to obligors similarly situated as such obligor or obligors.

         "Subsidiary" means, with respect to any Person, any corporation, partnership or other business entity of which more than 50% of the outstanding capital stock (or other ownership interest) having ordinary voting power to elect a majority of the board of directors, managers or other voting members of the governing body of such entity (irrespective of whether at the time capital stock (or other ownership interest) of any other class or classes of such entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

         "Subsidiary Guarantor" means any Subsidiary of the Borrower that is a party to the Subsidiary Guaranty.

         "Subsidiary Guaranty" means the Guaranty executed and delivered by each Subsidiary that is a party thereto pursuant to Section 6.1.12, substantially in the form of Exhibit H hereto, as amended, supplemented, restated or otherwise modified from time to time.

         "Subsidiary Pledge Agreement" means, collectively, the Pledge Agreement executed and delivered by each Subsidiary party thereto pursuant to Section 6.1.13, substantially in the form of Exhibit F-3 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Subsidiary Security Agreement" means, collectively, the Security Agreement executed and delivered by each Subsidiary pursuant to Section 6.1.14, substantially in the form of Exhibit G-2 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Supermajority Lenders" means, at any time, Lenders holding at least
66 2/3% of the sum of the aggregate principal amount of the Loans then outstanding plus the Letter of Credit Outstandings, or if no Loans and Letters of Credit are then outstanding, Lenders having at least 66 2/3% of the Commitment Amount; provided, however, that, in the event that at any such time the Co-Syndication Agents (and their Affiliates) hold at least 40% of the sum of the aggregate principal amount of the Loans then outstanding plus the Letter of Credit Outstandings, or if no Loans and Letters of Credit are then outstanding, have at least 40% of the Commitment Amount, then "Supermajority Lenders" shall mean Lenders holding at least 75% of the sum of the aggregate principal amount of the Loans then outstanding plus the Letter of Credit Outstandings, or if no Loans and Letters of Credit are then outstanding, Lenders having at least 75% of the Commitment Amount.

         "Swiss Francs" and the symbol "SFr" mean the lawful currency of The Swiss Confederation.

         "Taxes" is defined in Section 5.6.

         "TFFC" means Team Fleet Financing Corporation, a Delaware corporation and Wholly Owned Subsidiary of the Borrower.

         "Total Debt" means, without duplication, the aggregate amount of all Indebtedness of the Parent and its Subsidiaries, other than Indebtedness of the type described in clause (b) (except to the extent such Indebtedness consists of unreimbursed drawings under letters of credit), (d) or (e) of the definition of "Indebtedness" or, to the extent in respect of such Indebtedness, clause (h) of the definition of "Indebtedness".

         "Transaction" is defined in the third recital.

         "type" means, relative to any Loan, the portion thereof, if any, being maintained as an ABR Loan or a Eurocurrency Loan.

         "U.C.C." means the Uniform Commercial Code as from time to time in effect in the State of New York.

         "United States" or "U.S." means the United States of America, its fifty states and the District of Columbia.

         "U.S. Government Obligations" means direct obligations of, or obligations the timely payment of principal of and interest on which is fully and unconditionally guaranteed by, the United States.

         "Vehicle Debt" means Indebtedness relating solely to the financing of any Vehicle and secured thereby (and by related collateral), other than any such Vehicle financed hereunder pursuant to the Base Indenture Supplement; provided that any obligation included as Non-Vehicle Debt pursuant to clause (iii) of the definition thereof shall not be deemed to be Vehicle Debt.

         "Vehicle Interest Expense" is defined in clause (b) of the definition of "Non-Vehicle Interest Expense".

         "Vehicles" means all existing and hereafter acquired motor vehicle inventory of the Borrower and the Borrower's Subsidiaries, consisting of passenger automobiles, light trucks and vans, whether held for sale, lease or rental purposes.

         "Voting Stock" means, with respect to any Person, Capital Stock in respect of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers, trustees or other similar governing body of such Person (irrespective of whether or not at the time the Capital Stock of any other class or classes shall have or might have voting power by reason of the occurrence of any contingency).

         "Welfare Plan" means a "welfare plan", as such term is defined in
Section 3(1) of ERISA.

         "Wholly Owned Subsidiary" means, with respect to any Person, a Subsidiary all the Capital Stock (other than directors' qualifying shares that are required under applicable law) of which is owned by such Person or another Wholly Owned Subsidiary of such Person.

         SECTION 1.2. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Borrowing Request, Continuation/Conversion Notice, Issuance Request, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

         SECTION 1.3. Cross-References. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

         SECTION 1.4. Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 8.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles ("GAAP") applied in the preparation of the financial statements referred to in Section 7.5. Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for the Parent and its Subsidiaries, in each case without duplication.



                                   ARTICLE II

                   COMMITMENTS, BORROWING PROCEDURES AND NOTES

         SECTION 2.1. Commitments. On the terms and subject to the conditions of this Agreement (including Article VI), each Lender severally agrees as follows:

         SECTION 2.1.1. Loan Commitment. From time to time on any Business Day occurring prior to the Loan Commitment Termination Date, each Lender will make Loans (relative to such Lender, its "Loans") denominated in any Available Currency to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing of Loans requested by the Borrower to be made on such day. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Loans.

         SECTION 2.1.2. Commitment to Issue Letters of Credit. From time to time on any Business Day, the Issuer will issue, and each Lender will participate in, the Letters of Credit, in accordance with Article IV.

         SECTION 2.1.3. Lenders Not Permitted or Required To Make Loans or Issue Letters of Credit Under Certain Circumstances. No Lender shall be permitted or required to

                  (a) make any Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Loans (after converting all Foreign Currency Loans to the Equivalent thereof in Dollars)

                           (i) denominated in Foreign Currencies of all Lenders would exceed the Foreign Currency Loan Commitment Amount,

                           (ii) of all Lenders would exceed the Loan Commitment Amount,

                           (iii) of all Lenders, together with all Letter of
                  Credit Outstandings, would exceed the lesser of the Commitment Amount and the then existing Borrowing Base Amount,

                           (iv) denominated in Foreign Currencies of such Lender would exceed such Lender's Percentage of the Foreign Currency Loan Commitment Amount,

                           (v) of such Lender would exceed such Lender's Percentage of the Loan Commitment Amount, or

                           (vi) of such Lender, together with its Percentage of all Letter of Credit Outstandings, would exceed such Lender's Percentage of the lesser of the Commitment Amount and the then existing Borrowing Base Amount; or

                  (b) issue (in the case of the Issuer) any Letter of Credit if, after giving effect thereto

                           (i) all Letter of Credit Outstandings in respect of Enhancement Letters of Credit would exceed the Enhancement Letters of Credit Commitment Amount,

                           (ii) all Letter of Credit Outstandings, together with the aggregate outstanding principal amount of all Loans (after converting all Foreign Currency Loans to the Equivalent thereof in Dollars) of all Lenders would exceed the lesser of the Commitment Amount and the then existing Borrowing Base Amount,

                           (iii) such Lender's Percentage of all Letter of
                  Credit Outstandings in respect of Enhancement Letters of Credit would exceed such Lender's Percentage of the Enhancement Letters of Credit Commitment Amount, or

                           (iv) such Lender's Percentage of all Letter of Credit Outstandings, together with the aggregate outstanding principal amount of all Loans (after converting all Foreign Currency Loans to the Equivalent thereof in Dollars) of such Lender would exceed such Lender's Percentage of the lesser of the Commitment Amount and the then existing Borrowing Base Amount.

         SECTION 2.2. Reduction of Commitment Amounts. The Commitment Amount, the Enhancement Letters of Credit Commitment Amount, the Loan Commitment Amount and the Foreign Currency Loan Commitment Amount are subject to reduction from time to time pursuant to this Section 2.2.

         SECTION 2.2.1. Optional. The Borrower may, from time to time on any Business Day occurring after the Closing Date, voluntarily reduce the unused amount of the Commitment Amount; provided, however, that all such reductions shall require at least three Business Days' prior notice to the Administrative Agent and be permanent, and any partial reduction of the Commitment Amount shall be in a minimum amount of $5,000,000 and in an integral multiple of $1,000,000.

         SECTION 2.2.2.  Mandatory.  The Commitment Amount shall,

                  (a) on the first Business Day prior to the Stated Maturity Date, be reduced to the then existing Loan Commitment Amount; and

                  (b) to the extent not applied to the permanent repayment of other Indebtedness that is not Subordinated Debt or Subordinated Intercompany Debt, concurrently with the receipt by the Borrower, the Parent or any of their respective Subsidiaries of any Net Disposition Proceeds, Net Equity Proceeds, Net Issuance Proceeds or Casualty Proceeds, as the case may be, be reduced by an aggregate amount equal to 100% of such Net Disposition Proceeds, 50% of such Net Equity Proceeds, 100% of such Net Issuance Proceeds or 100% of such Casualty Proceeds, as the case may be; provided, however, that the Commitment Amount shall not be reduced by the amount of any Casualty Proceeds received by the Borrower, the Parent or such Subsidiary under this clause (b) so long as (i) (A) the Borrower informs the Administrative Agent no later than 30 days following the occurrence of the Casualty Event resulting in such Casualty Proceeds of its, the Parent's or such Subsidiary's good faith intention to apply such Casualty Proceeds to the rebuilding or replacement of the property which was the subject of such Casualty Event, and (B) such Casualty Proceeds are in fact applied to rebuild or replace such damaged, destroyed or condemned property within 180 days following the receipt of such Casualty Proceeds, and
         (ii) no Default shall have occurred and be continuing.

Each such reduction in the Commitment Amount shall be permanent and automatic.

         SECTION 2.2.3. Corresponding Reductions. Any reduction of the Commitment Amount which reduces the Commitment Amount below the then current amount of the Enhancement Letters of Credit Commitment Amount, the Loan Commitment Amount or the Foreign Currency Loan Commitment Amount, as the case may be, shall result in an automatic and corresponding reduction of the Enhancement Letters of Credit Commitment Amount, the Loan Commitment Amount or the Foreign Currency Commitment Amount, as the case may be, to the amount of the Commitment Amount, as so reduced, without any further action on the part of the Administrative Agent, the Lenders or otherwise.

         SECTION 2.3. Borrowing Procedure. By delivering a Borrowing Request to the Administrative Agent on or before 11:00 a.m. (New York City, New York time) on a Business Day, the Borrower may from time to time irrevocably request,

                  (a) on such Business Day (but in any event not more than five Business Days' notice) in the case of ABR Loans denominated in Dollars,

                  (b) on not less than three (but in any event not more than five) Business Days' notice in the case of Eurocurrency Loans denominated in Dollars, or

                  (c) on not less than four (but in any event not more than six) Business Days' notice in the case of Eurocurrency Loans denominated in any Foreign Currency, that a Borrowing be made, in the case of ABR Loans, in a minimum amount of $3,000,000 and an integral multiple of $100,000, in the case of Eurocurrency Loans, in a minimum amount of $5,000,000 (or the Equivalent thereof in any Foreign Currency) and an integral multiple of $100,000 (or the Equivalent thereof in such Foreign Currency) or, in either case, in the unused amount of the Commitment (subject to the Foreign Currency Loan Commitment Amount if such Loan is a Eurocurrency Loan denominated in a Foreign Currency) and rounded to the nearest one hundred thousand units of such Foreign Currency in the case of Eurocurrency Loans denominated in a Foreign Currency. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, in the Available Currency specified in such Borrowing Request. On or before 1:00 p.m. (local time) on such Business Day, each Lender shall deposit with the Administrative Agent same day funds in the applicable Available Currency an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

         SECTION 2.4. Continuation and Conversion Elections. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 11:00 a.m. (New York City, New York time) on a Business Day, the Borrower may from time to time irrevocably elect,

                  (a) on such Business Day in the case of ABR Loans,

                  (b) on not less than three (but in any event not more than five) Business Days' notice in the case of Eurocurrency Loans denominated in Dollars, or

                  (c) on not less than four (but in any event not more than six) Business Days' notice in the case of Eurocurrency Loans denominated in any Foreign Currency,

that all, or any portion in an aggregate minimum amount of $3,000,000 (or the Equivalent thereof in any Foreign Currency) and an integral multiple of $100,000 (or the Equivalent thereof in such Foreign Currency), in the case of any Eurocurrency Loan, be converted into an ABR Loan denominated in Dollars, or an aggregate minimum amount of $5,000,000 (or the Equivalent thereof in any Foreign Currency) and an integral multiple of $100,000 (or the Equivalent thereof in such Foreign Currency), in the case of any ABR Loan or Eurocurrency Loan, as the case may be, be converted into or continued as, as the case may be, a Eurocurrency Loan (in the absence of delivery of a Continuation/ Conversion Notice with respect to any Eurocurrency Loan at least three Business Days (but not more than five Business Days) before the last day of the then current Interest Period with respect thereto, such Eurocurrency Loan shall, on such last day, automatically convert to an ABR Loan); provided, however, that (i) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders, (ii) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, Eurocurrency Loans when any Default has occurred and is continuing and

(iii) no Loan or portion of the outstanding principal amount of any Loan may be continued as or converted into a Loan denominated in an Available Currency other than the one in which it was originally issued, except that Eurocurrency Loans denominated in a Foreign Currency that are to be converted into ABR Loans shall only be converted into ABR Loans denominated in Dollars.

         SECTION 2.5. Funding. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert Eurocurrency Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such Eurocurrency Loan; provided, however, that such Eurocurrency Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such Eurocurrency Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Section 5.1, 5.2, 5.3 or 5.4, it shall be conclusively assumed that each Lender elected to fund all Eurocurrency Loans in an Available Currency by purchasing deposits in such Available Currency in its Eurocurrency Office's interbank eurodollar market.

         SECTION 2.6. Loan Accounts. (a) The Loans and participations in the Letter of Credit Outstandings made by each Lender and the Letters of Credit issued by the Issuer shall be evidenced by one or more loan accounts or records maintained by such Lender or the Issuer, as the case may be, in the ordinary course of business. The loan accounts or records maintained by the Administrative Agent, the Issuer and each Lender shall be conclusive absent manifest error of the amount of the Loans, the participations in Letter of Credit Outstandings and the Letters of Credit made by the Lenders and the Issuer, as the case may be, and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Loans and Letters of Credit, as the case may be, or of the Lenders with respect to participations in Letter of Credit Outstandings.

         (b) If requested by any Lender, such Lender's Loans under the Loan Commitment shall be evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the sum of (a) the difference of the original Loan Commitment Amount minus the original Foreign Currency Loan Commitment Amount plus (b) 103% of the original Foreign Currency Loan Commitment Amount. The Borrower hereby irrevocably authorizes each Lender having a Note to make (or cause to be made) appropriate notations on the grid attached to such Lender's Note (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby, and whether such Loans are denominated in Dollars or a Foreign Currency. Such notations shall be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Lender having a Note to make any such notations shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor.

         SECTION 2.7. Special Provisions for Loans Denominated in Foreign Currencies.

         SECTION 2.7.1. Notification of Request. If any Borrowing Request requests a Borrowing in a Foreign Currency, or if pursuant to any Continuation/Conversion Notice the Borrower elects to continue any Eurocurrency Loan denominated in a Foreign Currency, the Administrative Agent shall in the notice given to the Lenders pursuant to Section 2.3 or Section 2.4, as the case may be, give details of such request or election including, as the case may be, the aggregate principal amount of the Borrowing in such Foreign Currency to be made by each Lender pursuant to the terms of this Agreement or the aggregate principal amount of such Eurocurrency Loans to be continued by each Lender pursuant to the terms of this Agreement.

         SECTION 2.7.2. Availability. Each Lender shall be treated as having confirmed that the Foreign Currency requested, or elected by the Borrower to be continued, is Available to it unless no later than 10:00 a.m. (New York City, New York time) two Business Days prior to the day of the requested Borrowing, or the proposed continuation, it shall have notified the Administrative Agent that such Foreign Currency is not Available.

         SECTION 2.7.3. Notification of Availability. In the event the Administrative Agent has received notification from any of the Lenders that the Foreign Currency requested or elected by the Borrower to be continued is not available, then the Administrative Agent shall notify the Borrower and the Lenders no later than 12:00 noon (New York City, New York time) two Business Days prior to the day of the proposed Borrowing or proposed continuation.

         SECTION 2.7.4. Consequences of Non-Availability. If the Administrative Agent notifies the Borrower pursuant to Section 2.7.3 that any of the Lenders has notified the Administrative Agent that the Foreign Currency requested or elected by the Borrower to be continued is not Available, such notification shall (a) in the case of any Borrowing Request, revoke such Borrowing Request and (b) in the case of any Continuation/Conversion Notice, result in the Eurocurrency Loans denominated in such Foreign Currency being automatically converted into Eurocurrency Loans denominated in Dollars for a one month Interest Period on the last day of the then current Interest Period with respect to such Eurocurrency Loans denominated in such Foreign Currency.



                                   ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

         SECTION 3.1. Repayments and Prepayments. The Borrower shall repay in full the unpaid principal amount of each Loan upon the Stated Maturity Date. Prior thereto, the Borrower

                  (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided, however, that

                           (i) any such prepayment shall be made pro rata among Loans of the same type and denominated in the same Available Currency, and, if applicable, having the same Interest Period of all Lenders;

                           (ii) all such voluntary prepayments shall require prior irrevocable written notice to the Administrative Agent received by the Administrative Agent no later than 11:00 a.m. (New York City, New York)

                                    (A) on such Business Day in the case of ABR
                           Loans,

                                    (B) on not less than three (but in any event
                           not more than five) Business Days' notice in the case of Eurocurrency Loans denominated in Dollars, or

                                    (C) on not less than four (but in any event
                           not more than six) Business Days' notice in the case of Eurocurrency Loans denominated in any Foreign Currency; and

                           (iii) all such voluntary partial prepayments shall
                  be, in the case of ABR Loans, in an aggregate minimum amount of $3,000,000 and an integral multiple of $100,000 and, in the case of Eurocurrency Loans, in an aggregate minimum amount of $5,000,000 (or the Equivalent thereof in any Foreign Currency) and an integral multiple of $100,000 (or the Equivalent thereof in such Foreign Currency), in the case of Eurocurrency Loans denominated in a Foreign Currency, rounded to the nearest one hundred thousand unit of such Foreign Currency;

                  (b)  shall, on each date when

                           (i) any reduction in the Commitment Amount shall become effective (including pursuant to Section 2.2), make a mandatory prepayment equal to the excess, if any, of the aggregate, outstanding principal amount of all Loans (after converting all Foreign Currency Loans to the Equivalent thereof in Dollars) and Letter of Credit Outstandings over the Commitment Amount in effect on such date (following such reduction);

                           (ii) the aggregate unpaid principal amount of all
                  Foreign Currency Loans (after converting all such Foreign Currency Loans to the Equivalent thereof in Dollars and multiplying such resulting amount by 97.08737864%) then outstanding exceeds the Foreign Currency Loan Commitment Amount in effect on such date, make a mandatory prepayment equal to the excess, if any, of the aggregate, outstanding principal amount of all Foreign Currency Loans (after converting all such Foreign Currency Loans to the Equivalent thereof in Dollars) over the Foreign Loan Commitment Amount in effect on such date; or

                           (iii) the aggregate unpaid principal amount of all
                  Loans (after converting all Foreign Currency Loans to the Equivalent thereof in Dollars and multiplying such resulting amount by 97.08737864%) and Letter of Credit Outstandings exceeds the lesser of the Commitment Amount in effect on such date and the Borrowing Base Amount in effect on such date, make a mandatory prepayment equal to the excess, if any, of the aggregate, outstanding principal amount of all Loans (after converting all Foreign Currency Loans to the Equivalent thereof in Dollars) and Letter of Credit Outstandings over the lesser of the Commitment Amount in effect on such date and the Borrowing Base Amount in effect on such date, which mandatory prepayment shall be applied (or held for application, as the case may be) by the Lenders

                           (A) first, to the payment of the aggregate unpaid
                  principal amount of those Foreign Currency Loans then outstanding equal to the excess, if any, of the aggregate, outstanding principal amount of all Foreign Currency Loans (after converting all such Foreign Currency Loans to the Equivalent thereof in Dollars) over the Foreign Currency Loan Commitment Amount in effect on such date (following such reduction, if applicable);

                           (B) second, to the payment of the aggregate unpaid
                  principal amount of those Loans then outstanding equal to the excess, if any, of the aggregate, outstanding principal amount of all Loans (after converting all Foreign Currency Loans to the Equivalent thereof in Dollars) over the Loan Commitment Amount in effect on such date (following such reduction, if applicable);

                           (C) third, to the payment and/or cash
                  collateralization of the then outstanding Letter of Credit Outstandings in respect of Enhancement Letters of Credit equal to the excess, if any, of the Letter of Credit Outstandings in respect of the Enhancement Letters of Credit over the Enhancement Letters of Credit Commitment Amount in effect on such date (following such reduction, if applicable);

                           (D) fourth, to the payment and/or cash
                  collateralization of the then outstanding Letter of Credit Outstandings equal to the excess, if any, of the Letter of Credit Outstandings over the lesser of the Commitment Amount in effect on such date (following such reduction, if applicable) and the Borrowing Base Amount in effect on such date; and

                           (E) fifth, to the payment of the aggregate unpaid
                  principal amount of the Loans denominated in Dollars then outstanding, then to the payment of the aggregate unpaid principal amount of all Foreign Currency Loans then outstanding, and then to the payment and/or cash collateralization of the then outstanding Letter of Credit Outstandings equal to the excess, if any, of the aggregate, outstanding principal amount of all Loans (after converting all Foreign Currency Loans to the Equivalent thereof in Dollars) and Letter of Credit Outstandings over the lesser of the Commitment Amount in effect on such date (following such reduction, if applicable) and the Borrowing Base Amount in effect on such date; and

                  (c) shall, immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 9.2 or Section 9.3, repay all Loans, unless, pursuant to Section 9.3, only a portion of all Loans is so accelerated.

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty (except as may be required by Section 5.4).

         SECTION 3.2. Interest Provisions. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this Section 3.2.

         SECTION 3.2.1. Rates. Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

                  (a) on that portion maintained from time to time as an ABR Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin for such Loan; and

                  (b) on that portion maintained as a Eurocurrency Loan, during each Interest Period applicable thereto, equal to the sum of the Eurocurrency Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin for such Loan.

         All Eurocurrency Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Eurocurrency Loan.

         SECTION 3.2.2. Post-Maturity Rates. After the date any principal amount of any Loan is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower or any other Obligor, as the case may be, shall have become due and payable, the Borrower or such other Obligor, as the case may be, shall pay, but only to the extent permitted by law and not otherwise provided for in any Enhancement Letter of Credit in respect of a Liquidity Obligation, interest (after as well as before judgment) on such amounts at a rate per annum equal

                  (a) in the case of such amounts that are comprised of the principal amount of any Loan, to 2.0% above the rate otherwise applicable thereto; and

                  (b) in the case of such amounts that are comprised of any monetary obligation of the Borrower or such other Obligor (other than such obligations comprised of the principal amount of any Loan), to the Alternate Base Rate from time to time in effect plus a margin of 2.0%.

         SECTION 3.2.3. Payment Dates. Interest accrued on each Loan shall be payable, without duplication:

                  (a) on the Stated Maturity Date therefor;

                  (b) on the date of any optional or required payment or prepayment, in whole or in part, of principal outstanding on such Loan;

                  (c) with respect to ABR Loans, on each Quarterly Payment Date occurring after the Closing Date;

                  (d) with respect to Eurocurrency Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the same calendar day of every third month of such Interest Period as the day on which such Interest Period commenced);

                  (e) with respect to any ABR Loans converted into Eurocurrency Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and

                  (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 9.2 or Section 9.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

         SECTION 3.2.4. Interest Rate Determination. Each Reference Lender agrees to furnish to the Administrative Agent timely information for the purpose of determining each Eurocurrency Rate. If any one or more of the Reference Lenders shall fail timely to furnish such information to the Administrative Agent for any such interest rate, the Administrative Agent shall determine such interest rate on the basis of the information furnished by the remaining Reference Lenders.

         SECTION 3.3. Fees. The Borrower agrees to pay the fees set forth in this Section 3.3. All such fees shall be non-refundable.

         SECTION 3.3.1. Commitment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Lender, for the period (including any portion thereof when any of its Commitment is suspended by reason of the Borrower's inability to satisfy any condition of

Article VI) commencing on the Effective Date and continuing through the Loan Commitment Termination Date, a commitment fee equal to the Applicable Commitment Fee on such Lender's Percentage of the sum of the average daily unused portion of the Commitment Amount. Such commitment fee shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first such day following the Effective Date, and on the Loan Commitment Termination Date.

         SECTION 3.3.2. Arrangement Fees. In accordance with the letter agreement (the "Fee Letter") among the Borrower and Credit Suisse First Boston dated March 24, 1997, the Borrower shall pay on the Closing Date an arrangement fee to the Arranger for the account of the Lenders in such proportion as the Arranger shall determine in its sole discretion.

         SECTION 3.3.3. Administrative Agent's Fee. The Borrower agrees to pay to the Administrative Agent for its own account, a non-refundable initial fee in the amount set forth in the Fee Letter, payable on the Closing Date and, thereafter, a non-refundable annual fee in the amount set forth in the Fee Letter, payable in advance on each anniversary of the Closing Date.

         SECTION 3.3.4. Letter of Credit Face Amount Fee. The Borrower agrees to pay to the Administrative Agent, for the account of the Lenders, a fee for each Letter of Credit for the period from and including the date of the issuance of such Letter of Credit to (but not including) the date upon which such Letter of Credit expires, calculated at a per annum rate equal to the Applicable Margin with respect to Eurocurrency Loans on the Stated Amount of such Letter of Credit. Such fee shall be payable by the Borrower in arrears each Quarterly Payment Date, and on the Letter of Credit Commitment Termination Date for any period then ending for which such fee shall not theretofore have been paid, commencing on the first such date after the issuance of such Letter of Credit.

         SECTION 3.3.5. Letter of Credit Issuing Fee. The Borrower agrees to pay to the Administrative Agent, for the account of the Issuer, an issuing fee for each Letter of Credit for the period from and including the date of issuance of such Letter of Credit to (but not including) the date upon which such Letter of Credit expires, of 1/8% per annum on the Stated Amount of such Letter of Credit. Such fee shall be payable by the Borrower in arrears on each Quarterly Payment Date and on the Letter of Credit Commitment Termination Date for any period then ending for which such fee shall not theretofore have been paid, commencing on the first such date after the issuance of such Letter of Credit.

         SECTION 3.3.6. Letter of Credit Administrative Fee. The Borrower agrees to pay to the Administrative Agent, for the account of the Issuer, the amounts set forth in Section 4.3.

                                   ARTICLE IV

                                LETTERS OF CREDIT

         SECTION 4.1. Issuance Requests. By delivering to the Administrative Agent and the Issuer an Issuance Request, together with an Enhancement Letter of Credit Application and Agreement if such Issuance Request is in respect of an Enhancement Letter of Credit on or before 1:00 p.m. (New York City, New York time), the Borrower may request, from time to time prior to the Loan Commitment Termination Date and, except in the case of the Letters of Credit which are described in the Issuance Request and applicable Enhancement Letter of Credit Application and Agreement(s) delivered by the Borrower to the Administrative Agent pursuant to Section 6.1.16, on not less than two nor more than ten Business Days' notice, in the case of General Letters of Credit, and on not less than 15 nor more than 21 Business Days' notice, in the case of Enhancement Letters of Credit, that the Issuer issue Letters of Credit in support of financial obligations of the Borrower or any other Account Party incurred in the ordinary course of business of the Borrower or such Account Party, as the case may be, and which are described in such Issuance Request; provided that, in the case of an Issuance Request that requests an increase in the Stated Amount of an Enhancement Letter of Credit then outstanding, such Issuance Request shall be so delivered on not less than five nor more than ten Business Days notice. Upon receipt of an Issuance Request and, if applicable, an Enhancement Letter of Credit Application and Agreement, the Administrative Agent shall promptly notify the Lenders thereof. Each Letter of Credit shall by its terms:

                  (a)  be issued in a Stated Amount denominated in Dollars which

                           (i)   is at least $100,000;

                           (ii)  does not exceed (or would not exceed)

                                    (A) in the case of General Letters of
                           Credit, an amount equal to the excess, if any, of the lesser of the Commitment Amount and the then existing Borrowing Base Amount over all Letter of Credit Outstandings, together with the aggregate outstanding principal amount of all Loans (after converting all Foreign Currency Loans to the Equivalent thereof in Dollars), and

                                    (B) in the case of the Enhancement Letters
                           of Credit, an amount equal to the lesser of

                                            (1) the excess, if any, of the
                                    lesser of the Enhancement Letters of Credit
                                    Commitment Amount over all Letter of Credit
                                    Outstandings in respect of Enhancement
                                    Letters of Credit and

                                            (2) the excess, if any, of the
                                    lesser of the Commitment Amount and the then existing Borrowing Base Amount over all

                                    Letter of Credit Outstandings, together with the aggregate outstanding principal amount of all Loans (after converting all Foreign Currency Loans to the Equivalent thereof in Dollars); and

                  (b) except in the case of the Letters of Credit set forth on
         Schedule V hereto, be stated to expire on a date (its "Stated Expiry Date") no later than the earlier of (i) (A) one year from its date of issuance, in the case of a General Letter of Credit, and (B) three years from its date of issuance, in the case of an Enhancement Letter of Credit, and (ii) the Letter of Credit Commitment Termination Date in effect at the time of such issuance.

So long as no Default has occurred and is continuing, by delivery to the Issuer and the Administrative Agent of an Issuance Request, at least two but not more than ten Business Days prior to the Stated Expiry Date of any issued General Letter of Credit or prior to the date any issued General Letter of Credit containing an "evergreen" or similar automatic extension feature is scheduled to automatically be extended unless the beneficiary thereof shall have received notice to the contrary from the Issuer, the Borrower may request the Issuer to extend the Stated Expiry Date of such issued General Letter of Credit for an additional period not to exceed the earlier of (A) one year from its date of extension and (B) the Letter of Credit Commitment Termination Date in effect at the time of such extension. So long as no Default has occurred and is continuing, the Borrower (or the applicable Account Party) may request the Issuer to extend the Stated Expiry Date of any issued Enhancement Letter of Credit for an additional period not to exceed the earlier of (A) one year from its date of extension and (B) the Letter of Credit Commitment Termination Date in effect at the time of such extension; provided such request is made in accordance with the terms of the Enhancement Letter of Credit Application and Agreement relating thereto and is accompanied by delivery to the Issuer and the Administrative Agent of an Issuance Request.

         Notwithstanding any provision to the contrary, the Issuer may not issue any Enhancement Letter of Credit or enter into any Enhancement Letter of Credit Application and Agreement that provides for LOC Liquidity Disbursements (other than the CP Enhancement Letter of Credit or the CP Enhancement Letter of Credit Application and Agreement), unless each Lender has consented to the terms thereof.

         SECTION 4.2. Issuances and Extensions. On the terms and subject to the conditions of this Agreement (including Article VI), the Issuer shall issue Letters of Credit, and extend the Stated Expiry Dates of outstanding Letters of Credit, in accordance with the Issuance Requests made therefor and, if applicable, the Enhancement Letter of Credit Application and Agreement relating thereto. The Issuer shall promptly confirm any such issuance or extension (including the date of such issuance or extension), as the case may be, to the Administrative Agent. The Issuer will make available the original of each Letter of Credit which it issues in accordance with the Issuance Request and the Enhancement Letter of Credit Application and Agreement, if applicable, therefor to the beneficiary thereof (and will promptly provide each of the Lenders with a copy of such Letter of Credit) and will notify the beneficiary under any Letter of Credit of any extension of the Stated Expiry Date thereof.

         SECTION 4.3. Expenses. The Borrower agrees to pay to the Administrative Agent for the account of the Issuer all administrative expenses of the Issuer in connection with the issuance, maintenance, modification (if any) and administration of each Letter of Credit issued by the Issuer upon demand from time to time.

         SECTION 4.4. Other Lenders' Participation. Each Letter of Credit issued pursuant to Section 4.2 shall, effective upon its issuance and without further action, be issued on behalf of all Lenders (including the Issuer thereof) pro rata according to their respective Percentages. Each Lender shall, to the extent of its Percentage, be deemed irrevocably to have participated in the issuance of such Letter of Credit and (x) shall be responsible to reimburse promptly the Issuer thereof for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with Section 4.5, or which have been reimbursed by the Borrower but must be returned, restored or disgorged by the Issuer for any reason, or (y) in the case of an LOC Liquidity Disbursement, shall participate in such LOC Liquidity Disbursement in accordance with the terms of the Enhancement Letter of Credit Application and Agreement relating thereto. Each Lender shall, to the extent of its Percentage, be entitled to receive from the Administrative Agent a ratable portion of the letter of credit fees received by the Administrative Agent pursuant to Section 3.3.4 with respect to each Letter of Credit. In the event that (a) the Borrower shall fail to reimburse the Issuer, or if for any reason Loans shall not be made to fund any Reimbursement Obligation, all as provided in Section 4.5 and in an amount equal to the amount of any drawing honored by the Issuer under a Letter of Credit issued by it, (b) the Issuer must for any reason return or disgorge such reimbursement or (c) an LOC Liquidity Disbursement has occurred, the Issuer shall promptly notify the Administrative Agent of the unreimbursed amount of such drawing and of such Lender's respective participation therein. Each Lender shall make available to the Administrative Agent for the account of the Issuer, whether or not any Default shall have occurred and be continuing, an amount equal to its respective participation in same day or immediately available funds at the office of the Issuer specified in such notice not later than 11:00 a.m. (New York City, New York time) on the Business Day (under the laws of the jurisdiction of the Issuer) after the date notified by the Issuer. In the event that any Lender fails to make available to the Administrative Agent for the account of the Issuer the amount of such Lender's participation in such Letter of Credit as provided herein, the Issuer shall be entitled to recover such amount on demand from such Lender together with interest at the daily average Federal Funds Rate for three Business Days (together with such other compensatory amounts as may be required to be paid by such Lender to the Administrative Agent and/or the Issuer, as the case may be, pursuant to the Rules for Interbank Compensation of the council on International Banking or the Clearinghouse Compensation Committee, as the case may be, as in effect from time to time) and thereafter at the Alternate Base Rate plus 2.0%. Nothing in this Section shall be deemed to prejudice the right of any Lender to recover from the Issuer any amounts made available by such Lender to the Issuer pursuant to this Section in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit by the Issuer in respect of which payment was made by such Lender constituted gross negligence or wilful misconduct on the part of the Issuer. The Issuer shall distribute to the Administrative Agent for the account of each other Lender which has paid all amounts payable by it under this Section with respect to any Letter of Credit issued by the Issuer such other Lender's Percentage of all payments received by the Issuer from the Borrower in reimbursement of drawings honored by the Issuer under such Letter of Credit when such payments are received.

         SECTION 4.5. Disbursements. The Issuer will notify the Borrower and the Administrative Agent promptly of the presentment for payment of any Letter of Credit, together with notice of the date (a "Disbursement Date") such payment shall be made. Subject to the terms and provisions of such Letter of Credit, the Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 11:00 a.m. (New York City, New York time) on the Disbursement Date, the Borrower will reimburse the Issuer for all amounts which it has disbursed under such Letter of Credit, except to the extent such amounts are in respect of an LOC Liquidity Disbursement (in which case such amounts shall be reimbursed to the Issuer or the Lenders by the applicable SPC in accordance with the provisions of the Enhancement Letter of Credit Application and Agreement relating thereto (the obligation of such SPC to reimburse the Issuer or the Lenders for such amounts in accordance with such terms being herein referred to as a "Liquidity Obligation")). To the extent the Issuer is not reimbursed in full in respect of any Reimbursement Obligation payable by the Borrower in accordance with the immediately preceding sentence, such Reimbursement Obligation shall accrue interest at a fluctuating rate determined by reference to the Alternate Base Rate, plus a margin of 2.0% per annum, payable on demand. In the event the Issuer is not reimbursed by the Borrower on the Disbursement Date for any Reimbursement Obligation in respect of any General Letter of Credit due and owing on such Disbursement Date, or if the Issuer must for any reason return or disgorge such reimbursement, the Lenders (including the Issuer) shall, on the terms and subject to the conditions of this Agreement (including the conditions set forth in Article VI), fund such Reimbursement Obligation by making, on the next Business Day, Loans which are ABR Loans as provided in Section 2.3 (the Borrower being deemed to have given a timely Borrowing Request therefor for such amount); provided, however, for the purpose of determining the availability of the Commitments to make Loans immediately prior to giving effect to the application of the proceeds of such Loans, such Reimbursement Obligation shall be deemed not to be outstanding at such time.

         SECTION 4.6. Reimbursement. The obligation (a "Reimbursement Obligation") of an Obligor under Section 4.5 or under the applicable Enhancement Letter of Credit Application and Agreement to reimburse the Issuer with respect to each disbursement (including interest thereon), and each Lender's obligation to make participation payments in each drawing which has not been reimbursed by the Borrower or the applicable Account Party, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment which the Borrower may have or have had against any Lender or any beneficiary of a Letter of Credit, including any defense based upon the occurrence of any Default, any draft, demand or certificate or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient, the failure of any disbursement to conform to the terms of the applicable Letter of Credit (if, in the Issuer's good faith opinion, such disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such disbursement, or the legality, validity, form, regularity, or enforceability of such Letter of Credit; provided, however, that nothing herein shall adversely affect the right of the Borrower to commence any proceeding against the Issuer for any wrongful disbursement made by the Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or wilful misconduct on the part of the Issuer.

         SECTION 4.7. Deemed Disbursements. Upon the occurrence and during the continuation of any Event of Default or the occurrence of the Letter of Credit Commitment Termination Date, an amount equal to that portion of Letter of Credit Outstandings attributable to outstanding and undrawn Letters of Credit shall, at the election of the Issuer acting on instructions from the Required Lenders, and without demand upon or notice to the Borrower, be deemed to have been paid or disbursed by the Issuer under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed), and, upon notification by the Issuer to the Administrative Agent and the Borrower of its obligations under this Section, the Borrower shall be immediately obligated to reimburse the Issuer the amount deemed to have been so paid or disbursed by the Issuer. Any amounts so received by the Issuer from the Borrower pursuant to this Section shall be held as collateral security for the repayment of the Borrower's obligations in connection with the Letters of Credit issued by the Issuer. At any time when such Letters of Credit shall terminate and all Obligations of the Issuer are either terminated or paid or reimbursed to the Issuer in full, the Obligations of the Borrower under this Section shall be reduced accordingly (subject, however, to reinstatement in the event any payment in respect of such Letters of Credit is recovered in any manner from the Issuer), and the Issuer will return to the Borrower the excess, if any, of

                  (a) the aggregate amount deposited by the Borrower with the Issuer and not theretofore applied by the Issuer to any Reimbursement Obligation over

                  (b) the aggregate amount of all Reimbursement Obligations to the Issuer pursuant to this Section, as so adjusted.

At such time when all Events of Default shall have been cured or waived, the Issuer shall return to the Borrower all amounts then on deposit with the Issuer pursuant to this Section. All amounts on deposit pursuant to this Section shall, until their application to any Reimbursement Obligation or their return to the Borrower, as the case may be, bear interest at the daily average Federal Funds Rate from time to time in effect (net of the costs of any reserve requirements, in respect of amounts on deposit pursuant to this Section, pursuant to F.R.S. Board Regulation D), which interest shall be held by the Issuer as additional collateral security for the repayment of the Borrower's Obligations in connection with the Letters of Credit issued by the Issuer.

         SECTION 4.8. Nature of Reimbursement Obligations. The Borrower shall assume all risks of the acts, omissions, or misuse of any Letter of Credit by the beneficiary thereof. Neither the Issuer nor any Lender (except to the extent of its own gross negligence or wilful misconduct) shall be responsible for:

                  (a) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged;

                  (b) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

                  (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

                  (d) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or otherwise; or

                  (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a disbursement under a Letter of Credit or of the proceeds thereof.

None of the foregoing shall affect, impair, or prevent the vesting of any of the rights or powers granted the Issuer or any Lender hereunder. In furtherance and extension, and not in limitation or derogation, of any of the foregoing, any action taken or omitted to be taken by the Issuer in good faith shall be binding upon the Borrower and shall not put the Issuer under any resulting liability to the Borrower.

         SECTION 4.9. Indemnity. In addition to amounts payable as elsewhere provided herein, the Borrower hereby agrees to protect, indemnify, pay and save the Issuer harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees and allocated costs of internal counsel) which the Issuer may incur or be subject to as a consequence, direct or indirect, of

                  (a) the issuance of the Letters of Credit, other than as a result of the gross negligence or wilful misconduct of the Issuer as determined by a court of competent jurisdiction, or

                  (b) the failure of the Issuer to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority.

         SECTION 4.10. Borrower's Guaranty of Reimbursement Obligations of its Subsidiaries. The Borrower agrees as follows in respect of the Reimbursement Obligations of its Subsidiaries (other than SPCs):

         SECTION 4.10.1. Guaranty. The Borrower hereby absolutely, unconditionally and irrevocably

                  (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Reimbursement Obligations (other than Liquidity Obligations) now or hereafter existing, of each of its Subsidiaries that is an Account Party which arise out of, or are incurred in connection with, such Letters of Credit, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)), and

                  (b) indemnifies and holds harmless each Secured Party and each holder of a Note for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Secured Party or such holder, as the case may be, in enforcing any rights under the guaranty contained in this Section 4.10.

The guaranty contained in this Section 4.10 constitutes a guaranty of payment when due and not of collection, and the Borrower specifically agrees that it shall not be necessary or required that any Secured Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Account Party or any other Obligor (or any other Person) before or as a condition to the obligations of the Borrower under the guaranty contained in this Section 4.10 (such obligations hereinafter referred to as the "Guaranteed Obligations").

         SECTION 4.10.2. Acceleration of Guaranty. The Borrower agrees that, in the event of the dissolution or insolvency of any Account Party, any other Obligor or the Borrower, or the inability or failure of any Account Party, any other Obligor or the Borrower to pay debts as they become due, or an assignment by any Account Party, any other Obligor or the Borrower for the benefit of creditors, or the commencement of any case or proceeding in respect of any Account Party, any other Obligor or the Borrower under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Guaranteed Obligations of any Account Party may not then be due and payable, the Borrower agrees that it will pay to the Administrative Agent for the account of the Secured Parties forthwith the full amount which would be payable under the guaranty contained in this Section 4.10 by the Borrower if all such Guaranteed Obligations were then due and payable.

         SECTION 4.10.3. Guaranty Absolute, etc. The guaranty contained in this
Section 4.10 shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Guaranteed Obligations of the Account Parties have been paid in full in cash, all Obligations of the Borrower and each other Obligor hereunder have been paid in full in cash, all Letters of Credit have been terminated or expired and all Commitments shall have terminated. The Borrower guarantees that the Guaranteed Obligations of the Account Parties will be paid strictly in accordance with the terms of this Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party or any holder of any Note with respect thereto. The liability of the Borrower under the guaranty contained in this Section 4.10 shall be absolute, unconditional and irrevocable irrespective of:

                  (a) any lack of validity, legality or enforceability of this Agreement, any Note or any other Loan Document;

                  (b) the failure of any Secured Party or any holder of any Note

                           (i) to assert any claim or demand or to enforce any right or remedy against any Account Party, any other Obligor or any other Person (including any other guarantor (including the Borrower)) under the provisions of this Agreement, any Note, any other Loan Document or otherwise, or

                           (ii) to exercise any right or remedy against any
                  other guarantor (including the Borrower) of, or collateral securing, any Guaranteed Obligations of any Account Party;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations of any Account Party, or any other extension, compromise or renewal of any Guaranteed Obligation of any Account Party;

                  (d) any reduction, limitation, impairment or termination of any Guaranteed Obligations of any Account Party for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Borrower hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Guaranteed Obligations of any Account Party or otherwise;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of this Agreement, any Note or any other Loan Document;

                  (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Secured Party or any holder of any Note securing any of the Guaranteed Obligations of any Account Party; or

                  (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Account Party any surety or any guarantor.

         SECTION 4.10.4. Reinstatement, etc. The Borrower agrees that the guaranty contained in this Section 4.10 shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be restored by any Secured Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of any Account Party or otherwise, all as though such payment had not been made.

         SECTION 4.10.5. Waiver, etc. The Borrower hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations of any Account Party or any other Obligor and the guaranty contained in this Section 4.10 and any requirement that the Administrative Agent, any other Secured Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against any Account Party, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Guaranteed Obligations of any Account Party.

         SECTION 4.10.6. Postponement of Subrogation, etc. The Borrower agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under the guaranty contained in this Section 4.10, by any payment made under the guaranty contained in this Section 4.10 or otherwise, until the prior payment in full in cash of all Guaranteed Obligations of each Account Party, the prior payment in full in cash of all Obligations of the Borrower, the termination or expiration of all Letters of Credit and the termination of all Commitments. Any amount paid to the Borrower on account of any such subrogation rights prior to the payment in full in cash of all Guaranteed Obligations of each Account Party shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and each holder of a Note and credited and applied against the Guaranteed Obligations of each Account Party, whether matured or unmatured, in accordance with the terms of this Agreement; provided, however, that if

                  (a) the Borrower has made payment to the Secured Parties and each holder of a Note of all or any part of the Guaranteed Obligations of any Account Party, and

                  (b) all Guaranteed Obligations of each Account Party have been paid in full in cash, all Obligations of the Borrower have been paid in full in cash, all Letters of Credit have been terminated or expired and all Commitments have been permanently terminated, each Secured Party and each holder of a Note agrees that, at the Borrower's request, the Administrative Agent, on behalf of the Secured Parties and the holders of the Notes, will execute and deliver to the Borrower appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Borrower of an interest in the Guaranteed Obligations of each Account Party resulting from such payment by the Borrower. In furtherance of the foregoing, for so long as any Obligations (including Guaranteed Obligations) or Commitments remain outstanding, the Borrower shall refrain from taking any action or commencing any proceeding against any Account Party(or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under the guaranty contained in this Section 4.10 to any Secured Party or any holder of a Note.

         SECTION 4.10.7. Successors, Transferees and Assigns; Transfers of Notes, etc. The guaranty contained in this Section 4.10 shall:

                  (a) be binding upon the Borrower, and its successors, transferees and assigns; and

                  (b) inure to the benefit of and be enforceable by the Administrative Agent and each other Secured Party.

Without limiting the generality of the foregoing clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including the guaranty contained in this Section 4.10) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 12.11 and Article XI.

         SECTION 4.11. No Bankruptcy Petition Against TFFC and Budget Funding Corporation. With respect to each Enhancement Letter of Credit issued hereunder relating to TFFC or Budget Funding Corporation, each of the Lenders hereby covenants and agrees that,

                  (a) prior to the date which is one year and one day after the payment in full of the latest maturing note issued under the Base Indenture, it will not institute against, or join with any other Person in instituting against, TFFC, and

                  (b) prior to the date which is one year and one day after the payment in full of the latest maturing commercial paper note issued by Budget Funding Corporation, it will not institute against, or join with any other Person in instituting against, Budget Funding Corporation, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law; provided, however, that nothing in this Section 4.11 shall constitute a waiver of any right to indemnification, reimbursement or other payment from any Obligor pursuant to this Agreement or any other Loan Document. In the event that any Lender takes action in violation of this Section 4.11, the Borrower agrees, for the benefit of the holders of the notes issued under the Base Indenture and the commercial paper notes issued by Budget Funding Corporation, that it shall cause TFFC or Budget Funding Corporation, as the case may be, to file an answer with the bankruptcy court or otherwise properly contest the filing of such a petition by such Lender against TFFC or Budget Funding Corporation, as the case may be, or the commencement of such action and raise the defense that such Lender has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert; and such Lender shall be liable for and pay any costs and expenses incurred by TFFC or Budget Funding Corporation, as the case may be, in connection therewith. The provisions of this Section 4.11 shall survive the termination of the Agreement.


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


                                    ARTICLE V

                 CERTAIN EUROCURRENCY RATE AND OTHER PROVISIONS

         SECTION 5.1. Eurocurrency Rate Lending Unlawful. If any Lender shall determine (which determination shall, upon notice thereof to the Borrower, the Administrative Agent and the Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a Eurocurrency Loan of a certain type, the obligations of such Lender to make, continue, maintain or convert into any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all outstanding Eurocurrency Loans of such type of such Lender shall automatically convert into ABR Loans denominated in Dollars at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion, and all Loans of such Lender that would otherwise have been made or continued as, or converted into, Eurocurrency Loans shall instead be made as or converted into, or continued as, ABR Loans denominated in Dollars upon which interest shall be payable at the same time as the related Eurocurrency Loans.

         SECTION 5.2. Deposits Unavailable. If the Administrative Agent shall have determined that by reason of circumstances affecting the Reference Lenders' relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to Eurocurrency Loans of such type, then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans into, Eurocurrency Loans of such type shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

         SECTION 5.3. Increased Eurocurrency Loan Costs, etc. The Borrower agrees to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, Eurocurrency Loans that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in after the date hereof of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority, except for such changes with respect to increased capital costs and taxes which are governed by Sections
5.5 and 5.6, respectively; provided, however, that the Borrower shall have no obligation to pay any such additional amount under this Section 5.3 with respect to any day or days unless such Lender shall have notified the Borrower of its demand therefor within 45 days of the date upon which such Lender has obtained audited information with respect to the fiscal year of such lender in which such day or days occurred. Each such demand shall be provided to the Administrative Agent and the Borrower in writing and shall state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender on an after-tax basis for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within five Business Days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

         SECTION 5.4. Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a Eurocurrency Loan) as a result of

                  (a) any conversion or repayment or prepayment of the principal amount of any Eurocurrency Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to
         Section 3.1 or otherwise;

                  (b) any Loans not being made as Eurocurrency Loans in accordance with the Borrowing Request therefor, whether pursuant to
         Section 2.7.4 or otherwise; or

                  (c) any Loans not being continued as, or converted into, Eurocurrency Loans in accordance with the Continuation/ Conversion Notice therefor,

then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within five Business Days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

         SECTION 5.5. Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments, issuance of or participation in Letters of Credit or the Loans made by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower, the Borrower shall pay directly to such Lender within five Business Days additional amounts sufficient to compensate such Lender or such controlling Person on an after-tax basis for such reduction in rate of return; provided, however, that the Borrower shall have no obligation to pay any such additional amount under this Section 5.5 with respect to any day or days unless such Lender shall have notified the Borrower of its demand therefor within 45 days of the date upon which such Lender has obtained audited information with respect to the fiscal year of such lender in which such day or days occurred. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

         SECTION 5.6. Taxes. All payments by the Borrower of principal of, and interest on, the Credit Extensions and all other amounts payable hereunder (including fees) shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding in the case of each Lender and the Administrative Agent, taxes imposed on or measured by its overall net income, overall receipts or overall assets and franchise taxes imposed on it by the jurisdiction under the laws of which such Lender or the Administrative Agent, as the case may be, is organized or any political subdivision thereof and, in the case of each Lender, taxes imposed on or measured by its overall net income, overall receipts and overall assets and franchise taxes imposed on it by the jurisdiction of such Lender's Domestic Office or Eurocurrency Office, as the case may be, or any political subdivision thereof (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will

                  (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                  (b) promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority; and

                  (c) pay to the Administrative Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Administrative Agent or any Lender with respect to any payment received by the Administrative Agent or such Lender hereunder, the Administrative Agent or such Lender may pay such Taxes and the Borrower will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had no such Taxes been asserted.

         If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 5.6, a distribution hereunder by the Administrative Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrower.

         Upon the request of the Borrower or the Administrative Agent, each Lender that is organized under the laws of a jurisdiction other than the United States shall, prior to the due date of any payments under the Notes, execute and deliver to the Borrower and the Administrative Agent, on or about the first scheduled payment date in each Fiscal Year, one or more (as the Borrower or the Administrative Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Lender is exempt from withholding or deduction of Taxes.

         SECTION 5.7. Payments, Computations, etc. Unless otherwise expressly provided, all payments by the Borrower pursuant to this Agreement, the Notes, each Letter of Credit or any other Loan Document shall be made by the Borrower to the Administrative Agent for the pro rata account of the Lenders entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 12:00 noon (local time) on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender. All interest (including interest on Eurocurrency Loans) and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on an ABR Loan (other than when calculated with respect to the Federal Funds Rate), 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term "Interest Period" with respect to Eurocurrency Loans) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

         SECTION 5.8. Sharing of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Sections 5.3, 5.4, 5.5 and 5.6) or Letter of Credit in excess of its pro rata share of payments then or therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Loans made by them and/or Letters of Credit as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of

                  (a) the amount of such selling Lender's required repayment to the purchasing Lender to

                  (b) the total amount so recovered from the purchasing Lender)

of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 5.9) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

         SECTION 5.9. Setoff. Each Lender shall, upon the occurrence of any Default described in clauses (a) through (d) of Section 9.1.9 or, with the consent of the Required Lenders, upon the occurrence of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations (other than Liquidity Obligations) owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with or otherwise held by such Lender; provided, however, that any such appropriation and application shall be subject to the provisions of Section 5.8. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

         SECTION 5.10. Substitution of Lender. If any Lender has demanded to be paid additional amounts pursuant to Section 5.3, 5.5 or 5.6 and the payment of such additional amounts are, and are likely to continue to be, more onerous in the reasonable judgment of the Borrower than with respect to the other Lenders, the Borrower shall have the right to seek one or more Eligible Assignees (each, a "Substitute Lender") to purchase the outstanding Loans of such Lender (the "Affected Lender"), and if the Borrower locates a Substitute Lender, the Affected Lender shall, upon

                  (a)  prior written notice to the Administrative Agent,

                  (b) payment to the Affected Lender of the purchase price agreed between it and the Substitute Lender (or, failing such agreement, a purchase price in the amount of the outstanding principal amount of the Affected Lender's Loans and accrued interest thereon to the date of payment) plus any amount (other than principal and interest) then due to it or accrued for its account hereunder or under any other Loan Document,

                  (c) satisfaction of the provisions set forth in Section 12.11.1, and

                  (d) payment by the Borrower to the Affected Lender and the Administrative Agent of all reasonable out-of-pocket expenses in connection with such assignment and assumption (including the processing fees described in Section 12.11.1), assign and delegate all its rights and obligations under this Agreement and any other Loan Document to which it is a party (including its outstanding Loans and participations in Letter of Credit Outstandings) to the Substitute Lender, and the Substitute Lender shall assume such rights and obligations, whereupon the Substitute Lender shall in accordance with Section 12.11.1 become a party to each Loan Document to which the Affected Lender is a party and shall have the rights and obligations of a Lender thereunder and the Affected Lender shall be released from its obligations hereunder and each other Loan Document to the extent of such assignment and delegation.


                                   ARTICLE VI

                              CONDITIONS PRECEDENT

         SECTION 6.1. Initial Credit Extension. The obligations of the Lenders and the Issuer to make the initial Credit Extension shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 6.1.

         SECTION 6.1.1. Resolutions, etc. The Administrative Agent shall have received from each of the Borrower, the Parent and each other Obligor a certificate, dated the Closing Date, of the Secretary or Assistant Secretary of such Person as to

                  (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Loan Document to be executed by it;

                  (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes and each other Loan Document executed by it; and

                  (c) the full force and validity of each Organic Document of such Person and true and complete copies thereof, upon which certificate each Lender, the Issuer and each Agent may conclusively rely until it shall have received a further certificate of the Secretary of the Borrower, the Parent or such other Obligor canceling or amending such prior certificate.

         SECTION 6.1.2. Delivery of Notes. The Administrative Agent shall have received, for the account of each Lender that requests that its Loans be evidenced by a Note, its Note duly executed and delivered by the Borrower.

         SECTION 6.1.3. Acquisition and Transaction Consummated. (a) The conditions set forth in each of the Stock Purchase Agreements to the obligations of the Parent to consummate the Acquisition shall have been satisfied in full (without amendment or waiver of, or other forbearance to exercise any rights with respect to, any of the terms or provisions thereof by the Parent), and the Acquisition shall have been consummated in accordance with the terms thereof.

         (b) The Parent shall have received gross cash proceeds of at least $150,000,000 pursuant to the Equity Offering and such proceeds shall have been used to fund, in part, the Acquisition.

         (c) The Parent shall have received gross cash proceeds of not greater than $50,000,000 pursuant to the Convertible Subordinated Debt Offering and such proceeds shall have been used to fund, in part, the Acquisition, and the Borrower shall have received gross cash proceeds of not greater than $170,000,000 pursuant to the Senior Debt Offering. The terms of the Series B Notes and the Senior Notes shall be satisfactory in all respects to the Administrative Agent.

         (d) The CP Program shall have been established, and the Liquidity Facility shall have become effective.

         (e) The Administrative Agent shall have received satisfactory evidence that the Corporate Restructuring shall have occurred on terms and conditions satisfactory in all respects to the Administrative Agent.

         SECTION 6.1.4. Payment of Outstanding Indebtedness, etc. All Indebtedness identified in Item 8.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule, together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full (including, to the extent necessary, from proceeds of the initial Credit Extensions); and all Liens securing payment of any such Indebtedness have been released and the Administrative Agent shall have received all Uniform Commercial Code Form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection therewith.

         SECTION 6.1.5. Delivery of Financial Statements. The Administrative Agent shall have received

                  (a) audited consolidated financial statements for the 1995 Fiscal Year and the 1996 Fiscal Year of the Borrower and its Subsidiaries and Parent and its Subsidiaries; and

                  (b) unaudited pro forma consolidated balance sheet of the Parent as at the date of the most recent consolidated balance sheet delivered pursuant to clause (a) above after giving effect to the Transaction (including the initial Credit Extension), in each case satisfactory to the Administrative Agent and the Lenders.

         SECTION 6.1.6. Consents, etc. The Administrative Agent shall have received true and correct copies of all governmental and third party approvals and consents necessary or advisable in connection with the Transaction (including the execution and delivery of this Agreement and each other Loan Document by each Obligor or party hereto and thereto and their performance of their respective Obligations hereunder and thereunder) and continuing operations of the Parent and its Subsidiaries (after giving effect to the consummation of the Transaction) shall have been obtained and be in full force and effect and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Acquisition or the financing thereof.

         SECTION 6.1.7. No Material Adverse Change. There shall not have occurred a material adverse change in the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries, taken as a whole, or the Borrower and its Subsidiaries, taken as a whole, since December 31, 1996.

         SECTION 6.1.8. Availability Under the Borrowing Base. The Administrative Agent shall have received, with counterparts for each Lender, a certificate of the chief financial or accounting Authorized Officer of the Borrower or the Parent, in form and substance satisfactory to the Administrative Agent, certifying that as of the Closing Date, after giving effect to the Transaction, the sum of (a) the excess of (i) the Borrowing Base Amount over
(ii) the sum of (A) all Letter of Credit Outstandings plus (B) the aggregate principal amount of all outstanding Loans (if any) plus (b) unrestricted cash and Cash Equivalent Investment of the Borrower and its Subsidiaries (exclusive of any Eligible Cash and Cash Equivalents included in the Borrowing Base Amount) is not less than $35,000,000.

         SECTION 6.1.9. Fees and Expenses of the Transaction. The Administrative Agent shall have received evidence satisfactory to it that the fees and expenses to be incurred in connection with the Transaction and the financing thereof will not exceed $25,000,000 in the aggregate.

         SECTION 6.1.10. Business Plan. The Administrative Agent and the Lenders shall have received a business plan for the 1997 Fiscal Year satisfactory to the Administrative Agent and the Lenders, financial projections for the period from the Effective Date to the Stated Maturity Date satisfactory to the Administrative Agent and the Lenders and a written analysis of the business and prospects of the Parent and its Subsidiaries (including the Borrower and its Subsidiaries) for the period from the Effective Date to the Stated Maturity Date satisfactory to the Administrative Agent and the Lenders.

         SECTION 6.1.11. Closing Date Certificates. The Administrative Agent shall have received, with counterparts for each Lender, the Borrower Closing Date Certificate and the Parent Closing Date Certificate, in each case dated the date of the Closing Date and duly executed and delivered by an Authorized Officer of the Borrower and Parent, as the case may be, in which certificates the Borrower and Parent, as the case may be, shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower and Parent, as the case may be, made as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct. All documents and agreements required to be appended to the Borrower Closing Date Certificate and Parent Closing Date Certificate, in each case shall be in form and substance satisfactory to the Administrative Agent.

         SECTION 6.1.12. Guaranty. The Administrative Agent shall have received the Subsidiary Guaranty, dated the Closing Date, duly executed by each Subsidiary of the Borrower that is a party thereto.

         SECTION 6.1.13. Pledge Agreements. The Administrative Agent shall have received executed counterparts of the Borrower Pledge Agreement, the Parent Pledge Agreement and the Subsidiary Pledge Agreement, in each case dated as of the Closing Date and duly executed and delivered by the Borrower, the Parent and each Subsidiary that is a party to the Subsidiary Pledge Agreement, as the case may be, together with the certificates, evidencing all of the issued and outstanding shares of Capital Stock pledged pursuant to each Pledge Agreement, which certificates shall in each case be accompanied by undated stock powers duly executed in blank, or, if any securities pledged pursuant to any Pledge Agreement are uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Administrative Agent for the benefit of the Lenders in accordance with Section 8-313 and Section 8-321 of the U.C.C. or any similar or local law which may be applicable.

         SECTION 6.1.14. Security Agreements. The Administrative Agent shall have received executed counterparts of the Borrower Security Agreement, the Subsidiary Security Agreement and the Parent Security Agreement, in each case dated as of the Closing Date and duly executed and delivered by the Borrower, each Subsidiary of the Borrower that is a party to the Subsidiary Security Agreement and the Parent, as the case may be, together with

                  (a) acknowledgment copies of properly filed Uniform Commercial Code financing statements (Form UCC-1) or such other evidence of filing as may be acceptable to the Administrative Agent, or in the discretion of the Administrative Agent copies suitable for filing, naming in each case the Borrower, such Subsidiary or the Parent, as the case may be, as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, filed or suitable for filing under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent pursuant to each Security Agreement;

                  (b) executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person (other than Liens permitted under Section 8.2.3)

                           (i) in any collateral described in each Security Agreement previously granted by any Person, and

                           (ii) securing any of the Indebtedness identified in
                  Item 8.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule,

         together with such other Uniform Commercial Code Form UCC-3 termination statements as the Administrative Agent may reasonably request from such Obligors; and

                  (c) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near to the Closing Date, listing all effective financing statements, tax liens and judgment liens which name the Borrower, such Subsidiaries and the Parent (under their respective present names and any previous names thereof) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to clause (a) above, together with copies of such financing statements (none of which (other than those described in clause (a), if such Form UCC-11 or search report, as the case may be, is current enough to list such financing statements described in clause (a)) shall cover any collateral described in each Security Agreement).

         SECTION 6.1.15. Borrowing Base Certificate. The Administrative Agent shall have received an initial Borrowing Base Certificate, executed and delivered by an Authorized Officer of the Borrower, setting forth, as of the Closing Date, computations of the Borrowing Base Amount in respect of Eligible Cash and Eligible Cash Equivalents on such date, and, as of March 31, 1997, computations of the Borrowing Base Amount in respect of Eligible Receivables on such date.

         SECTION 6.1.16. Issuance Request. The Administrative Agent and the Issuer shall have received an Issuance Request for each Letter of Credit to be issued on the Closing Date and an Enhancement Letter of Credit Application and Agreement for each Enhancement Letter of Credit to be issued on the Closing Date.

         SECTION 6.1.17. Opinions of Counsel. The Administrative Agent shall have received (a) opinions, dated the Closing Date and addressed to the Administrative Agent and the Lenders, from King & Spalding, counsel to the Obligors, Robert L. Aprati, General Counsel of the Borrower, and Kenneth M. Lipowitz, counsel to the Parent, substantially in the form of Exhibits K-1, K-2 and K-3 hereto, respectively, and (b) such reliance letters as it may reasonably request with respect to opinions delivered in connection with the Transaction dated the Closing Date and addressed to the Agents, the Issuer and all of the Lenders.

          SECTION 6.1.18. Closing Fees, Expenses, etc. The Administrative Agent shall have received for its own account or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.3 and 12.3, if then invoiced.

         SECTION 6.2. All Credit Extensions. The obligation of each Lender and the Issuer to make any Credit Extension (including the initial Credit Extension) shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 6.2.

         SECTION 6.2.1. Compliance with Warranties, No Default, etc. Both before and after giving effect to any Credit Extension (but, if any Default of the nature referred to in Section 9.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds of any Credit Extension) the following statements shall be true and correct

                  (a) the representations and warranties set forth in Article VII (excluding, however, those contained in Section 7.7) and in each other Loan Document shall, in each case, be true and correct with the same effect as if then made (unless stated to relate solely to an early date, in which case such representations and warranties shall be true and correct as of such earlier date);

                  (b) except as disclosed by the Borrower or the Parent to the Agents, the Issuer and the Lenders pursuant to Section 7.7

                           (i) no labor controversy, litigation, arbitration or
                  governmental investigation or proceeding shall be pending or, to the best knowledge of the Borrower, threatened against the Borrower, the Parent or any of their respective Subsidiaries which might materially adversely affect the Parent's consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and

                           (ii) no development shall have occurred in any labor
                  controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 7.7 which might materially adversely affect the consolidated businesses, operations, assets, revenues, properties or prospects of the Borrower, the Parent and their respective Subsidiaries; and

                  (c) no Default shall have then occurred and be continuing, and neither the Borrower, the Parent nor any of their respective Subsidiaries nor any other Obligor is in material violation of any law or governmental regulation or court order or decree.

         SECTION 6.2.2. Credit Request. The Administrative Agent shall have received a Borrowing Request or Issuance Request, as the case may be, for such Credit Extension. Each of the delivery of a Borrowing Request or an Issuance Request and the acceptance by the Borrower of the proceeds of the Borrowing or the issuance of the Letter of Credit, as applicable, shall constitute a representation and warranty by the Borrower that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) or the issuance of the Letter of Credit, as applicable, the statements made in Section 6.2.1 are true and correct.

         SECTION 6.2.3. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Borrower, the Parent or any of their respective Subsidiaries or any other Obligor shall be satisfactory in form and substance to the Administrative Agent and its counsel; the Administrative Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent or its counsel may reasonably request.


                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders, the Issuer and the Agents to enter into this Agreement and to make Loans and issue Letters of Credit hereunder, each of the Borrower and the Parent represents and warrants unto each Agent, the Issuer and each Lender as set forth in this Article VII.

         SECTION 7.1. Organization, etc. Each of the Borrower, the Parent and each of their respective Subsidiaries

                  (a) is a corporation validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation,

                  (b) is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, except to the extent that the failure to so qualify has not had, and could not reasonably be expected to have, a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, or the Parent and its Subsidiaries, taken as a whole,

                  (c) has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it, and

                  (d) subject to Section 7.12, has complied in all material respects with all laws, rules, regulations and orders applicable to it.

         SECTION 7.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower of this Agreement, the Notes and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each of the Parent and each other Obligor of each Loan Document executed or to be executed by it and the Borrower's, the Parent's and each such other Obligor's participation in the consummation of the Transaction are within the Borrower's, the Parent's and each such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not

                  (a) contravene the Borrower's, the Parent's or such other Obligor's Organic Documents;

                  (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower, the Parent or such other Obligor; or

                  (c) result in, or require the creation or imposition of, any Lien (other than the Liens created under the Loan Documents in favor of the Administrative Agent for the benefit of the Secured Parties) on any of the Borrower's, the Parent's or such other Obligor's properties.

         SECTION 7.3. Government Approval, Regulation, etc. Other than those authorizations, approvals or other actions by, and notices to or filings with, any governmental authority or regulatory body, if any, which have been duly obtained or made and are in full force and effect, no additional authorization or approval or other action by, and no additional notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower, the Parent or any other Obligor of this Agreement, the Notes or any other Loan Document to which it is a party, or for the Borrower's, the Parent's and each such other Obligor's participation in the consummation of the Transaction. Neither the Borrower, the Parent nor any of their respective Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         SECTION 7.4. Validity, etc. This Agreement constitutes, and the Notes and each other Loan Document executed by the Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except to the extent the enforceability thereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law; and each Loan Document executed pursuant hereto by the Parent and each other Obligor will, on the due execution and delivery thereof by the Parent or such Obligor, as the case may be, be the legal, valid and binding obligation of the Parent or such Obligor, as the case may be, enforceable in accordance with its terms, except to the extent the enforceability thereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law. Each of the Loan Documents which purports to create a security interest creates a valid first priority security interest in the Collateral (as defined in such Loan Document) subject thereto, subject only to Liens permitted by Section 8.2.3, securing the payment of the Obligations described therein.

         SECTION 7.5. Financial Information; Absence of Undisclosed Liabilities. The financial statements of the Borrower and its Subsidiaries and the Parent and its Subsidiaries furnished to each Agent and each Lender pursuant to clause (a) of Section 6.1.5 have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended. To the best knowledge of the Parent and the Borrower, neither the Parent and its Subsidiaries nor the Borrower and its Subsidiaries had any material liabilities (matured or unmatured, fixed or contingent) that were not fully reflected or provided for on the financial statements delivered pursuant to clause (a) of Section 6.1.5, whether or not required by GAAP to be shown on such financial statements. The pro forma balance sheet delivered pursuant to clause (b) of Section 6.1.5 have been prepared in accordance with the requirements of GAAP for the preparation of pro forma financial statements. All balance sheets, all statements of operations, shareholders' equity and cash flow and all other financial information of each of the Borrower and its Subsidiaries and the Parent and its Subsidiaries furnished pursuant to Section 8.1.1 have been and will for periods following the Effective Date be prepared in accordance with GAAP consistently applied, and do or will present fairly the consolidated financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended.

         SECTION 7.6. No Material Adverse Change; Absence of Undisclosed Liabilities. There has been no material adverse change in the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries, taken as a whole, or the Borrower and its Subsidiaries, taken as a whole, since December 31, 1996.

         SECTION 7.7. Litigation, Labor Controversies, etc. There is no pending or, to the best knowledge of the Borrower or the Parent, threatened litigation, action, proceeding, or labor controversy affecting the Borrower, the Parent or any of their respective Subsidiaries, or any of their respective properties, businesses, assets or revenues, which may materially adversely affect the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, or the Parent and its Subsidiaries, taken as a whole, or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document, except as disclosed in Item 7.7 ("Litigation") of the Disclosure Schedule.

         SECTION 7.8. Subsidiaries. (a) The Parent has no direct Subsidiaries, except for the Borrower.

         (b) The Borrower has no Subsidiaries, except those Subsidiaries (i) which are identified in Item 7.8(b) ("Existing Subsidiaries of the Borrower") of the Disclosure Schedule by their correct legal name, their jurisdiction of organization and the holders (and their respective percentage ownership of) the Capital Stock thereof or (ii) which are permitted to have been acquired in accordance with Section 8.2.5 or 8.2.10.

         SECTION 7.9.  Ownership of Properties. Except as permitted pursuant to
Section 7.13 or Section 8.2.3, the Borrower, the Parent and each of their respective Subsidiaries owns (i) in the case of owned real property, good and marketable fee title to, and (ii) in the case of owned personal property, good and valid title to, or, in the case of leased real or personal property, valid and enforceable leasehold interests (as the case may be) in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except for Liens permitted pursuant to Section 8.2.3.

         SECTION 7.10. Taxes. The Borrower, the Parent and each of their respective Subsidiaries has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be due and owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         SECTION 7.11. Pension and Welfare Plans. During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Credit Extension hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower, the Parent or any member of the Controlled Group of any material liability, fine or penalty. Except as disclosed in Item 7.11 ("Employee Benefit Plans") of the Disclosure Schedule, neither the Borrower, the Parent nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

         SECTION 7.12. Environmental Warranties. Except as set forth in Item
7.12 ("Environmental Matters") of the Disclosure Schedule (none of which items disclosed therein, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, or the Parent and its Subsidiaries, taken as a whole) and to the best knowledge of the Borrower, the Parent and their respective Subsidiaries,

                  (a) all facilities and property (including underlying groundwater) owned or leased by the Borrower, the Parent or any of their respective Subsidiaries have been, and continue to be, owned or leased and operated by the Borrower, the Parent and such Subsidiary, as the case may be, in compliance with all Environmental Laws and in accordance with industry practices, except to the extent any such failure to comply would, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, or the Parent and its Subsidiaries, taken as a whole;

                  (b)  there are no pending or threatened

                           (i) claims, complaints, notices or requests for
                  information received by the Borrower, the Parent or any of their respective Subsidiaries with respect to any alleged violation of any Environmental Law, which, if true, would, singly or in the aggregate, have, or would reasonably be expected to have, a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, or the Parent and its Subsidiaries, taken as a whole, or

                           (ii) complaints, notices or inquiries to the
                  Borrower, the Parent or any of their respective Subsidiaries regarding potential liability under any Environmental Law, which, if true, would, singly or in the aggregate, have, or would reasonably be expected to have, a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, or the Parent and its Subsidiaries, taken as a whole;

                  (c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower, the Parent or any of their respective Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, or the Parent and its Subsidiaries, taken as a whole;

                  (d) the Borrower, the Parent and each of their respective Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses;

                  (e) no property now or previously owned or leased by the Borrower, the Parent or any of their respective Subsidiaries is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

                  (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower, the Parent or any of their respective Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, or the Parent and its Subsidiaries, taken as a whole;

                  (g) neither the Borrower, the Parent nor any of their respective Subsidiaries has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower, the Parent or such Subsidiary thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

                  (h) neither the Borrower, the Parent nor any of their respective Subsidiaries has entered into any agreements or engaged in any activities that, singly or in the aggregate, would give rise to liability under any Environmental Law with regard to acts, omissions or conditions of property of any third party, including any franchisee of the Borrower, the Parent or any of their respective Subsidiaries, which liability, singly or in the aggregate, has, or may reasonably be expected to have, a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, or the Parent and its Subsidiaries, taken as a whole;

                  (i) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Borrower, the Parent or any of their respective Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, or the Parent and its Subsidiaries, taken as a whole; and

                  (j) no conditions exist at, on or under any property now or previously owned or leased by the Borrower and its Subsidiaries, which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law that, singly or in the aggregate, has, or may reasonably be expected to have, a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, or the Parent and its Subsidiaries, taken as a whole.

         SECTION 7.13. Intellectual Property. Each of the Borrower, the Parent and their respective Subsidiaries owns and possesses or licenses (as the case may be) all such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights and copyrights as the Borrower and the Parent considers necessary for the conduct of the businesses of the Borrower, the Parent and their respective Subsidiaries as now conducted without, individually or in the aggregate, any infringement upon rights of other Persons, in each case except as could not reasonably be expected to result in a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, or the Parent and its Subsidiaries, taken as a whole, and there is no individual patent, patent right, trademark, trademark right, trade name, trade name right, service mark, service mark right or copyright the loss of which would result in a material adverse change in the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, or the Parent and its Subsidiaries, taken as a whole, except as may be disclosed in Item 7.13 ("Intellectual Property") of the Disclosure Schedule.

         SECTION 7.14. Regulations G, U and X. Neither the Borrower, the Parent nor any of their respective Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extensions will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation G, U or X. Terms for which meanings are provided in F.R.S. Board Regulation G, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

         SECTION 7.15. Accuracy of Information. All factual information heretofore or contemporaneously furnished by the Borrower or the Parent in writing to any Agent, the Issuer or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby (including the Transaction, true and complete copies of which were furnished to the each Agent, the Issuer and each Lender in connection with its execution and delivery hereof) was true and accurate in every material respect on the date as of which such information was dated or certified and was not incomplete by omitting to state any material fact necessary to make such information not misleading. All other such factual information hereafter furnished by or on behalf of the Borrower or the Parent to any Agent, the Issuer or any Lender will be true and accurate in every material respect on the date as of which it is dated or certified and such information will not be incomplete by omitting to state any material fact necessary to make such information not misleading.

         SECTION 7.16. Stock Purchase Agreements and Senior Note Purchase Agreements. Each of the representations and warranties made in each of the Stock Purchase Agreements and the Senior Note Purchase Agreements is true and correct in all material respects. Each of the Stock Purchase Agreements and the Senior Note Purchase Agreements constitutes the legal, valid and binding obligations of each of the parties thereto enforceable in accordance with its terms.

         SECTION 7.17. Senior Indebtedness, etc. The subordination provisions applicable to the Series A Notes and the Series B Notes will be enforceable against the holders of the Series A Notes and Series B Notes by the holder of any Senior Indebtedness (as defined in the Series A Note Purchase Agreements and the Series B Note Purchase Agreements) which has not effectively waived the benefits thereof. All Obligations, including those to pay principal of and interest (including post-petition interest) on the Loans and Reimbursement Obligations, and fees and expenses in connection therewith, constitute Senior Indebtedness (as defined in the Series A Note Purchase Agreements and the Series B Note Purchase Agreements) and all such Obligations are entitled to the benefits of the subordination created by the Series A Notes and Series B Notes.

         SECTION 7.18. No Burdensome Restrictions. Except as disclosed in the prospectus filed pursuant to Rule 424(b) under the Securities Act in connection with the Registration Statement, neither the Borrower or the Parent, nor any of their respective Subsidiaries, is subject to any law, rule, regulation, order or agreement which could reasonably be expected to have a material adverse effect on the currently existing business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, or the Parent and its Subsidiaries, taken as a whole.


                                  ARTICLE VIII

                                    COVENANTS

         SECTION 8.1. Affirmative Covenants. The Borrower and the Parent agree with each Agent, the Issuer and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower and the Parent will perform the obligations set forth in this Section 8.1.

         SECTION 8.1.1. Financial Information, Reports, Notices, etc. The Borrower and the Parent will furnish, or will cause to be furnished, to each Lender, the Issuer and each Agent copies of the following financial statements, reports, notices and information:

                  (a) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Parent, consolidated and consolidating balance sheets of the Parent and its Subsidiaries as of the end of such Fiscal Quarter and consolidated and consolidating statements of earnings and consolidated statements of cash flow of the Parent and its Subsidiaries, in each case other than the consolidated statements of cash flow, for such Fiscal Quarter and, in each case (including the consolidated statements of cash flow), for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the chief financial or accounting Authorized Officer of the Parent;

                  (b) as soon as available and in any event within 90 days after the end of each Fiscal Year of the Parent, a copy of the annual audited report for such Fiscal Year for the Parent and its Subsidiaries, including therein consolidated balance sheets of the Parent and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flow of the Parent and its Subsidiaries for such Fiscal Year, in each case certified (without any Impermissible Qualification) in a manner acceptable to the Administrative Agent and the Required Lenders by independent public accountants acceptable to the

         Administrative Agent and the Required Lenders, together with a report from such accountants containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in Section 8.2.4 and to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default that has occurred and is continuing, or, if they have become aware of such Default, describing such Default and the steps, if any, being taken to cure it;

                  (c) concurrently with the delivery of the financial statements referred to in clauses (a) and (b) above, a Compliance Certificate, executed by the chief financial or accounting Authorized Officer of the Parent, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Administrative Agent) compliance with the financial covenants set forth in Section 8.2.4;

                  (d) as soon as possible and in any event within three days after the occurrence of each Default, a statement of the chief financial or accounting Authorized Officer of the Parent or the Borrower setting forth details of such Default and the action which the Parent or the Borrower has taken and proposes to take with respect thereto;

                  (e) as soon as possible and in any event within five days after (x) the occurrence of any adverse development with respect to any litigation, action, proceeding or labor controversy described in
         Section 7.7 or (y) the commencement of any labor controversy, litigation, action or proceeding of the type described in Section 7.7, notice thereof and copies of all documentation relating thereto;

                  (f) (i) within 12 Business Days following the last day of each calendar month, a Borrowing Base Certificate for the preceding calendar month that is calculated as of the last day of such preceding calendar month, certified by the chief financial or accounting Authorized Officer of the Borrower or the Parent and (ii) as soon as possible following the presentment for payment under any Enhancement Letter of Credit, a Borrowing Base Certificate for the date of such presentment that is calculated as of the last day of the calendar month immediately preceding the month in which such presentment is made, in the case of the calculation of clauses (a), (c) and (d) of the definition of "Borrowing Base Amount", and as of the date of such presentment (after giving effect to any reimbursement made in connection therewith), in the case of the calculation of clause (b) of the definition of "Borrowing Base Amount", certified by the chief financial or accounting Authorized Officer of the Borrower or the Parent;

                  (g) promptly after the sending or filing thereof, copies of all reports which the Borrower sends to any of its securityholders, and all reports and registration statements which the Borrower, the Parent or any of their respective Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

                  (h) immediately upon becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower, the Parent or any of their respective Subsidiaries furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower or the Parent of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;

                  (i) as soon as available and in any event no later than 31 days after the first day of each Fiscal Year of the Parent, an annual budget, prepared on a monthly basis for such Fiscal Year of the Parent containing consolidated and consolidating projected statements of earnings and cash flow of the Parent and its Subsidiaries and the Borrower and its Subsidiaries;

                  (j) concurrently with the delivery of the financial statements described in clause (b) of this Section 8.1.1, a narrative explanation, in the form customarily provided to the Board of Directors of the Parent, of any material variance from the budget of the Parent for such Fiscal Year that is reflected in such financial statements; provided, however, if the foregoing is not provided to the Board of Directors of the Parent the same shall, at the request of the Administrative Agent, be delivered to the Administrative Agent;

                  (k) as soon as possible and in any event within three days after the delivery thereof, copies of all notices, agreements or documents delivered pursuant to the Senior Note Purchase Agreements and each other agreement for borrowed money to which the Parent or any Subsidiary of the Parent (other than Vehicle Debt) is a party and with a commitment or outstandings exceeding $10,000,000, except for such notices, agreements or documents (i) delivered pursuant to the terms hereof or (ii) which are delivered in the ordinary course of each such agreement (such as borrowing requests, letter of credit requests and the like); and

                  (l) such other information respecting the condition or operations, financial or otherwise, of the Borrower, the Parent or any of their respective Subsidiaries as any Lender through the Administrative Agent may from time to time reasonably request.

         SECTION 8.1.2. Compliance with Laws, Material Agreements, etc. The Borrower and the Parent will, and will cause each of their respective Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations, orders and material agreements, such compliance to include:

                  (a) the maintenance and preservation of its corporate existence and qualification as a foreign corporation;

                  (b) the maintenance and preservation of all governmental licenses, permits and other approvals necessary for it to perform its obligations under this Agreement, the Notes and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it;

                  (c) the maintenance, preservation and renewal of all material agreements necessary to conduct its business substantially as currently conducted by it (or the substitution for any such material agreement with a similar agreement), including the Supply Agreement dated as of the date hereof, between Ford Motor Company and the Borrower, and the Advertising Agreement dated as of the date hereof, between Ford Motor Company and the Borrower; and

                  (d) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         SECTION 8.1.3. Maintenance of Properties. The Borrower and the Parent will, and will cause each of their respective Subsidiaries to, maintain, preserve, protect and keep its properties in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the Borrower determines in good faith that the continued maintenance of any of its properties is no longer economically desirable.

         SECTION 8.1.4. Insurance. The Borrower and the Parent will, and will cause each of their respective Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business (including business interruption insurance) against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses of established reputation and will, upon request of the Administrative Agent, furnish to each Lender at reasonable intervals a certificate of an Authorized Officer of the Borrower or the Parent setting forth the nature and extent of all insurance maintained by the Borrower, the Parent and their respective Subsidiaries in accordance with this Section.

         SECTION 8.1.5. Books and Records. The Borrower and the Parent will, and will cause each of their respective Subsidiaries to, keep books and records which accurately reflect all of their respective business affairs and transactions and permit each Agent and each Lender or any of their respective representatives, at reasonable times and intervals, to visit all of their respective offices, to discuss their respective financial matters with their respective officers and independent public accountant (and the Borrower and the Parent each hereby authorizes such independent public accountants to discuss such financial matters with each Lender or its representatives whether or not any representative of the Borrower, the Parent or such Subsidiary is present) and to examine (and, at the expense of the Borrower, photocopy extracts from) any of their respective books or other corporate records. The Borrower shall pay any fees of such independent public accountant incurred in connection with the either Agent's or any Lender's exercise of its rights pursuant to this Section.

         SECTION 8.1.6. Environmental Covenant. The Borrower and the Parent will, and will cause each of their respective Subsidiaries to,

                  (a) use and operate all of their respective facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws;

                  (b) follow practices that are at least as effective as industry practices to minimize and respond to spills and overfills of petroleum products;

                  (c) respond to past and ongoing releases of petroleum-containing materials in a manner that, as prudent, minimizes potential liability to third parties for off-site contamination from facilities owned or leased or otherwise operated by the Borrower, the Parent or any of their respective Subsidiaries;

                  (d) respond to past and ongoing releases of petroleum-containing materials in a manner that, as prudent, minimizes any likelihood that the Borrower, the Parent or any of their respective Subsidiaries would incur costs or damages that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole or the Parent and its Subsidiaries, taken as a whole;

                  (e) manage the disposition of residuals such as spent petroleum-containing material in a manner that, as prudent, minimizes any likelihood that the Borrower, the Parent or any of their respective Subsidiaries would incur costs or damages that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole or the Parent and its Subsidiaries, taken as a whole;

                  (f) immediately notify the Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of their facilities and properties or compliance with Environmental Laws; and

                  (g) provide such information and certifications which the Administrative Agent may reasonably request from time to time to evidence compliance with this Section 8.1.6.

         SECTION 8.1.7. Use of Proceeds. The Borrower shall apply the proceeds of each Credit Extension in accordance with the sixth recital; without limiting the foregoing, no proceeds of any

Loan will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Exchange Act or any "margin stock", as defined in F.R.S. Board Regulation U.

         SECTION 8.1.8. Foreign Subsidiaries as of the Closing Date. Unless otherwise agreed to by the Required Lenders, the Borrower or its applicable Subsidiary (which Subsidiary, if not theretofore a party to the Subsidiary Pledge Agreement, shall execute and deliver to the Administrative Agent a supplement to the Subsidiary Pledge Agreement for the purpose of becoming a pledgor thereunder, which supplement shall be in form and substance reasonably satisfactory to the Administrative Agent) shall no later than 180 days following the Closing Date, pursuant to a Pledge Agreement (as further supplemented, if necessary, by a Foreign Pledge Agreement) to which the Borrower or such pledgor Subsidiary is a party,

                  (a) pledge to the Administrative Agent all of the outstanding shares of the Capital Stock of each Foreign Subsidiary owned by the Borrower or such pledgor Subsidiary on the Closing Date, together with undated stock powers or equivalent instruments of transfer satisfactory to the Administrative Agent for such certificates or such other evidence of beneficial ownership, executed in blank or otherwise, so as to perfect the security interest of the Administrative Agent therein in accordance with applicable law (or, if any such shares of Capital Stock are uncertificated, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been perfected by the Administrative Agent in accordance with applicable law); provided, however, that the Borrower or such Subsidiary shall not be required to pledge the shares of Capital Stock of a Foreign Subsidiary required to be pledged hereunder to the extent such pledge would (x) constitute an investment in earnings in United States property under Section 956 (or any successor provision thereto) of the Code that would increase the amount of income of the applicable pledgor that would otherwise be subject to United States income tax and
         (y) subject the Borrower, the Parent or the Person the Capital Stock of which is being pledged to a significant adverse tax consequence, as determined by the Parent and evidenced by a certificate of the chief financial or accounting Authorized Officer of the Parent that is accepted in writing by the Administrative Agent (such acceptance not to be unreasonably withheld); and

                  (b) the Borrower or such pledgor Subsidiary shall take all such actions and execute any such documents, certificates or instruments as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the first priority security interest of the Administrative Agent in the interests of the Borrower or such Subsidiary in such Foreign Subsidiary pledged pursuant to such Pledge Agreement (and such Foreign Pledge Agreement, if applicable);

together with such opinions of legal counsel as the Administrative Agent may reasonably request, which legal opinions shall be in form and substance reasonably satisfactory to the Administrative Agent.

         SECTION 8.1.9. Future Subsidiaries. Without limiting the effect of any provision contained herein (including Section 8.2.5), upon any Person becoming either a direct or indirect Subsidiary of the Borrower (other than an SPC or a Non-Material Subsidiary),

                  (a) in the event such Person is a Subsidiary which is not a Foreign Subsidiary, such Person (i) if not theretofore a party to the Subsidiary Guaranty, shall execute and deliver to the Administrative Agent a supplement to the Subsidiary Guaranty for the purpose of becoming a guarantor thereunder, which supplement shall be substantially in the form attached to the Subsidiary Guaranty, and (ii) if not theretofore a party to the Subsidiary Security Agreement, shall execute and deliver to the Administrative Agent a supplement to the Subsidiary Security Agreement for the purpose of becoming a grantor thereunder, which supplement shall be substantially in the form attached to the Subsidiary Security Agreement;

                  (b) the Borrower or such Subsidiary (which Subsidiary, if not theretofore a party to the Subsidiary Pledge Agreement, shall execute and deliver to the Administrative Agent a supplement to the Subsidiary Pledge Agreement for the purpose of becoming a pledgor thereunder, which supplement shall be substantially in the form attached to the Subsidiary Pledge Agreement) shall, pursuant to the Pledge Agreement (as further supplemented, if necessary, by a Foreign Pledge Agreement) to which the Borrower or such Subsidiary is a party, pledge to the Administrative Agent all of the outstanding shares of the Capital Stock of such Person owned by the Borrower or such Subsidiary, together with
         (A) undated stock powers or equivalent instruments of transfer satisfactory to the Administrative Agent for such certificates or such other evidence of beneficial ownership, executed in blank (or, if any such shares of Capital Stock are uncertificated, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been perfected by the Administrative Agent in accordance with Section 8-313 and Section 8-321 of the U.C.C. or any similar or local law which may be applicable) and
         (B) executed copies of Uniform Commercial Code financing statements naming the Borrower or such Subsidiary as the debtor and the Administrative Agent as the secured party, suitable for filing under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the first priority security interest of the Administrative Agent in the interests of the Borrower or such Subsidiary in such Person pledged pursuant to such Pledge Agreement (and such Foreign Pledge Agreement, if applicable); provided, however, that the Borrower or such Subsidiary shall not be required to pledge the shares of Capital Stock of a Foreign Subsidiary required to be pledged hereunder
         (1) if the Required Lenders have otherwise agreed or (2) to the extent such pledge would (x) constitute an investment in earnings in United States property under Section 956 (or any successor provision thereto) of the Code that would increase the amount of income of the applicable pledgor that would otherwise be subject to United States income tax and
         (y) subject the Borrower, the Parent or the Person the Capital Stock of which is being pledged to a significant adverse tax consequence, as determined by the Parent and evidenced by a certificate of the chief financial or accounting

         Authorized Officer of the Parent that is accepted in writing by the Administrative Agent (such acceptance not to be unreasonably withheld);

                  (c) the Administrative Agent shall have received from each such Subsidiary certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near (but prior to) the date of any such Person becoming a direct or indirect Subsidiary of the Borrower, listing all effective financing statements, tax liens and judgment liens which name such Person as the debtor and which are filed in the jurisdictions in which filings are to be made pursuant to this Agreement and the other Loan Documents, and in such other jurisdictions as the Administrative Agent may reasonably request, together with copies of such financing statements (none of which (other than financing statements (i) filed pursuant to the terms hereof in favor of the Administrative Agent, if such Form UCC-11 or search report, as the case may be, is current enough to list such financing statements, (ii) being terminated pursuant to termination statements that are to be delivered on or prior to the date such Person becomes such Subsidiary or (iii) in respect of Liens permitted under Section 8.2.3) shall cover any of the collateral described in the Subsidiary Security Agreement); and

                  (d) the Administrative Agent shall have received from each such Subsidiary executed copies of U.C.C. financing statements naming each such Subsidiary as the debtor and the Administrative Agent as the secured party, suitable for filing under the U.C.C. of all jurisdictions as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the first priority security interest of the Administrative Agent pursuant to the Subsidiary Security Agreement entered into by such Subsidiary, together, in each case, with such opinions of legal counsel as the Administrative Agent may reasonably request, which legal opinions shall be in form and substance reasonably satisfactory to the Administrative Agent.

         SECTION 8.2. Negative Covenants. The Borrower and the Parent agree with each Agent, the Issuer and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 8.2.

         SECTION 8.2.1. Business Activities. The Borrower and the Parent will not, and will not permit any of their respective Subsidiaries to, engage in any business activity, except those described in the first recital and such activities as may be incidental or related thereto, including, the ownership and operation of parking lots, the ownership and rental of recreation vehicles and the ownership and operation of limousine services, taxi fleets or car dealerships.

         SECTION 8.2.2. Indebtedness. The Borrower and the Parent will not, and will not permit any of their respective Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:


                  (a) Indebtedness in respect of the Loans and other
         Obligations;

                  (b) until the Closing Date, Indebtedness and identified in
         Item 8.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule;

                  (c) Indebtedness existing as of a date not more than 30 days prior to the Effective Date which is identified in Item 8.2.2(c) ("Ongoing Indebtedness") of the Disclosure Schedule (provided that any item of Indebtedness existing as of the Effective Date having a principal amount not exceeding $500,000 that is not identified in such
         Item 8.2.2(c) shall be permitted hereunder to the extent the aggregate principal amount of all such Indebtedness does not exceed $2,500,000);

                  (d) Indebtedness of the Borrower in respect of the Senior Notes in an aggregate principal amount not to exceed $170,000,000 less the portion thereof repaid or prepaid, and guaranties thereof of the Subsidiary Guarantors;

                  (e) Indebtedness of the Parent in respect of the Series A Notes in an aggregate principal amount not to exceed $80,000,000 less the portion thereof represented by Series A Notes which have been exchanged for common stock of the Parent;

                  (f) Indebtedness of the Parent in respect of the Series B Notes in an aggregate principal amount not to exceed $50,000,000 less the portion thereof represented by Series B Notes which have been exchanged for common stock of the Parent;

                  (g) Vehicle Debt;

                  (h) Indebtedness in respect of the Demand Capitalization Note to the extent the obligations of the Borrower thereunder (whether contingent or otherwise) do not exceed at any time $31,500,000;

                  (i) Indebtedness of Foreign Subsidiaries incurred for working capital purposes to the extent the aggregate principal amount thereof does not exceed at any time outstanding $30,000,000;

                  (j) Indebtedness in an aggregate principal amount not to exceed $40,000,000 at any time outstanding which is incurred by the Borrower or any of its Subsidiaries to a vendor of any assets permitted to be acquired pursuant to Section 8.2.7 to finance its acquisition of such assets;

                  (k) unsecured Indebtedness incurred in the ordinary course of business (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities);

                  (l) Indebtedness in respect of Capitalized Lease Liabilities to the extent permitted by Section 8.2.7;

                  (m) Hedging Obligations of the Parent or any of its Subsidiaries pursuant to agreements designed to protect the Parent or any of its Subsidiaries against fluctuations in interest rates in respect of Indebtedness of the Parent or such Subsidiary and not entered into for purposes of speculation;

                  (n) Hedging Obligations of the Parent or any of its Subsidiaries pursuant to agreements designed to protect the Parent or any of its Subsidiaries against fluctuations in currency values and entered into in the ordinary course of business and not for purposes of speculation;

                  (o) Indebtedness of the Parent owing to the Borrower pursuant to an Investment of the Borrower permitted pursuant to clause (e) of
         Section 8.2.5;

                  (p) Indebtedness of the Borrower or any Subsidiary Guarantor owing to the Parent;

                  (q) Indebtedness of the Borrower or any Subsidiary of the Borrower owing to a Subsidiary of the Borrower (other than a Subsidiary Guarantor); provided that any such Indebtedness of the Borrower (other than Indebtedness of the Borrower owing to TFFC in respect of amounts advanced by TFFC to the Borrower based upon TFFC's Profits (as defined in the Base Indenture or any supplement thereto)) constitutes Subordinated Intercompany Debt;

                  (r) Indebtedness of Subsidiary Guarantors that are Wholly Owned Subsidiaries of the Borrower owing to the Borrower or a Subsidiary Guarantor;

                  (s) Indebtedness of Subsidiaries of the Borrower owing to the Borrower or a Subsidiary Guarantor to the extent permitted by clause
         (g) of Section 8.2.5;

                  (t) Contingent Liabilities of the Parent in respect of guarantees of the Parent in respect of Indebtedness of a Foreign Subsidiary of the type permitted and described in clause (g) or (i) above;

                  (u) Indebtedness which refinances Indebtedness permitted by clauses (d), (e) and (f) above; provided, however, that after giving effect to such refinancing, (i) the principal amount of outstanding Indebtedness is not increased, (ii) neither the tenor nor the average life thereof is reduced, (iii) the respective obligor or obligors shall be the same on the refinancing Indebtedness as on the Indebtedness being refinanced, (iv) the security, if any, for the refinancing Indebtedness shall be the same as that for the Indebtedness being refinanced (except to the extent that less security is granted to holders of refinancing Indebtedness), (v) the holders of refinancing Indebtedness are not afforded covenants, defaults, rights or remedies more burdensome to the obligor or obligors than those contained in the Indebtedness being refinanced and (vi) the refinancing Indebtedness is subordinated to the same degree, if any, as the Indebtedness being refinanced; and

                  (v) other Indebtedness of the Borrower and its Subsidiaries in an aggregate amount not to exceed (i) during the 1997 Fiscal Year or the 1998 Fiscal Year, $25,000,000 and (ii) during the 1999 Fiscal Year or any Fiscal Year thereafter, $35,000,000;

provided, however, that no Indebtedness otherwise permitted by clauses (i), (j),
(l), (m), (n), (s) or (v) shall be permitted if, after giving effect to the incurrence thereof, any Default shall have occurred and be continuing.

         SECTION 8.2.3. Liens. The Borrower and the Parent will not, and will not permit any of their respective Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

                  (a) Liens securing payment of the Obligations, granted pursuant to any Loan Document;

                  (b) Liens securing payment of Indebtedness of the type permitted and described in clause (b) of Section 8.2.2;

                  (c) Liens granted prior to the Effective Date to secure payment of Indebtedness of the type permitted and described in clause
         (c) of Section 8.2.2;

                  (d) Liens granted to secure payment of Vehicle Debt and covering only Vehicles financed by such Vehicle Debt, Excluded Receivables relating to such Vehicles, rights under the Demand Capitalization Note, cash (and investments thereof in High Quality Investments) of an SPC arising from the operations of such SPC and all proceeds of the foregoing;

                  (e) Liens granted to secure payment of Indebtedness of the type permitted and described in clause (i) of Section 8.2.2 and covering only assets of the Foreign Subsidiary obligated under such Indebtedness;

                  (f) Liens granted to secure payment of Indebtedness of the type permitted and described in clause (j) of Section 8.2.2 and covering only those assets acquired with the proceeds of such Indebtedness;

                  (g) Liens granted to secure payment of Indebtedness (other than Subordinated Intercompany Debt) of the type permitted and described in clause (q), (r) or (s) of Section 8.2.2;

                  (h) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (i) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (j) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

                  (k) judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies; and

                  (l) other Liens securing Indebtedness in an aggregate amount not to exceed $25,000,000 at any time outstanding (it being acknowledged that any such Liens shall not cover any property, revenues or assets constituting Collateral (as such term is defined in any Loan Document)).

         Notwithstanding the foregoing clauses (b) through (l), the Borrower and the Parent will not, and will not permit any of their respective Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any trademarks, software systems, reservations systems or other intellectual property (or rights in respect of any thereof), whether now owned or hereafter acquired.

         SECTION 8.2.4. Financial Condition. The Borrower and the Parent will not permit:

                  (a) the Net Worth of the Parent to be at any time less than the sum, at such time, of (i) $294,500,000, plus (ii) 50% of the Net Income of the Parent for each Fiscal Year, commencing with the 1997 Fiscal Year, as shall have been completed on or prior to such time (in each case with no reduction for net losses) plus 50% of Net Equity Proceeds;

                  (b) the Leverage Ratio, as of the last day of each Fiscal Quarter, commencing with the third Fiscal Quarter of the 1997 Fiscal Year, to be greater than the ratio set forth opposite such Fiscal Quarter below:



             FISCAL QUARTER                              RATIO
             --------------                              -----
The third Fiscal Quarter of the
     1997 Fiscal Year                                  5.60:1.00

The fourth Fiscal Quarter of
     the 1997 Fiscal Year                              5.60:1.00

The first Fiscal Quarter of the
     1998 Fiscal Year                                  5.25:1.00

The second Fiscal Quarter of
     the 1998 Fiscal Year                              5.00:1.00

The third Fiscal Quarter of the
     1998 Fiscal Year                                  4.75:1.00

The fourth Fiscal Quarter of
     the 1998 Fiscal Year                              4.25:1.00

The first Fiscal Quarter of the
     1999 Fiscal Year                                  4.00:1.00

The second Fiscal Quarter of
     the 1999 Fiscal Year                              3.75:1.00

The third Fiscal Quarter of the
     1999 Fiscal Year                                  3.50:1.00

The fourth Fiscal Quarter of                           3.25:1.00
     the 1999 Fiscal Year and
     each Fiscal Quarter
     thereafter

         (c) the Interest Coverage Ratio, as of the last day of each Fiscal Quarter, commencing with the third Fiscal Quarter of the 1997 Fiscal Year, to be less than the ratio set forth opposite such Fiscal Quarter below:


         FISCAL QUARTER                                   RATIO
         --------------                                   -----
The third Fiscal Quarter of the
     1997 Fiscal Year                                   2.50:1.00

The fourth Fiscal Quarter of the
     1997 Fiscal Year                                   2.50:1.00

The first Fiscal Quarter of the
     1998 Fiscal Year                                   2.50:1.00

The second Fiscal Quarter of
     the 1998 Fiscal Year                               2.75:1.00

The third Fiscal Quarter of the
     1998 Fiscal Year                                   2.75:1.00

The fourth Fiscal Quarter of the
     1998 Fiscal Year                                   3.00:1.00

The first Fiscal Quarter of the
     1999 Fiscal Year                                   3.00:1.00

The second Fiscal Quarter of
     the 1999 Fiscal Year                               3.00:1.00

The third Fiscal Quarter of the
     1999 Fiscal Year and each
     Fiscal Quarter thereafter                          3.25:1.00

         SECTION 8.2.5. Investments. The Borrower and the Parent will not, and will not permit any of their respective Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

                  (a) Investments existing on the Effective Date and identified in Item 8.2.5(a) ("Ongoing Investments") of the Disclosure Schedule;

                  (b)  Cash Equivalent Investments and High Quality Investments;

                  (c)  Investments which are Permitted Business Acquisitions;

                  (d) without duplication, Investments permitted as Capital Expenditures pursuant to Section 8.2.7;

                  (e) Investments by the Borrower in the Parent, by way of contributions to capital or the making of loans or advances, to the extent the amount of such Investment would be permitted as a dividend pursuant to clause (a) of Section 8.2.6 at the time of such Investment;

                  (f) Investments by the Borrower and Subsidiary Guarantors in Subsidiary Guarantors that are Wholly Owned Subsidiaries of the Borrower;

                  (g) Investments by the Borrower and Subsidiary Guarantors in Subsidiaries of the Borrower that are not permitted by the preceding clause (f), by way of contributions to capital, the making of loans or advances or the incurrence of Contingent Liabilities, to the extent the aggregate amount of such Investments in any Fiscal Year does not exceed $15,000,000 and the aggregate amount of such Investments at any time outstanding does not exceed $50,000,000;

                  (h) Investments by the Parent in the Borrower or any Subsidiary Guarantor;

                  (i) Investments by a Subsidiary of the Borrower (other than a Subsidiary Guarantor) in the Borrower or a Subsidiary of the Borrower;

                  (j) without duplication, Investments permitted as Contingent Liabilities pursuant to Section 8.2.2; and

                  (k) other Investments in an aggregate amount at any one time not to exceed $25,000,000;

provided, however, that

                  (i) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" or "High Quality Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

                  (ii) no Investment otherwise permitted by clause (c), (e), (g) or (k) shall be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing.

         SECTION 8.2.6. Restricted Payments, etc. On and at all times after the Effective Date:

                  (a) the Borrower will not declare, pay or make any Distribution with respect to any shares of its Capital Stock (now or hereafter outstanding) or on any warrants, options or other rights with respect to any such shares of Capital Stock (now or hereafter outstanding) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower, or warrants, options or other rights with respect to any such shares of Capital Stock (now or hereafter outstanding) of the Borrower; provided, however, that the Borrower may

                           (i) make Distributions to the Parent to the extent that it is necessary to permit the Parent to pay taxes based on income and franchise taxes and other similar licensure expenses and other actual and reasonable general administrative costs and expenses attributable to the operations of the Parent;

                           (ii) make Distributions to the Parent to the extent it is necessary to make payments of interest on the Series A Notes and Series B Notes on the regular scheduled dates therefor, so long as, immediately before and after giving effect thereto, no Default shall have occurred and be continuing; and

                           (iii) make a Distribution to the Parent to the extent
                  necessary to make a Distribution declared by the Parent (but in no event exceeding the amount of such Distribution permitted to be made by the Parent pursuant to the succeeding clause (b)) , so long as, immediately before and after giving effect thereto, no Default shall have occurred and be continuing and the Distribution by the Parent is so made at such time;

                  (b) the Parent will not declare, pay or make any Distribution with respect to any shares of its Capital Stock (now or hereafter outstanding) or on any warrants, options or other rights with respect to any such shares of Capital Stock (now or hereafter outstanding) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of Capital Stock (now or hereafter outstanding) of the Parent, or warrants, options or other rights with respect to any such shares of Capital Stock (now or hereafter outstanding) of the Parent; provided, however, that the Parent may declare, pay and make cash Distributions to its stockholders in any Fiscal Year, so long as

                           (i) both before and after giving effect to any such payment, no Default shall have occurred and be continuing,

                           (ii)  the Parent shall have delivered to the
                  Administrative Agent (A) financial statements prepared on a pro forma basis to give effect to such Distribution for the period of four consecutive Fiscal Quarters ending with the Fiscal Quarter then last ended for which financial statements and the Compliance Certificate relating thereto have been delivered to the Administrative Agent pursuant to Sections
                  8.1.1 and (B) a certificate of the Parent executed by its chief financial or accounting Authorized Officer demonstrating that the financial results reflected in such financial statements would comply with the requirements of Section 8.2.4 for the Fiscal Quarter in which such Distribution is to be made, and

                           (iii) the aggregate amount of such Distribution to be
                  made by the Parent pursuant to this clause (b), when added to the aggregate amount of all such Distributions during the Fiscal Year in which such Distribution would be made, does not exceed the amount set forth below opposite such Fiscal Year


             FISCAL YEAR                   AMOUNT
             -----------                   ------
1997 Fiscal Year                      $3,000,000

1998 Fiscal Year                      The lesser of (i) 15% of
                                           Net Income of the
                                           Parent for the 1997
                                           Fiscal Year and
                                           (ii) $6,000,000

1999 Fiscal Year                      15% of Net Income of the
                                           Parent for the 1998
                                           Fiscal Year
2000 Fiscal Year and each             20% of Net Income of the
     Fiscal Year thereafter                Parent for the
                                           immediately prior
                                           Fiscal Year

                  (c) the Borrower will not permit any of its Subsidiaries to declare, pay or make any Distribution with respect to any shares of Capital Stock (now or hereafter outstanding) of any such Subsidiary (other than (x) with respect to any such shares held by the Borrower or any of its Wholly Owned Subsidiaries and (y) with respect to such shares which are shares of common stock, so long as such Distribution is made on a pro rata basis, consistent with the ownership interests in such shares of common stock, to the owners of such shares of common stock) or apply any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree to purchase or redeem, any shares of any class of Capital Stock (now or hereafter outstanding) of any such Subsidiary, or warrants, options or other rights with respect to any such shares of Capital Stock (now or hereafter outstanding) of any such Subsidiary (other than any such shares, warrants, options or other rights held by the Borrower or any of its Wholly Owned Subsidiaries);

                  (d) the Borrower and the Parent will not, and will not permit any of their respective Subsidiaries to

                           (i) make any payment or prepayment of principal of, or make any payment of interest on, any Subordinated Debt on any day other than the stated, scheduled date for such payment or prepayment set forth in the documents and instruments memorializing such Subordinated Debt, or which would violate the subordination provisions of such Subordinated Debt; or

                           (ii) redeem, purchase or defease, any Subordinated
                  Debt; and

                  (e) the Borrower and the Parent will not, and will not permit any of their respective Subsidiaries to, make any deposit for any of the foregoing purposes.

         SECTION 8.2.7. Capital Expenditures, etc. The Borrower and the Parent will not, and will not permit any of their respective Subsidiaries to, make or commit to make Capital Expenditures in any Fiscal Year, except (a) Capital Expenditures for the acquisition of Vehicles and (b) other Capital Expenditures which do not aggregate in excess of the amount set forth below opposite such Fiscal Year:


                    1997                                                        $35,000,000
                    1998                                                        $37,000,000
                    1999                                                        $40,000,000
                    2000                                                        $42,000,000
                    2001                                                        $43,000,000
                    2002                                                        $44,000,000


            SECTION 8.2.8. Take or Pay Contracts. The Borrower and the Parent will not, and will not permit any of their respective Subsidiaries to, enter into or be a party to any arrangement for the purchase of materials, supplies, other property or services if such arrangement by its express terms requires that payment be made by the Borrower, the Parent or such Subsidiary regardless of whether such materials, supplies, other property or services are delivered or furnished to it (it being understood and agreed that motor vehicle supply agreements containing customary and reasonable provisions that provide price and other incentives to purchase motor vehicles from the manufacturer thereunder shall not violate this Section 8.2.8).

           SECTION 8.2.9. Consolidation, Merger, etc. The Borrower and the Parent will not, and will not permit any of their respective Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other Person, or otherwise enter into or consummate any Business Acquisition not constituting an Investment, except

                    (a) any Subsidiary of the Borrower may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any Wholly Owned Subsidiary of the Borrower, and the assets or stock of any Subsidiary of the Borrower may be purchased or otherwise acquired by the Borrower or any Wholly Owned Subsidiary of the Borrower; and

                    (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or any of its Subsidiaries may enter into or consummate any Permitted Business Acquisition.

           SECTION 8.2.10. Asset Dispositions, etc. The Borrower and the Parent will not, and will not permit any of their respective Subsidiaries to, sell, issue, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, any property, business or assets of the Parent, the Borrower or any of their respective Subsidiaries (including accounts receivable and Capital Stock) to any Person, unless

                  (a) any such sale, transfer, lease, contribution or conveyance is in the ordinary course of its business or is permitted by Section 8.2.9;

                  (b) any such issuance is an issuance of Capital Stock of the Parent;

                  (c) (i) any such sale, transfer or conveyance is for not less than the fair market value of the assets so sold, transferred or conveyed (as determined in good faith by the Board of Directors of the Parent or a committee thereof, whose determination shall be evidenced by a certified written resolution of such Board or committee) and the consideration received by the Borrower or the relevant Subsidiary of the Borrower in respect thereof consists of at least 80% cash or Cash Equivalent Investments and (ii) the fair market value of such assets, together with the aggregate fair market value of all other assets sold, transferred or conveyed pursuant to this clause (c) in the Fiscal Year such assets are sold, transferred or conveyed, does not exceed $35,000,000; provided, however, that no such sale, transfer or conveyance shall be permitted to be made if immediately before or after giving effect thereto, any Default shall have occurred and be continuing; or

                  (d) without limiting the effect in any manner of the provisions of Article IX, any such sale, transfer or conveyance of Vehicles is in connection with a Liquidation Event of Default (as defined in the Liquidity Facility) or similar event of default with respect to Budget Funding Corporation, TFFC or any other SPC under any other agreement relating to Vehicle Debt.

         SECTION 8.2.11. Modification of Certain Agreements. The Borrower will not consent to any amendment, supplement or other modification of (a) any of the terms or provisions contained in, or applicable to, a Stock Purchase Agreement, other than any amendment, supplement or other modification which would not have an adverse effect on the Lenders or (b) the Liquidity Facility, the Senior Note Purchase Agreements, the Senior Notes, the Series A Note Purchase Agreements, the Series A Notes, the Series B Note Purchase Agreements, the Series B Notes or any document or instrument evidencing or applicable to any Subordinated Debt, other than any amendment, supplement or other modification which satisfies each of the requirements set forth in the proviso to clause (u) of Section 8.2.2 or which would not have an adverse effect on the Lenders.

         SECTION 8.2.12. Transactions with Affiliates. The Borrower and the Parent will not, and will not permit any of their respective Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates unless such arrangement or contract is fair and equitable to the Borrower, the Parent or such Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower, the Parent or such Subsidiary with a Person which is not one of its Affiliates; provided, however, that the foregoing restriction shall not apply to (a) any agreement or arrangement between or among the Borrower and any Subsidiary Guarantor that is a Wholly Owned Subsidiary of the Borrower that is not otherwise prohibited hereunder, (b) any agreement or arrangement that provides for the sale of Vehicles from TFFC to the Borrower or any other

Subsidiary of the Borrower at the higher of the fair market value thereof and the book value thereof, to the extent such agreement or arrangement is entered into in connection with a structured financing or securitization program and (c) the rate of interest on any Indebtedness permitted pursuant to clause (s) of
Section 8.2.2.

         SECTION 8.2.13. Negative Pledges, Restrictive Agreements, etc. The Borrower and the Parent will not, and will not permit any of their respective Subsidiaries to, enter into any agreement (excluding this Agreement and any other Loan Document) prohibiting

                  (a) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired; or

                  (b) the ability of any Subsidiary of the Borrower to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrower;

except

                  (i) any indenture or agreement governing Indebtedness permitted by clause (d) of Section 8.2.2 as in effect on the Closing Date and any refinancings thereof permitted by clause (u) of Section 8.2.2;

                  (ii) any agreement governing any Indebtedness permitted by clause (g), (j) or (l) of Section 8.2.2 as to the assets financed with the proceeds of such Indebtedness;

                  (iii) as to any SPC, usual and customary restrictions pursuant to the Organic Documents of such SPC; or

                  (iv) usual and customary restrictions pursuant to any agreement relating to any Indebtedness of any Foreign Subsidiary permitted pursuant to clause (i) of Section 8.2.2, such as maintenance of net worth or other balance sheet conditions, provided that such restrictions are agreed to in good faith and, where applicable, based upon reasonable assumptions.

         SECTION 8.2.14. Ability to Amend; Restrictive Agreements. The Borrower and the Parent will not, and will not permit any of their respective Subsidiaries to, enter into, or accept obligations under, any agreement (a) prohibiting (including subjecting to any condition) the ability of the Borrower, the Parent or any of their respective Subsidiaries to amend, supplement or otherwise modify this Agreement or any other Loan Document or (b) containing any provision that would contravene any provision of this Agreement or any other Loan Document.

         SECTION 8.2.15. Accounting Changes. The Parent will not, and will not permit any of its Subsidiaries to, change its Fiscal Year from twelve consecutive calendar months ending on December 31.

         SECTION 8.2.16. Tax Sharing Arrangements. The Borrower and the Parent will not, and will not permit any of their respective Subsidiaries to, enter into or permit to exist any tax sharing agreement or similar arrangement unless the same shall have been reviewed by, and consented to, by the Administrative Agent.

         SECTION 8.2.17. Activities of the Parent. Without limiting the effect of any provision contained in this Article VIII, the Parent will not engage in any business activity other than its continuing ownership of all the shares of Capital Stock of the Borrower and its compliance with the obligations applicable to it under the Loan Documents and the Base Indenture. Without limiting the generality of the immediately preceding sentence, the Parent will not (a) create, incur, assume or suffer to exist any Indebtedness (other than (i) Indebtedness in respect of the guaranty contained in Article X, (ii) Indebtedness evidenced by the Series A Notes or the Series B Notes and (iii) Indebtedness of the Parent consisting of the Contingent Liabilities described in clause (t) of Section 8.2.2), (b) create, assume, or suffer to exist any Lien upon, or grant any options or other rights with respect to, any of its revenues, property or other assets, whether now owned or hereafter acquired (other than pursuant to the Loan Documents), (c) wind-up, liquidate or dissolve itself (or suffer to exist any of the foregoing), consolidate or amalgamate with or merge into or with any other Person, or convey, sell, transfer, lease or otherwise dispose of all or any part of its assets, in one transaction or a series of transactions, to any Person or Persons, (d) create, incur, assume or suffer to exist any Investment in any Person other than (i) as provided in clause (a) of
Section 8.2.5 and (ii) in respect of any additional equity Investments in the Borrower or any Subsidiary Guarantor or (e) permit to be taken any action that would result in a Change in Control. The Parent agrees not to commence or cause the commencement of any of the actions described in clause (b), (c) or (d) of
Section 9.1.9 of this Agreement with respect to any of its Subsidiaries.


                                   ARTICLE IX

                                EVENTS OF DEFAULT

         SECTION 9.1. Listing of Events of Default. Each of the following events or occurrences described in this Section 9.1 shall constitute an "Event of Default".

         SECTION 9.1.1. Non-Payment of Obligations. The Borrower or any other Obligor shall (a) default in the payment or prepayment when due of any principal of any Loan, (b) default in the payment when due of any Reimbursement Obligation, or (c) default (and such default shall continue unremedied for a period of three Business Days) in the payment when due of any interest on any Loan, any fee or of any other Obligation.

         SECTION 9.1.2. Breach of Warranty. Any representation or warranty of the Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate furnished by or on behalf of the Borrower or any other Obligor to either Agent or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article
VI) is or shall be incorrect when made in any material respect.

         SECTION 9.1.3. Non-Performance of Certain Covenants and Obligations. The Borrower or the Parent shall default in the due performance and observance of any of its obligations under Section 8.2 or Section 8.1.1, 8.1.2 (except to the extent such Section relates to a Non-Material Subsidiary), 8.1.8, or 8.1.9.

         SECTION 9.1.4. Non-Performance of Other Covenants and Obligations. Any Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender.

         SECTION 9.1.5. Default on Other Indebtedness. (a) A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in Section 9.1.1) of the Borrower, the Parent or any of their respective Subsidiaries or any other Obligor having a principal amount, individually or in the aggregate, in excess of $10,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

         (b) A Liquidity Agreement Amortization Event (as defined in the Liquidity Facility) shall have occurred or TFFC is unable to finance the purchase of Vehicles pursuant to the CP Program or any similar event shall have occurred with respect to TFFC or any other SPC.

         SECTION 9.1.6. Judgments. Any judgment or order for the payment of money in excess of $10,000,000 shall be rendered against the Borrower, the Parent or any of their respective Subsidiaries or any other Obligor and either

                  (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or

                  (b) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

         SECTION 9.1.7. Pension Plans. Any of the following events shall occur with respect to any Pension Plan

                  (a) the institution of any steps by the Borrower, the Parent, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower, the Parent or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $1,000,000 (provided, however, that the Borrower may terminate its domestic defined benefit pension plan which it suspended effective December 31, 1991, so long as such termination does not result in the Borrower, the Parent or any member of its Controlled Group incurring a liability in respect of such Pension Plan in excess of $10,000,000); or

                  (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

         SECTION 9.1.8. Change in Control. Any Change in Control shall occur.

         SECTION 9.1.9. Bankruptcy, Insolvency, etc. The Borrower, the Parent or any of their respective Subsidiaries (other than a Non-Material Subsidiary) or any other Obligor shall

                  (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

                  (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower, the Parent or any of their respective Subsidiaries or any other Obligor or any property of any thereof, or make a general assignment for the benefit of creditors;

                  (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower, the Parent or any of their respective Subsidiaries or any other Obligor or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower, the Parent, each of their respective Subsidiaries and each other Obligor hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any relevant proceeding during such 60- day period to preserve, protect and defend their rights under the Loan Documents;

                  (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower, the Parent or any of their respective Subsidiaries or any other Obligor, and, if any such case or proceeding is not commenced by the Borrower, the Parent or such Subsidiary or such other Obligor, such case or proceeding shall be consented to or acquiesced in by the Borrower, the Parent or such Subsidiary or such other Obligor or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that the Borrower, the Parent, such Subsidiary and each other Obligor hereby expressly authorizes each Agent and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

                  (e) take any action authorizing, or in furtherance of, any of the foregoing.

         SECTION 9.1.10. Impairment of Security, etc. (a) Any Loan Document, or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; the Borrower, the Parent, any other Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by such Loan Document.

                  (b) The subordination provisions contained in the Series A Note Purchase Agreements and the Series B Note Purchase Agreements shall, in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any holder of Series A Notes or Series B Notes or of any party to the Series A Note Purchase Agreements or the Series B Note Purchase Agreements.

         SECTION 9.2. Action if Bankruptcy. If any Event of Default described in clauses (a) through (d) of Section 9.1.9 shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable and the Borrower shall immediately comply with its obligations under Section 4.7, in each case, without notice or demand.

         SECTION 9.3. Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clauses (a) through (d) of Section 9.1.9) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated and/or demand immediate compliance of the Borrower with its obligations under
Section 4.7, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, the Commitments shall terminate and/or, as the case may be, the Borrower shall be obligated to comply immediately with its obligations under Section 4.7.

                                    ARTICLE X

                                 PARENT GUARANTY

           SECTION 10.1. Guaranty. The Parent hereby absolutely, unconditionally and irrevocably

                    (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower now or hereafter existing, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)), and

                    (b) indemnifies and holds harmless each Secured Party and each holder of a Note for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Secured Party or such holder, as the case may be, in enforcing any rights under the guaranty set forth in this Article X.

The guaranty set forth in this Article X constitutes a guaranty of payment when due and not of collection, and the Parent specifically agrees that it shall not be necessary or required that any Secured Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of the Parent under the guaranty set forth in this
Article X.

           SECTION 10.2. Acceleration of Parent Guaranty. The Parent agrees that, in the event of the dissolution or insolvency of the Borrower, any other Obligor or the Parent, or the inability or failure of the Borrower, any other Obligor or the Parent to pay debts as they become due, or an assignment by the Borrower, any other Obligor or the Parent for the benefit of creditors, or the commencement of any case or proceeding in respect of the Borrower, any other Obligor or the Parent under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Obligations of the Borrower and each other Obligor may not then be due and payable, the Parent agrees that it will pay to the Administrative Agent for the account of the Secured Parties forthwith the full amount which would be payable under the guaranty set forth in this Article X by the Parent if all such Obligations were then due and payable.

           SECTION 10.3. Guaranty Absolute, etc. The guaranty set forth in this
Article X shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of the Borrower and each other Obligor have been paid in full in cash, all obligations of the Parent under the guaranty set forth in this Article X shall have been paid in full in cash, all Letters of Credit have been terminated or expired and all Commitments shall have terminated. The Parent guarantees that the Obligations of the Borrower will be paid strictly in accordance with the terms of this Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party or any holder of any Note with respect thereto. The liability of the Parent under the guaranty set forth in this
Article X shall be absolute, unconditional and irrevocable irrespective of:

                    (a) any lack of validity, legality or enforceability of this Agreement, any Note or any other Loan Document;

                    (b) the failure of any Secured Party or any holder of any
                        Note

                           (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person (including any other guarantor (including the Parent)) under the provisions of this Agreement, any Note, any other Loan Document or otherwise, or

                           (ii) to exercise any right or remedy against any
                  other guarantor (including the Parent) of, or collateral securing, any Obligations of the Borrower;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower, or any other extension, compromise or renewal of any Obligation of the Borrower;

                  (d) any reduction, limitation, impairment or termination of any Obligations of the Borrower for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Parent hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Borrower or otherwise;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of this Agreement, any Note or any other Loan Document;

                  (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Secured Party or any holder of any Note securing any of the Obligations of the Borrower; or

                  (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any surety or any guarantor.

           SECTION 10.4. Reinstatement, etc. The Parent agrees that the guaranty set forth in this Article X shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Secured Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

           SECTION 10.5. Waiver, etc. The Parent hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower and the guaranty set forth in this Article X and any requirement that the Administrative Agent, any other Secured Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of the Borrower.

           SECTION 10.6. Postponement of Subrogation, etc. The Parent agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under the guaranty set forth in this Article X, by any payment made under the guaranty set forth in this Article X or otherwise, until the prior payment in full in cash of all Obligations of the Borrower and each other Obligor, the termination or expiration of all Letters of Credit and the termination of all Commitments. Any amount paid to the Parent on account of any such subrogation rights prior to the payment in full in cash of all Obligations of the Borrower and each other Obligor shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and each holder of a Note and credited and applied against the Obligations of the Borrower and each other Obligor, whether matured or unmatured, in accordance with the terms of this Agreement; provided, however, that if

                    (a) the Parent has made payment to the Secured Parties and each holder of a Note of all or any part of the Obligations of the Borrower, and

                    (b) all Obligations of the Borrower and each other Obligor have been paid in full in cash, all Letters of Credit have been terminated or expired and all Commitments have been permanently terminated, each Secured Party and each holder of a Note agrees that, at the Parent's request, the Administrative Agent, on behalf of the Secured Parties and the holders of the Notes, will execute and deliver to the Parent appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Parent of an interest in the Obligations of the Borrower resulting from such payment by the Parent. In furtherance of the foregoing, for so long as any Obligations or Commitments remain outstanding, the Parent shall refrain from taking any action or commencing any proceeding against the Borrower (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under the guaranty set forth in this
Article X to any Secured Party or any holder of a Note.

           SECTION 10.7. Successors, Transferees and Assigns; Transfers of Notes, etc. The guaranty set forth in this Article X shall:

                      (a) be binding upon the Parent, and its successors, transferees and assigns; and

                      (b) inure to the benefit of and be enforceable by the Administrative Agent and each other Secured Party.

Without limiting the generality of the foregoing clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including the guaranty set forth in this Article X) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 12.11 and Article XI.


                                   ARTICLE XI

                                   THE AGENTS

           SECTION 11.1. Actions. Each Lender hereby appoints Credit Suisse First Boston as its Administrative Agent and NationsBanc as its Documentation Agent under and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes the Administrative Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel in order to avoid contravention of applicable law), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) each Agent pro rata according to such Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, such Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which such Agent is not reimbursed by the Borrower; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from such Agent's gross negligence or wilful misconduct. No Agent shall be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless such Agent is indemnified hereunder to its satisfaction. If any indemnity in favor of either Agent shall be or become, in such Agent's determination, inadequate, such Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

           SECTION 11.2. Funding Reliance, etc. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 12:00 noon (New York City, New York time) on the Business Day of a Borrowing, with respect to ABR Loans, and by 5:00 p.m. (local time) on the Business Day prior to a Borrowing, with respect to Eurocurrency Loans, that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing (in the case of the Borrower) and (in the case of the Lender), at the Federal Funds Rate for the first two Business Days after which such amount has not been repaid, and thereafter at the interest rate applicable to Loans comprising such Borrowing.

           SECTION 11.3. Exculpation. Neither Agent nor any of their respective directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by either Agent shall not obligate it to make any further inquiry or to take any action. Each Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which such Agent believes to be genuine and to have been presented by a proper Person.

           SECTION 11.4. Successor. Each Agent may resign as such at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If either Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Agent which shall thereupon become an Agent hereunder in such capacity as held by the resigning Agent. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and, in the case where the successor Agent is to be the Administrative Agent, having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as an Agent, the provisions of

                    (a) this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement; and

                    (b) Section 11.3 and Section 11.4 shall continue to inure to its benefit.

           SECTION 11.5. Credit Extensions by Agents. Each Agent shall have the same rights and powers with respect to (x) the Loans made by it in its capacity as a Lender or any of its Affiliates, (y) the Notes held by it or any of its Affiliates, and (z) its participating interests in the Letters of Credit as any other Lender and may exercise the same as if it were not an Agent. Each Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if Credit Suisse First Boston and NationsBanc were not Agents hereunder.

           SECTION 11.6. Credit Decisions. Each Lender acknowledges that it has, independently of each Agent and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of each Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

           SECTION 11.7. Copies, etc. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement or any other Loan Document.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

         SECTION 12.1. Waivers, Amendments, etc. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided, however, that no such amendment, modification or waiver which would:

                  (a) modify any requirement hereunder that any particular action be taken by all the Lenders, by the Required Lenders or by the Supermajority Lenders shall be effective unless consented to by each Lender;

                  (b) modify this Section 12.1, change the definition of "Required Lenders" or "Supermajority Lenders", increase the Commitment Amount, the Enhancement Letters of Credit Commitment Amount, the Foreign Loan Commitment Amount, the Loan Commitment Amount or the Percentage of any Lender, reduce any fees described in Article III, release all or substantially all collateral security which is a component in the Borrowing Base Amount, except as otherwise specifically provided in any Loan Document, release any Guarantor from its obligations under its Guaranty, or extend the Loan Commitment Termination Date or the Letter of Credit Commitment Termination Date shall be made without the consent of each Lender;

                  (c) release all or substantially all collateral security which is not a component in the Borrowing Base Amount, except as otherwise specifically provided in any Loan Document shall be made without the consent of the Supermajority Lenders;

                  (d) extend the due date for, or reduce the amount of, (i) any scheduled repayment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan) or (ii) any repayment of a Reimbursement Obligation (or reduce the amount of or rate of interest on any Reimbursement Obligation) shall be made without the consent of each Lender;

                  (e) modify the definition of Borrowing Base Amount or any definition related thereto shall be made without the consent of the Supermajority Lenders;

                  (f) affect adversely the interests, rights or obligations of the Issuer qua the Issuer shall be made without the consent of the Issuer; or

                  (g) affect adversely the interests, rights or obligations of the Administrative Agent qua the Administrative Agent shall be made without consent of the Administrative Agent.

No failure or delay on the part of either Agent, the Issuer, any Lender or the holder of any Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by either Agent, the Issuer, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         SECTION 12.2. Notices. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth in the case of the Borrower, the Parent or any Agent, below its signature hereto or in the case of any Lender, in
Schedule II hereto or in a Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation thereof is received by the transmitter.

         SECTION 12.3. Payment of Costs and Expenses. The Borrower agrees to pay on demand all expenses of each Agent (including the fees and out-of-pocket expenses of counsel to the Agents and of local counsel, if any, who may be retained by counsel to the Agents) in connection with

                  (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated (other than the fees and expenses of the Agents in the event that the transactions contemplated hereby are not consummated and such non-consummation results from the failure of the Agents to negotiate and deal with the Borrower in good faith);

                  (b) the filing, recording, refiling or rerecording of any Loan Document and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements, amendments and restatements and other modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or the terms of any Loan Document; and

                  (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrower further agrees to pay, and to save the Agents, the Issuer and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the Credit Extensions hereunder, the issuance of the Notes, Letters of Credit or any other Loan Documents. The Borrower also agrees to reimburse each Agent, the Issuer and each Lender upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses) incurred by such Agent or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

         SECTION 12.4. Indemnification. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds each Agent, the Issuer and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements whether incurred in connection with actions between or among the parties hereto or the parties hereto and third parties (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of,

                  (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension, including all Indemnified Liabilities arising in connection with the Transaction or the use of any Letter of Credit;

                  (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to Article VI not to fund any Credit Extension) provided that any such action is resolved in favor of such Indemnified Party;

                  (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not such Agent, the Issuer or such Lender is party thereto;

                  (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material; or

                  (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         SECTION 12.5. Survival. The obligations of the Borrower under Sections 4.9, 5.3, 5.4, 5.5, 5.6, 12.3 and 12.4, and the obligations of the Lenders under
Section 11.1, shall in each case survive any assignment from one Lender to another (in the case of Sections 11.3 and 11.4) and any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by each Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

         SECTION 12.6. Severability. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 12.7. Headings. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

         SECTION 12.8. Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower, each Lender and the Adminsitrative Agent (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent.

         SECTION 12.9. Governing Law; Entire Agreement. THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Agreement, the Fee Letter, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         SECTION 12.10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

                  (a) each of the Borrower and the Parent may not assign or transfer either of their respective rights or obligations hereunder without the prior written consent of the Administrative Agent and all of the Lenders; and

                  (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 12.11.

         SECTION 12.11. Sale and Transfer of Loans and Notes; Participations in Loans and Notes. Each Lender may assign, or sell participations in, its Loans, Letters of Credit and Commitments to one or more other Persons in accordance with this Section 12.11.

         SECTION 12.11.1. Assignments. Any Lender,

                  (a) with the written consents of the Borrower, the Issuer and the Administrative Agent (which consents shall not be unreasonably delayed or withheld and which consent, in the case of the Borrower, shall be deemed to have been given in the absence of a written notice delivered by the Borrower to the Administrative Agent, on or before the fifth Business Day after receipt by the Borrower of such Lender's request for consent, stating, in reasonable detail, the reasons why the Borrower proposes to withhold such consent) may at any time assign and delegate to one or more Eligible Assignees, and

                  (b) with notice to the Borrower, the Issuer and the Administrative Agent, but without the consent of the Borrower, the Issuer or the Administrative Agent, may assign and delegate to any of its Affiliates which is an Eligible Assignee or to any other Lender

(each Eligible Assignee to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Lender's total Loans and Commitments (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Loans and Commitments) in a minimum aggregate amount of $5,000,000; provided, however, that the assigning Lender shall have Commitments, participations in Letter of Credit Outstandings and Loans aggregating at least $5,000,000; provided further, however, that any such Assignee Lender will comply, if applicable, with the provisions contained in the last sentence of Section 5.6; provided further, however, that, the Borrower, the Issuer and the Administrative Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

                  (i) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower, the Issuer and the Administrative Agent by such assigning Lender and such Assignee Lender,

                  (ii) such Assignee Lender shall have executed and delivered to the Borrower, the Issuer and the Administrative Agent a Lender Assignment Agreement, accepted by the Administrative Agent, and

                  (iii) the processing fees described below shall have been paid.

From and after the date that the Administrative Agent accepts such Lender Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and
(y) the assigning Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of notice that the Administrative Agent has received an executed Lender Assignment Agreement, the Borrower shall, to the extent requested, execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Loans and Commitments and, if the assigning Lender has retained Loans and Commitments hereunder which are evidenced by any Notes, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Notes. The assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to the Borrower. Accrued interest on that part of the principal comprising any assigned Loans, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the principal of any Loans not assigned shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in this Agreement. Such assigning Lender must also pay a processing fee to the Administrative Agent upon delivery of any Lender Assignment Agreement in the amount of $3,500. Any attempted assignment and delegation not made in accordance with this Section
12.11.1 shall be null and void.

           Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including the Loans owing to it and the Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the F.R.S. Board.

           SECTION 12.11.2. Participations. Upon prior written notice to the Borrower and the Administrative Agent, any Lender may at any time sell to one or more commercial banks or other financial institutions (each of such commercial banks and other financial institutions being herein called a "Participant") participating interests (or a sub-participating interest, in the case of a Lender's participating interest in a Letter of Credit) in any of the Loans, Commitments, or other interests of such Lender hereunder; provided, however, that

                    (a) no participation or sub-participation contemplated in this Section 12.11 shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document,

                    (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations,

                    (c) the Borrower and each other Obligor and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents,

                    (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (b), (c) or
           (d) of Section 12.1, and

                    (e) the Borrower shall not be required to pay any amount under Section 5.6 that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees that each Participant, for purposes of Sections 5.3, 5.4, 5.5, 5.6, 5.8, 5.9, 12.3 and 12.4, shall be considered a
Lender.

           SECTION 12.12. Other Transactions. Nothing contained herein shall preclude either Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

           SECTION 12.13. Independence of Covenants. All covenants contained in this Agreement and each other Loan Document shall be given independent effect such that, in the event a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not, unless expressly so provided in such first covenant, avoid the occurrence of a Default or an Event of Default if such action is taken or such condition exists.

           SECTION 12.14. Judgment Currency. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder (including under Section 10.1), under any Note or under any other Loan Document in another currency into Dollars or into a Foreign Currency, as the case may be, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, the applicable Secured Party could purchase such other currency with Dollars or with such Foreign Currency, as the case may be, in New York City, New York at the close of business on the Business Day immediately preceding the day on which final judgment is given, together with any premiums and costs of exchange payable in connection with such purchase.

         (b) The obligation of each of the Borrower and the Parent in respect of any sum due from it to either Agent, any Lender or any other Secured Party hereunder, under any Note or under any other Loan Document shall, notwithstanding any judgment in a currency other than Dollars or a Foreign Currency, as the case may be, be discharged only to the extent that on the Business Day next succeeding receipt by such Agent, such Lender or such other Secured Party of any sum adjudged to be so due in such other currency, such Agent, such Lender or such other Secured Party may, in accordance with normal banking procedures, purchase Dollars or such Foreign Currency, as the case may be, with such other currency. If the Dollars or such Foreign Currency so purchased are less than the sum originally due to such Agent, such Lender or such other Secured Party in Dollars or in such Foreign Currency, each of the Borrower and the Parent agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Agent, such Lender or such other Secured Party against such loss.

         SECTION 12.15. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE BORROWER OR THE PARENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE BORROWER AND THE PARENT HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH OF THE BORROWER AND THE PARENT FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH OF THE BORROWER AND THE PARENT HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH SUCH PERSON MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER OR THE PARENT, AS THE CASE MAY BE, HAS OR HEREAFTER MAY ACQUIRE ANY

IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO SUCH PERSON OR THE PROPERTY OF SUCH PERSON, EACH OF THE BORROWER AND THE PARENT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF THE OBLIGATIONS OF SUCH PERSON UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

           SECTION 12.16. Waiver of Jury Trial. THE ADMINISTRATIVE AGENT, THE LENDERS, THE BORROWER AND THE PARENT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE BORROWER OR THE PARENT. EACH OF THE BORROWER AND THE PARENT ACKNOWLEDGES AND AGREES THAT EACH SUCH PERSON HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH SUCH PERSON IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

                [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                      BUDGET RENT A CAR CORPORATION

                                      By:  /s/ Stephen G. Worthley
                                         ----------------------------------
                                         Name:  Stephen G. Worthley
                                         Title:  Vice President/Treasurer

                                      Address: 4225 Naperville Road
                                               Lisle, IL 60532

                                      Facsimile No.: (630) 955-7810

                                      Attention: Robert L. Aprati
                                                 Senior Vice President and
                                                  General Counsel


                                      BUDGET GROUP INC. (formerly known as Team
                                         Rental Group, Inc.), as a Guarantor

                                      By:  /s/ Sanford Miller
                                         -----------------------------------
                                         Name:  Sanford Miller
                                         Title:  Chief Executive Officer

                                      Address: 4225 Naperville Road
                                               Lisle, IL 60532

                                      Facsimile No.: (630) 955-7810
-
                                      Attention:  Scott R. White
                                                  Executive Vice President

                                      CREDIT SUISSE FIRST BOSTON, as a Co-
                                        Syndication Agent and the Administrative
                                        Agent

                                      By:  /s/ Roger W. Saylor
                                         -----------------------------------
                                         Name: Roger W. Saylor
                                         Title: Associate

                                      By:  /s/ Edward E. Barr
                                         -----------------------------------
                                         Name:  Edward E. Barr
                                         Title:  Associate

                                      Address: Eleven Madison Avenue
                                               21st Floor
                                               New York, NY 10010-3629

                                      Facsimile No.: (212) 325-8304

                                      Attention: Diane Albanese


                                      CREDIT SUISSE FIRST BOSTON, as Issuer

                                      By:  /s/ Roger W. Saylor
                                         -----------------------------------
                                         Name:  Roger W. Saylor
                                         Title:  Associate

                                      By: /s/ Edward E. Barr
                                         -----------------------------------
                                         Name:  Edward E. Barr
                                         Title:  Associate

                                      NATIONSBANC CAPITAL MARKETS, INC., as
                                        a Co-Syndication Agent and the
                                        Documentation Agent

                                     By: /s/ Arrington H. Mixon
                                         -----------------------------------
                                         Name:  Arrington H. Mixon
                                         Title:  M.D.

                                      Address:  100 North Tryon Street
                                                7th Floor
                                                Charlotte, NC 28255

                                      Facsimile No.:  (704) 388-0209

                                      Attention:  Arrington H. Mixon

                                      LENDERS:

                                      CREDIT SUISSE FIRST BOSTON

                                      By: /s/ Edward E. Barr
                                         -----------------------------------
                                         Name:  Edward E. Barr
                                         Title:  Associate

                                      By: /s/ Roger W. Saylor
                                         -----------------------------------
                                         Name:  Roger W. Saylor
                                         Title:  Associate


                                      NATIONSBANK, N.A. (SOUTH)

                                      By: /s/ Andrew M. Airheart
                                         -----------------------------------
                                         Name:  Andrew M. Airheart
                                         Title:  Senior Vice President


                                      CAISSE NATIONALE DE CREDIT AGRICOLE

                                      By: /s/ Dean Balice
                                         -----------------------------------
                                         Name:  Dean Balice
                                         Title:  Senior Vice President
                                                 Branch Manager


                                      BHF BANK AKTIENGESELLSCHAFT

                                      By: /s/ Paul Travers
                                         -----------------------------------
                                         Name:  Paul Travers
                                         Title:  Vice President

                                      By: /s/ Linda Pace
                                         -----------------------------------
                                         Name:  Linda Pace
                                         Title:  Vice President

                                      CANADIAN IMPERIAL BANK OF COMMERCE

                                      By: /s/ Stephanie E. Johnson
                                         -----------------------------------
                                         Name:  Stephanie E. Johnson
                                         Title:  Authorized Signatory


                                      CREDIT LYONNAIS CHICAGO BRANCH

                                      By: /s/ Michel Buysschaert
                                         -----------------------------------
                                         Name:  Michel Buysschaert
                                         Title:  Vice President


                                      PNC BANK, KENTUCKY, INC.

                                      By: /s/ James D. Neil
                                         -----------------------------------
                                         Name:  James D. Neil
                                         Title:  Vice President


                                      ROYAL BANK OF CANADA

                                      By: /s/ Patrick K. Shields
                                         -----------------------------------
                                         Name:  Patrick K. Shields
                                         Title:  Manager


                                      THE TORONTO-DOMINION BANK

                                      By: /s/ Jorge A. Garcia
                                         -----------------------------------
                                         Name:  Jorge A. Garcia
                                         Title:  Mgr. Cr. Admin.

                                      BANK OF HAWAII

                                      By: /s/ Donna R. Parker
                                         -----------------------------------
                                         Name:  Donna R. Parker
                                         Title:  Vice President

                                                                      SCHEDULE I
                                                             to Credit Agreement

                         $300,000,000 Credit Agreement

                              DISCLOSURE SCHEDULES

                                    ITEM 7.7.

                                   Litigation.

                                     None.

                         $300,000,000 Credit Agreement

                              DISCLOSURE SCHEDULES

                                    ITEM 7.8.(b)

                             Existing Subsidiaries.


See list beginning next page.

                     Existing Subsidiaries of the. Borrower

     Name                                                         Jurisdiction of Incorporation
     ----                                                         -----------------------------

     Budget Car Sales, Inc. (formerly "Team Car Sales")                     Indiana

           Team Car Sales of Charlotte, Inc.                                Delaware

           Team Car Sales of Dayton, Inc.                                   Delaware

           Team Car Sales of Philadelphia, Inc.                             Delaware

           Team Car Sales of Richmond, Inc.                                 Delaware

           Team Car Sales of San Diego, Inc.                                Delaware

           Team Car Sales of Southern California, Inc.                      Delaware

           ValCar Rental Car Sales, Inc.                                    Indiana

              IN Motors VI, LLC (1)                                         Indiana

           TCS Properties, LLC                                              Indiana

     Budget Rent a Car Systems, Inc.                                        Delaware

           Budget Funding Corporation                                       Delaware

           Budget Fleet Finance Corporation                                 Delaware

           BRAC of New York, Inc.                                           Delaware

           Long Island Car & Truck Rental, Inc. (2)                         Delaware

              NYRAC, Inc.                                                   New York

                   Rebound Services, Inc.                                   Delaware

           Diversified Services, Inc.                                       Delaware

              Automated Transportation, Inc.                               California

              Expert Leasing, Inc.                                          Florida

              Rapid Rentals, Inc.                                     District of Columbia

              Moisant Car Sales, Inc.                                       Louisiana

              Budget Rent a Car of New Orleans, Inc.                        Louisiana

         Westeam Enterprises, Inc.                                         California

                     Existing Subsidiaries of the. Borrower

         Name                                                         Jurisdiction of Incorporation
         ----                                                         -----------------------------
         MacKay Car & Truck Rentals, Inc.                                         North Carolina

         Metro West, Inc.                                                             Delaware

           Lee-Al, Inc.                                                              California

         Dayton Auto Lease Company, Inc.                                               Ohio

           Don Kremer, Inc.                                                            Ohio

         Arizona Rent a Car Systems, Inc,                                             Delaware

         Capital City Leasing, Inc.                                                   Florida

         Team Rental of Connecticut, Inc.                                             Delaware

         Team Rental of Cincinnati, Inc.                                              Delaware

         Team Rental of Ft. Wayne, Inc.                                               Delaware

            Fort Wayne Rental Group, Inc.                                             Delaware

         Team Rental of Philadelphia, Inc.                                            Delaware

         Team Rental of Pittsburgh, Inc,                                              Delaware

         Team Rental of Rochester, Inc.                                               Delaware

         Team Rental of Southern California, Inc.                                     Delaware

            BRAC SOCAL Funding Corporation                                            Delaware

         Tranex Rentals of New York, Inc.                                             New York

         VPSI, Inc.                                                                   Delaware

         Team Claims Services, Inc.                                                   Florida

   Budget Rent a Car International, Inc.                                              Delaware

         Budget Rent a Car Espana, S.A.                                                Spain

         Budget Rent a Car Ltd., Ireland                                           London, England

         BRACRENT, S.A.                                                                Spain

                     Existing Subsidiaries of the Borrower

         Name                                                         Jurisdiction of Incorporation
         ----                                                         -----------------------------

  Societe Financiere et de Participation                                        Tours, France

     Budget France, S.A.                                                        Tours, France

  BTI (U.K.) pie                                                               London, England

     BTI (Gatwick) Limited                                                     London, England

     BTI (Stansted) Limited                                                    London, England

     BTI (London) Limited                                                      London, England

     BTI (Marble Arch) Limited                                                 London, England

     BTI (Slough) Limited                                                      London, England

     BTI (Heathrow) Limited                                                    London, England

  Budget Rent a Car Australia Pty. Ltd.                                      Victoria, Australia

     Budget Rent a Car Pty. Limited                                          Victoria, Australia

  Budget Rent a Car Limited                                                 Auckland, New Zealand

     Budget Rent a Car Operations Pty. Ltd.                                  Victoria, Australia

     Target Rent a Car Limited                                             Wellington New Zealand

     Budget Lease Mgmt (Car Sales) Limited                                   Auckland, New Zealand

  Budget Locacao de Veiculos Ltda.                                            Sao Paulo, Brazil

  Budget Rent a Car Asia-Pacific, Inc.                                            Delaware

  Budget Rent a Car of Japan, Inc.                                                Delaware

Budget Rent a Car of Canada Limited                                            Ottawa, Ontario

Control Risk Corporation                                                          Illinois

  Philip Jacobs Insurance Agency, Inc.                                           California

Reservation Services, Inc.                                                         Texas

200-214 N. Michigan Avenue, Inc.                                                  Illinois

BRAC Reinsurance Company, Ltd.                                                    Bermuda

Name                                        Jurisdiction of Incorporation
----                                        -----------------------------

BRAC Credit Corporation                               Delaware
Compass Computer Services, Inc. (3)                   Delaware
Budget Sales Corporation                              Delaware
Team Fleet Financing Corporation                      Delaware
Team Realty Services, Inc.                            Delaware
Team Fleet Services Corporation                       Delaware

--------------------------

(1) 1% owned by Budget Car Sales, Inc.; 1% owned by the Borrower, and 98% owned by ValCar Rental Car Sales, Inc.

(2) A 72% owned subsidiary of BRAC of New York, Inc.

(3) A 50% owned subsidiary of the Borrower.

                          $300,000,000 Credit Agreement

                              Disclosure Schedules

                                   ITEM 7.11.

                             Emplovee Benefit Plans

                                      None.

                          $300,000,000 Credit Agreement

                              Disclosure Schedules

                                   ITEM 7.12.

                              Environmental Matters

                                      None.

                          $300,000,000 Credit Agreement

                              Disclosure Schedules

                                   ITEM 7.13.

                              Intellectual Property

Each service mark/trade name including the name "Budget" in the following countries:

Argentina
Australia
Austria
Belgium
Brazil
Canada
Chile
China
Colombia
Denmark
Finland
France
Germany
Italy
Israel
Japan
Luxembourg
Mexico
Netherlands
New Zealand
Norway
Russia
South Africa
Spain
Sweden
Switzerland
United Kingdom
United States
Venezuela

                          $300,000,000 Credit Agreement

                              Disclosure Schedules

                                  ITEM 8.2.2(b)

                             Indebtedness to be Paid

See attachment.

$300,000,000 Credit Agreement
Budget Group, Inc.
Indebtedness to be Paid
[as of 4/28/97]

         Payee                       BUDGET                Payee                TEAM
--------------------------     ---------------          -----------         -----------
Budget Funding Corporation        260,190,000           NationsBank         $37,948,000
Ford - Ford Vehicles              220,806,617
Ford - Non-Ford Vehicles          390,469,902
Ford - Working Capital            443,517,915
                               --------------                               -----------
TOTAL BUDGET                    1,314,984,434           TOTAL TEAM          $37,948,000
                               ==============                               ===========
TOTAL TEAM & BUDGET            $1,352,932,434
                               ==============

                          $300,000,000 Credit Agreement

                              Disclosure Schedules

                                  ITEM 8.2.2(c)

                              Ongoing Indebtedness

See attachment.

S300,000,000 Credit Agreement
Budget Group, Inc.
Existing Debt
[as of 4/19/97]

       Payee                      BUDGET         Maturity            Payee                             TEAM           Maturity
       -----                   ----------        --------    -------------------------------------- ------------      --------

EAST REGION: (B)
 (1)Truckers Bank                     456,303     1997       (1)TFFC Class A (B)                    $100,000,000          1999
 (9)LT Note Payable - Secured         613,407     2002       (1)TFFC Class B (B)                       5,682,000          2000
                                                             (1)So. Cal. Class A (B)                  38,500,000          1998
FLORIDA:(B)                                                  (1)So. Cal. Class B(B)                    1,500,000          1998
 (4)Stephen Mogg                      400,042     1998       (1)TFFC Series 1996-1 Class A (B)       166,000,000          2002
                                                             (1)TFFC Series 1996-1 Class B (B)        10,000,000          2002
RESERVATIONS:(B)                                             (2)Convertible Subordinated (C)          80,000,000          2007
 (3)Wizcom Note                    29,874,995     1998       (10)Bank One (B)                          8,054,000          1998**
                                                             (1) Truckers Bank (B)                     3,355,000        Demand Note
CORPORATE: (A)                                               (10) World Omni (B)                      17,079,000        Demand Note
 (1)Budget Fleet Finance (B)      500,000,000     1999       (1) National City Bank of Dayton (B)      3,618,000          1997
 (6)Nashville Franchise Note           42,476     1997       (4) Core States - Meridian Bank (B)       1,892,000          1997
 (6)Rodenburg - Charleston A          176,161     1999       (8) Other Dcbt - Secured & Unsecured (B)  1,891,000
 (6)Rodcnburg - Charleston B          483,976     1998                                              ------------
 (6)Rodenburg - Charleston C          334,615     1999                                              $437,571,000
 (5)IRBS - Orlando                    550,000     1998                                              ============
 (5)IRBS - Fort Lauderdale            389,772     1998
 (4)Sea First Mortgage                400,000     1998
 (7)AFCO Primary                      279,445     1997
 (7)AFCO Property                   2,387,863     1997
 (7)AFCO Umbrella                     914,098     1997
 (7)AFCO Exec                         189,154     1997

 FRANCE: (B)

 (1)Credit Ford                     3,398,000     1997
 (1)Foum Imobilization              2,470,000     1997
 (1)Disc                            1,227,000     1997
 (2)Credit Lyonnais                 1,520,000     2001
 (2)Credit Lyonnais                   618,000     2000
 (2)Societe Generale                  266,000     1999
 (2)UFB                                 1,000     1997
 (2)Overdrafts                      3,536,000

 BTI: (B)

 (1)Forward Trust                  25,114,000     1997
 (1)UDT                            17,521,000     1997
 (4)Notingham                         104,000     2002
 (2)Overdrafts                     17,294,538

 AUSTRALIA: (B)

 (1)Societe Generale               14,329,491     1997
 (2)Westpac - Commercial Bills        393,000     1997
 (1)Westpac - Fleet                 5,179,037     1997
                               --------------

    TOTAL BUDGET               $  630,463,373*
                               ==============

    TOTAL TEAM & BUDGET        $1,068,034,373
                               ==============

  * Not including other items of indebtedness having an unpaid principal amount not exceeding $1,000,000
  **Debt carried for 90 days and is not subject to refinance provision
 (1)Fleet Debt - secured by vehicles
 (2)Working Capital Debt - unsecured
 (3)Reservation - Wizcom Debt - unsecured
 (4)Mortgages with Liens on Property - secured by property
 (5)Industrial Revenue Bonds - unsecured
 (6)Franchise Acquisition Notes @ unsecured
 (7)Insurance Notes - unsecured
 (8)Other Debt
 (9)Note payable to Corporate secured by franchise
 (10)Fleet Debt - secured by vehicles and related receivables
 (A)Obligor is BRACC
 (B)Obligor is a Subsidiary
 (C)Obligor is Team

                         $300,000,000 Credit Agreement

                              Disclosure Schedules

                                 ITEM 8.2.5(a)

                              Ongoing Investments

See attachment.

Budget Rent a Car Corporation
Investment Accounts
As of 4/28/97

          Description                            Account                   1997 Balance
-------------------------------------            -------                  -------------

Invest-Systems                                    25100 *                    786,040.17
Invest-Budget Leasing                             25130 *                     10,000.00
Invest-BRAC Reinsurance                           25140 *                  1,613,938.00
Invest-Control Risk Group                         25170 *                    940,061.00
Invest-BRAC International                         25180 *                 35,634,479.43
Invest-BRAC International - Australia             25180 *                  3,375,203.00
Invest-Budget Funding Corp                        25220 *                     25,000.00
Invest-JV Long Island                             25230 *                    225,000.00
Invest-Budget Fleet Financing                     25240 *                     25,000.00
Invest-Thailand                                   25999                      801,055.85
Invest-Oth                                        25999                      580,739.35
      Balance per General Ledger                                          44,016,516.60


* Investment Account Eliminated                                              634,721.60

Balance Per Consideration                                                  1,381,795.00

                                                                     SCHEDULE II
                                                             to Credit Agreement
                               LENDER INFORMATION

LENDER                                  PERCENTAGE          DOMESTIC OFFICE                    EUROCURRENCY OFFICE
------                                  ----------          ---------------                    -------------------

CREDIT SUISSE FIRST BOSTON           33.3333333333%         Credit Suisse First Boston         Credit Suisse First Boston
                                                            Eleven Madison Avenue              Eleven Madison Avenue
                                                            New York, NY 10010-3629            New York, NY 10010-3629
                                                            Attn:  Roger Saylor                Attn:  Roger Saylor
                                                            Fax: (212) 325-6677                Fax: (212) 325-6677

NATIONSBANK, N.A. (SOUTH)            25.0000000000%         NationsBank, N.A. (South)          NationsBank, N.A. (South)
                                                            101 North Tryon Street             101 North Tryon Street
                                                            N01-001-15-06                      N01-001-15-06
                                                            Charlotte, NC  28255               Charlotte, NC 28255
                                                            Attn: Barbara Pollack              Attn: Barbara Pollack
                                                            Fax: (704) 386-8694                Fax: (704) 386-8694

CAISSE NATIONALE DE CREDIT            8.3333333333%         Caisse Nationale de Credit         Caisse Nationale de Credit
                                                              Agricole                           Agricole
                                                            55 East Monroe Street              55 East Monroe Street
                                                            Chicago, IL 60603                  Chicago, IL 60603
                                                            Attn:  Laurence Grant              Attn:  Laurence Grant
                                                            Fax: (312) 372-3455                Fax: (312) 372-3455

BHF BANK                              5.0000000000%         BHF Bank Aktiengesellschaft        BHF Bank Aktiengesellschaft
AKTIENGESELLSCHAFT                                          New York Branch                    New York Branch
                                                            590 Madison Avenue                 590 Madison Avenue
                                                            New York, NY 10022                 New York, NY 10022
                                                            Attn: Sharon Fong                  Attn: Sharon Fong
                                                            Fax: (212) 756-5536                Fax: (212) 756-5536

LENDER                                  PERCENTAGE          DOMESTIC OFFICE                    EUROCURRENCY OFFICE
------                                  ----------          ---------------                    -------------------

CANADIAN IMPERIAL BANK OF             5.0000000000%         Canadian Imperial Bank of          Canadian Imperial Bank of
COMMERCE                                                      Commerce                           Commerce
                                                            2 Paces Ferry Road                 2 Paces Ferry Road
                                                            Suite 1200                         Suite 1200
                                                            Atlanta, GA 30339                  Atlanta, GA 30339
                                                            Attn: Clare Coyne/Kelli Jones      Attn: Clare Coyne/Kelli Jones
                                                            Fax: (770) 319-4950                Fax: (770) 319-4950

CREDIT LYONNAIS CHICAGO               5.0000000000%         Credit Lyonnais Chicago Branch     Credit Lyonnais Chicago Branch
BRANCH                                                      227 West Monroe Street             227 West Monroe Street
                                                            Suite 3300                         Suite 3300
                                                            Chicago, IL 60606                  Chicago, IL 60606
                                                            Attn:  Joce Cote                   Attn:  Joce Cote
                                                            Fax: (502) 581-2302                Fax: (502) 581-2302

PNC BANK, KENTUCKY, INC.              5.0000000000%         PNC Bank, Kentucky, Inc.           PNC Bank, Kentucky, Inc.
                                                            500 W. Jefferson Street            500 W. Jefferson Street
                                                            Louisville, KY  40202              Louisville, KY  40202
                                                            Attn: Jamie Argenbright            Attn: Jamie Argenbright
                                                            Fax: (502) 581-2302                Fax: (502) 581-2302

ROYAL BANK OF CANADA                  5.0000000000%         Royal Bank of Canada               Royal Bank of Canada
                                                            Grand Cayman Branch                Grand Cayman Branch
                                                            32 Old Slip, One Financial Square  32 Old Slip, One Financial Square
                                                            23rd Floor                         23rd Floor
                                                            New York, NY 10005-3531            New York, NY 10005-3531
                                                            Attn: Linda Smith                  Attn: Linda Smith
                                                            Fax: (212) 428-2372                Fax: (212) 428-2372


LENDER                                  PERCENTAGE          DOMESTIC OFFICE                    EUROCURRENCY OFFICE
------                                  ----------          ---------------                    -------------------


THE TORONTO- DOMINION BANK            5.0000000000%         The Toronto-Dominion Bank          The Toronto-Dominion Bank
                                                            909 Fannin, Suite 1700             909 Fannin, Suite 1700
                                                            Houston, TX 77010                  Houston, TX 77010
                                                            Attn: Jorge A. Garcia              Attn: Jorge A. Garcia
                                                            Fax: (713) 951-9921                Fax: (713) 951-9921

BANK OF HAWAII                        3.3333333333%         Bank of Hawaii                     Bank of Hawaii
                                                            130 Merchant Street                130 Merchant Street
                                                            20th Floor                         20th Floor
                                                            Honolulu, Hawaii 96813             Honolulu, Hawaii 96813
                                                            Attn: Iwalani Sabarre-Kapika       Attn: Iwalani Sabarre-Kapika
                                                            Fax: (808) 484-3584                Fax: (808) 484-3584

                                                                    SCHEDULE III
                                                             to Credit Agreement



                                 DEPOSIT BANKS


NBD Bank, N.A.
Indianapolis, Indiana

Norwest Bank Colorado, N.A.
Denver, Colorado

Texas Commerce Bank
Arlington, Texas

                                                                     SCHEDULE IV
                                                         to the Credit Agreement

                  SUBORDINATION PROVISIONS TO BE CONTAINED IN
                         SUBORDINATED INTERCOMPANY DEBT

         The following provisions and conditions shall be made a part of each instrument evidencing or pursuant to which Subordinated Intercompany Debt may be incurred by any Person (a "Debtor") to another Person (a "Subordinated Creditor") in accordance with the Credit Agreement referred to below.

         SECTION 1. Definitions. Terms used but not defined herein have the meanings given to them in the Credit Agreement. As used in these provisions, the following terms shall have the meanings specified below:

         "Administrative Agent" means Credit Suisse First Boston, in its capacity as Administrative Agent under the Credit Agreement.

         "Credit Agreement" means the Credit Agreement, dated as of April 29, 1997, among Budget Rent a Car Corporation, Budget Group, Inc. (formerly known as Team Rental Group, Inc.), the various financial institutions as are, or may from time to time become, parties thereto (each individually a "Lender" and collectively the "Lenders") and the Administrative Agent, including all amendments, renewals, extensions, restructurings, supplements or modifications thereto and all refundings, refinancings and replacements thereof (and of any such refunding, refinancing or replacement), including any agreement (i) extending or shortening the maturity of any indebtedness incurred thereunder or contemplated thereby, (ii) adding or deleting borrowers or guarantors thereunder or (iii) increasing the amount of indebtedness incurred thereunder or available to be borrowed thereunder.

         "Hedging Arrangements" means any and all interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and currency exchange agreements, and all other agreements or arrangements designed to protect against fluctuations in interest rates or currency values, entered into by the Debtor with any Secured Party (or any Affiliate of a Secured Party).

         "Intercompany Subordinated Debt" means all indebtedness and other obligations of the Debtor from time to time owing to the Subordinated Creditor in respect of indebtedness related to or resulting from intercompany loans, advances or other indebtedness from a Subordinated Creditor (whether created directly or acquired by assignment or otherwise), and interest, premiums and fees, if any, thereon and other amounts payable in respect thereof and all rights and remedies of the Subordinated Creditor with respect thereto.

         "Secured Parties" is defined in the Credit Agreement.

"Senior Indebtedness" is defined in clause (a) of Section 2.

SECTION 2. Agreement to Subordinate.

         (a) The Debtor and the Subordinated Creditor agree that the Intercompany Subordinated Debt is and shall be subject, subordinate and rendered junior, to the extent and in the manner hereinafter set forth, in right of payment, to the prior payment in cash in full of all obligations of the Debtor now existing or hereafter arising in connection with the Credit Agreement or any Hedging Arrangement, whether for (i) principal, (ii) reimbursement obligations in respect of letters of credit, (iii) interest (including, without limitation, interest accruing after the filing of a petition initiating any proceeding referred to in clause (a) of Section 3, whether or not allowed as a claim in such proceeding), (iv) costs, fees (including, without limitation, attorneys' fees and disbursements) and reasonable expenses or (v) otherwise (the obligations specified in clauses(a)(i) through (a)(v) above are referred to collectively as the "Senior Indebtedness"). For purposes of these provisions, the Senior Indebtedness shall not be deemed to have been paid in cash in full until the Secured Parties shall have received full payment of the Senior Indebtedness in cash and all letters of credit issued under the Credit Agreement have expired or been terminated or have been cash collateralized in full, which payment and/or cash collateralization shall have been retained by the Secured Parties for a period of time in excess of all applicable preference or other similar periods under applicable bankruptcy, insolvency or creditors' rights laws. Each of the Debtor and the Subordinated Creditor waives notice of acceptance of these provisions by the Secured Parties, and the Subordinated Creditor waives notice of and consent to the making, amount and terms of the Senior Indebtedness which may exist or be created from time to time and any renewal, extension, amendment or modification thereof, and any other lawful action which any Secured Party in its and their sole and absolute discretion may take or omit to take with respect thereto. The provisions of this Section shall constitute a continuing offer made for the benefit of and to all Secured Parties and each Secured Party is hereby irrevocably authorized to enforce such provisions.

         (b) In the event that the Debtor shall make, and/or any Subordinated Creditor shall receive, any payment on Intercompany Subordinated Debt in contravention of these provisions or the terms of the Credit Agreement, then and in any such event such payment shall be deemed to be the property of, segregated, received and held in trust for the benefit of, and shall be promptly paid over and delivered to, the Administrative Agent for the pro rata benefit of the Secured Parties.

         (c) The Debtor shall not make, and the Subordinated Creditor shall receive or accept, any payment in respect of any Intercompany Subordinated Debt if a Default of the nature set forth in Section 9.1.9 of the Credit Agreement or any Event of Default has occurred and is continuing or would result therefrom, unless and until (i) the Senior Indebtedness has been paid in cash in full, (ii) in the case of an Event of

Default referred to above other than a Default of the nature set forth in
Section 8.1.9 of the Credit Agreement, such Event of Default has been cured or waived or (iii) the Administrative Agent has otherwise consented in writing. For purposes of these provisions, "payment" in respect of any Intercompany Subordinated Debt shall include any direct or indirect payment or distribution from any source, whether in cash, property or securities, by set-off or otherwise, in respect of principal, premium, interest or otherwise, including in connection with any redemption or purchase of such Intercompany Debt or any recovery on any claim for rescission or damages.

SECTION 3. In Furtherance of Subordination.

         (a) Upon any distribution of all or any of the assets of the Debtor or the Subordinated Creditor in the event of

             (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Debtor or the Subordinated Creditor, or to its creditors, as such, or to its assets,

             (ii) any liquidation, dissolution or other winding up of the Debtor or the Subordinated Creditor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or

             (iii) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Debtor or the Subordinated Creditor,

then, and in any such event, unless the Administrative Agent shall otherwise agree in writing, the Secured Parties shall receive payment in cash in full of all amounts due or to become due (whether or not the Senior Indebtedness has been declared due and payable prior to the date on which the Senior Indebtedness would otherwise have become due and payable) on or in respect of all Senior Indebtedness (including postpetition interest) before the Subordinated Creditor or anyone claiming through or on its behalf (including any receiver, trustee, or otherwise) is entitled to receive any payment on account of principal of (or premium, if any) or interest on or other amounts payable in respect of the Intercompany Subordinated Debt, and to that end, any payment or distribution which may be payable or deliverable in respect of the Intercompany Subordinated Debt in any such case, proceeding, dissolution, liquidation or other winding up or event, shall be paid or delivered directly to the Administrative Agent for the application (in the case of cash) to, or as collateral (in the case of noncash property or securities) for, the payment or prepayment of the Senior Indebtedness until the Senior Indebtedness shall have been paid in cash in full.

        (b) If any proceedings, liquidation, dissolution or winding up referred to in clause (a) above is commenced by or against the Debtor or the Subordinated Creditor,

             (i) the Administrative Agent is hereby irrevocably authorized and empowered (in its own name or in the name of the Debtor, the Subordinated Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution in respect of the Intercompany Subordinated Debt above and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Intercompany Subordinated Debt or enforcing any security interest or other lien securing payment of the Intercompany Subordinated Debt) as the Administrative Agent may reasonably deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Secured Parties or the Administrative Agent hereunder; provided that in the event the Administrative Agent takes such action, the Administrative Agent shall apply all proceeds first, to the payment of the costs of enforcement of these provisions, and second, to the pro rata payment of the Senior Indebtedness; and

             (ii) the Subordinated Creditor shall duly and promptly take such action as the Administrative Agent may request (A) to collect the Intercompany Subordinated Debt for the account of the Secured Parties and the Administrative Agent and to file appropriate claims or proofs of claim in respect of the Intercompany Subordinated Debt, (B) to execute and deliver to the Administrative Agent such powers of attorney, assignments, or other instruments as the Administrative Agent may reasonably request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Intercompany Subordinated Debt and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Intercompany Subordinated Debt.

         (c) All payments or distributions of assets of the Debtor, whether in cash, property or securities upon or with respect to the Intercompany Subordinated Debt which are received by the Subordinated Creditor contrary to these provisions shall be received in trust for the pro rata benefit of the Secured Parties, shall be segregated from other funds and property held by the Subordinated Creditor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement) to be applied, pro rata (in the case of cash) to, or held as collateral (in the case of noncash property or securities) for, the payment or prepayment of the Senior Indebtedness, whether matured or unmatured, in accordance with the terms of these provisions.

         (d) The Secured Parties and the Administrative Agent are hereby authorized to demand specific performance of these provisions, whether or not the Debtor or the Subordinated Creditor shall have complied with any of the provisions hereof applicable to it, at any time when the Subordinated Creditor shall have failed to comply with any of these provisions applicable to it. The Subordinated Creditor hereby irrevocably waives any defense (other than the defense of payment in full of the Senior Indebtedness) based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

         SECTION 4. No Enforcement or Commencement of Any Proceedings. The Subordinated Creditor agrees that, so long as any Senior Indebtedness shall remain unpaid (including any Letter of Credit remaining outstanding), or any Commitment shall be in effect, it will not accelerate the maturity of the Intercompany Subordinated Debt or commence, or join with any creditor other than the Secured Parties in commencing any proceeding referred to in clause (a) of
Section 3.

         SECTION 5. Rights of Subordination. The Subordinated Creditor agrees that no payment or distribution to the Secured Parties or the Administrative Agent pursuant to these provisions shall entitle the Subordinated Creditor to exercise any rights of subrogation in respect thereof until all Senior Indebtedness has been paid in cash in full and the Commitments have been terminated. The Subordinated Creditor agrees that these provisions shall not be affected by any action, or failure to act, by the Administrative Agent or the Secured Parties which results, or may result, in affecting, impairing or extinguishing any right of reimbursement or subrogation or other right or remedy of the Subordinated Creditor against the Debtor.

         SECTION 6. Subordination Legend: Further Assurances. The Subordinated Creditor and the Debtor will cause each note and instrument (if any) evidencing the Intercompany Subordinated Debt to be endorsed with the following legend:

             "The indebtedness evidenced by this instrument is subordinated to the prior payment in cash in full of the Senior Indebtedness (as defined in the Intercompany Subordination Agreement, dated as of__ ,__) pursuant to, and to the extent provided in, the Intercompany Subordination Agreement by the maker hereof and payee named herein in favor of the Secured Parties referred to therein and any person now or hereafter designated as their agent."

Each of the Subordinated Creditor and the Debtor hereby agrees to mark its books of account in such a manner as shall be effective to give proper notice of the effect of these provisions and will, in the case of any Intercompany Subordinated Debt which is not evidenced by any note or instrument, following the occurrence and subject to the continuation of an Event of Default, upon the Administrative Agent's request, cause such Intercompany Subordinated Debt to be evidenced by an appropriate note or instrument or instruments endorsed with the above legend. Each of the Subordinated Creditor and the Debtor will at its expense and at any time and from time to time promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Secured Parties or the Administrative Agent may reasonably request in order to protect any right or interest granted or purported to be granted hereunder or to enable the Secured Parties or the Administrative Agent to exercise and enforce their rights and remedies hereunder.

         SECTION 7. No Disposition of Intercompany Subordinated Debt. The Subordinated Creditor will not, without the prior written consent of the Administrative Agent, upon the occurrence and during the continuation of any Default of the nature set forth in Section 9.1.9 of the Credit Agreement or an Event of Default, take, or permit to be taken, any action to assert, collect or enforce the Intercompany Subordinated Debt or any part thereof.

         SECTION 8. Agreement by the Debtor. The Debtor agrees that it will not make any payment on any of the Intercompany Subordinated Debt, or take any other action, in contravention of these provisions.

         SECTION 9. Obligations Hereunder Not Affected. All rights and interest of the Secured Parties and the Administrative Agent hereunder, and all agreements and obligations of the Subordinated Creditor and the Debtor hereunder, shall remain in full force and effect irrespective of:

                (a) any lack of validity or enforceability of any document evidencing Senior Indebtedness;

                (b) any change in the time, manner or place of payment of, or any other term of, all or any of the Senior Indebtedness, or any other amendment or waiver of or any consent to departure from any of the documents evidencing or relating to the Senior Indebtedness;

                (c) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty or Loan Document, for all or any of the Senior Indebtedness;

                (d) any failure of any Secured Party or the Administrative Agent to assert any claim or to enforce any right or remedy against any other party hereto under these provisions, the Credit Agreement or any other Loan Document;

                (e) any reduction, limitation, impairment or termination of the Senior Indebtedness for any reason (other than the defense of payment in full of the Senior Indebtedness), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Debtor and the Subordinated Creditor hereby waive any right to or claim of) any defense (other than the defense of payment in full of the Senior Indebtedness) or setoff, counterclaim, recoupment or termination whatsoever by reason of invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Senior Indebtedness; and

                (f) any other circumstance which might otherwise constitute a defense (other than the defense of payment in full of the Senior Indebtedness) available to, or a discharge of, the Debtor in respect of the Senior Indebtedness or the Subordinated Creditor in respect of these provisions.

These provisions shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any Secured Party or the Administrative Agent upon the insolvency, bankruptcy or reorganization of the Debtor or otherwise, all as though such payment had not been made. The Subordinated Creditor acknowledges and agrees that the Secured Parties and the Administrative Agent may in accordance with the terms of the Credit Agreement, without notice or demand and without affecting or impairing the Subordinated Creditor's obligations hereunder, from time to time (i) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Senior Indebtedness or any part thereof, including, without limitation, to increase or decrease the rate of interest thereon or the principal amount thereof; (ii) take or hold security for the payment of the Senior Indebtedness and exchange, enforce, foreclose upon, waive and release any such security; (iii) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Secured Parties, in their sole discretion, may determine; (iv) release and substitute one or more endorsers, warrantors, borrowers or other obligers; and (v) exercise or refrain from exercising any rights against the Debtor or any other Person.

  SECTION 10. Representations and Warranties. The Subordinated Creditor, in respect of itself and the Intercompany Subordinated Debt owing to it, as the Debtor, as the case may be, hereby represents and warrants as follows:

                (a) the Subordinated Creditor owns the Intercompany Subordinated Debt now outstanding free and clear of any Lien;

                (b) these provisions constitute a legal, valid and binding obligation of the Subordinated Creditor and the Debtor, enforceable in accordance with its terms.

         SECTION 11. Amendments. Waivers. No amendment or waiver of these provisions nor consent or any departure by the Subordinated Creditor or the Debtor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver, amendment or consent shall be effective only in the specific instance and for the specific purpose for which given. Any waiver, forbearance, failure or delay by the Administrative Agent or the Secured Parties in exercising, or the exercise or beginning of exercise by the Administrative Agent or the Secured Parties of, any right, power or remedy, simultaneous or later shall not preclude the further, simultaneous or later exercise thereof, and every right, power or remedy of the Administrative Agent and the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed or authorized by such Secured Parties.

         SECTION 12. Expenses. The Subordinated Creditor and the Debtor jointly and severally agree to pay, upon demand, to the Administrative Agent or the Secured Parties, as applicable, any and all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements which the Secured Parties or the Administrative Agent may incur in connection with the exercise or enforcement of any of the rights or interest of the Secured Parties or the Administrative Agent hereunder.

         SECTION 13. Severability. If any of these provisions shall be held invalid or unenforceable, these provisions shall be construed as if not containing those provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         SECTION 14. Cumulative Rights. The rights, powers and remedies of the Secured Parties and the Administrative Agent under these provisions shall be in addition to all rights, powers and remedies given to the Secured Parties and the Administrative Agent by virtue of any contract, statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently. The parties hereto expressly acknowledge and agree that the Secured Parties and the Administrative Agent are intended, and by this reference expressly made, third party beneficiaries of these provisions.

         SECTION 15. Governing Law. THESE PROVISIONS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 18. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THESE PROVISIONS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY OF THE SECURED PARTIES OR THE SUBORDINATED CREDITOR OR THE DEBTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE DEBTOR AND THE SUBORDINATED CREDITOR EACH HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL, NON-APPEALABLE JUDGEMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION OR BY A FINAL, NON-APPEALABLE JUDGMENT OF ANY APPLICABLE APPELLATE COURT. THE DEBTOR AND THE SUBORDINATED CREDITOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE DEBTOR AND THE SUBORDINATED CREDITOR EACH HEREBY EXPRESSLY AND IRREVOCABLY

WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE DEBTOR OR THE SUBORDINATED CREDITOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH OF THE DEBTOR AND THE SUBORDINATED CREDITOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THESE PROVISIONS.

         SECTION 19. Waiver of Jury Trial. THE DEBTOR AND THE SUBORDINATED CREDITOR AND, BY ACCEPTING THESE PROVISIONS AND THE BENEFITS THEREOF, THE ADMINISTRATIVE AGENT, ANY ISSUER AND ANY LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THESE PROVISIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE DEBTOR OR THE SUBORDINATED CREDITOR AND EACH SUCH PERSON ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES CONTINUING TO MAKE CREDIT EXTENSIONS UNDER THE CREDIT AGREEMENT.

                                                                      SCHEDULE V
                                                             to Credit Agreement

                           SCHEDULED LETTERS OF CREDIT



    1.    Applicant: Budget Rent A Car Corporation
          Beneficiary: Ford Motor Credit Company
          Amount: $24,750,000.00
          L/C No.: TS-06000863
          Issuance Date: April 29, 1997
          Stated Expiry Date: August 2, 1998


    2.    Applicant: Budget Rent A Car Corporation
          Beneficiary: Ford Motor Credit Company
          Amount: $7,400,000.00
          L/C No.: TS-06000865
          Issuance Date: April 29, 1997
          Stated Expiry Date: October 16, 1999

    3     Applicant: Budget Rent A Car Corporation
          Beneficiary: Ford Motor Credit Company
          Amount: $25,000,000.00
          L/C No.: TS-06000866
          Issuance Date: April 29, 1997
          Stated Expiry Date: August 24, 2000

                                FIRST AMENDMENT
                              TO CREDIT AGREEMENT

           THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of October 24, 1997 (this "Amendment"), is made by and among BUDGET RENT A CAR CORPORATION, a Delaware corporation (the "Borrower"), BUDGET GROUP, INC. (formerly known as Team Rental Group, Inc.), a Delaware corporation (the "Parent"), the various financial institutions parties hereto (collectively, the "Lenders"), NATIONSBANC CAPITAL MARKETS, INC., as a Co-Syndication Agent and as the Documentation Agent, and CREDIT SUISSE FIRST BOSTON, as a Co-Syndication Agent, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders and as the arranger.


                              W I T N E S S E T H:

           WHEREAS, the Borrower, the Parent, the Lenders and the Agents have heretofore entered into that certain Credit Agreement, dated as of April 29, 1997 (the "Credit Agreement");

           WHEREAS, the Credit Agreement provides for the pledge to the Administrative Agent of all (subject to certain limitations) of the outstanding shares of the Capital Stock of each existing Foreign Subsidiary of the Borrower within 180 days of the Closing Date, together with undated stock powers or equivalent instruments of transfer satisfactory to the Administrative Agent for such certificates or such other evidence of beneficial ownership, executed in blank or otherwise, so as to perfect the security interest of the Administrative Agent therein in accordance with applicable law;

           WHEREAS, the Borrower desires to limit such pledge to all (subject to certain limitations) of the outstanding shares of the Capital Stock of each Foreign Subsidiary that is not a Non-Material Subsidiary of the Borrower; and

           WHEREAS, the Lenders and the Agents are willing, on and subject to the terms and conditions set forth below, to amend the Credit Agreement as provided below (the Credit Agreement, as amended pursuant to the terms of this Amendment, being referred to as the "Amended Credit Agreement");

           NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Parent, the Lenders and the Agents hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

           SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

           "Administrative Agent" is defined in the preamble.

           "Amended Credit Agreement" is defined in the fourth recital.

           "Amendment" is defined in the preamble.

           "Borrower" is defined in the preamble.

           "Credit Agreement" is defined in the first recital.

           "First Amendment to Borrower Pledge Agreement" means the First Amendment to Borrower Pledge Agreement, substantially in the form of Annex I hereto, to be entered into by and between the Borrower and the Administrative Agent.

           "First Amendment to Subsidiary Pledge Agreement" means the First Amendment to Subsidiary Pledge Agreement, substantially in the form of Annex II hereto, to be entered into by and among the Subsidiaries of the Borrower parties thereto and the Administrative Agent.

           "Lenders" is defined in the preamble.

           "Parent" is defined in the preamble.

           SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Amended Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.


                                   ARTICLE II

                         AMENDMENTS TO CREDIT AGREEMENT

           Subject to the satisfaction of the conditions set forth in Article III, effective as of the date hereof, the Credit Agreement is hereby amended in accordance with this Article II; except expressly as so amended by this Amendment, the Credit Agreement shall continue in full force and effect in accordance with its terms.

           SECTION 2.1. Amendment to Section 1.1 of the Credit Agreement.
Section 1.1 of the Credit Agreement ("Defined Terms") is hereby amended by inserting in such Section the following definition in the appropriate alphabetical order:

                     "First Amendment" means the First Amendment to Credit Agreement, dated as of October 24, 1997, among the Borrower, the Parent, the Lenders parties thereto and the Agents.

           SECTION 2.2. Amendment to Section 8.1.8 of the Credit Agreement.
Section 8.1.8 of the Credit Agreement ("Foreign Subsidiaries as of the Closing Date") is hereby amended by (a) deleting the number "180" from the sixth line of such Section and inserting the number "210" in lieu thereof and (b) inserting in the second line of clause (a) of such Section, the words "(other than a Non-Material Subsidiary)" immediately following the words "Stock of each Foreign Subsidiary" and immediately preceding the words "owned by the Borrower" in such line.


                                  ARTICLE III

                          CONDITIONS TO EFFECTIVENESS

           This Amendment, and the amendments and modifications contained herein, shall be and become effective as of the date hereof subject to the satisfaction of each of the conditions set forth in this Article III to the satisfaction of the Administrative Agent.

           SECTION 3.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower, the Parent and each of the Required Lenders.

           SECTION 3.2. Execution of Amendments to Pledge Agreements. The Administrative Agent shall have received counterparts of each of the First Amendment to Borrower Pledge Agreement, duly executed and delivered on behalf of the Borrower, and the First Amendment to Subsidiary Pledge Agreement, duly executed and delivered on behalf of each Subsidiary of the Borrower that is a party thereto.

           SECTION 3.3. Fees and Expenses. The Administrative Agent shall have received all fees and expenses due and payable pursuant to Section 5.4 (to the extent then invoiced) and pursuant to the Credit Agreement (including all previously invoiced fees and expenses).

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

           SECTION 4.1. Representations and Warranties. In order to induce the Lenders and the Agents to enter into this Amendment, each of the Borrower and the Parent hereby represents and warrants to each Agent and each Lender, as of the date hereof, as follows:

                     (a) the representations and warranties set forth in
           Article VII of the Credit Agreement (excluding, however, those contained in Section 7.7 of the Credit Agreement) and in each other Loan Document are, in each case, true and correct (unless stated to relate solely to an early date, in which case such representations and warranties are true and correct as of such earlier date);

                     (b) except as disclosed by the Borrower or the Parent to the Agents, the Issuer and the Lenders pursuant to Section 7.7 of the Credit Agreement

                               (i)  no labor controversy, litigation,
                     arbitration or governmental investigation or proceeding is pending or, to the best knowledge of the Borrower, threatened against the Borrower, the Parent or any of their respective Subsidiaries which might materially adversely affect the Parent's consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and

                               (ii) no development has occurred in any labor
                     controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section
                     7.7 of the Credit Agreement which might materially adversely affect the consolidated businesses, operations, assets, revenues, properties or prospects of the Borrower, the Parent and their respective Subsidiaries;

                     (c) all of the Foreign Subsidiaries (other than those that are Non-Material Subsidiaries) of the Borrower are set forth on
           Schedule I hereto;

                     (d) no Default has occurred and is continuing, and neither the Borrower, the Parent nor any of their respective Subsidiaries nor any other Obligor is in material violation of any law or governmental regulation or court order or decree; and

                     (e) this Amendment has been duly authorized, executed and delivered by each of the Borrower and the Parent and constitutes a legal, valid and binding obligation of each such Person, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law.

           SECTION 4.2. Full Disclosure. Except as corrected by written information delivered to the Agents and the Lenders reasonably prior to the date on which this representation is made, all factual information heretofore or contemporaneously furnished by the Borrower or the Parent in writing to any Agent, the Issuer or any Lender for purposes of or in connection with this Amendment or any transaction contemplated hereby is true and accurate in every material respect and such information is not incomplete by omitting to state any material fact necessary to make such information not misleading. All projections delivered to any Agent or any Lender by or on behalf of any Borrower have been prepared in good faith by the Borrowers and represent the best estimates of the Borrowers, as of the date hereof, of the reasonably expected future performance of the businesses reflected in such projections.

           SECTION 4.3. Compliance with Credit Agreement. As of the execution and delivery of this Amendment, each Obligor is in compliance with all the terms and conditions of the Credit Agreement and the other Loan Documents to be observed or performed by it thereunder, and no Default has occurred and is continuing.


                                   ARTICLE V

                                 MISCELLANEOUS

           SECTION 5.1. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower, the Parent or any other Obligor which would require the consent of the Lenders under the Credit Agreement or any of the other Loan Documents.

           SECTION 5.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

           SECTION 5.3. Further Assurances. Each of the Borrower and the Parent hereby agrees that it will take any action that from time to time may be reasonably necessary to effectuate the amendments contemplated herein.

           SECTION 5.4. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Mayer, Brown, and Platt, as counsel for the Administrative Agent.

           SECTION 5.5. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

           SECTION 5.6. Execution of Amendments to Pledge Agreements. By their signatures below, the Required Lenders acknowledge that the Administrative Agent will be executing each of the First Amendment to Borrower Pledge Agreement and the First Amendment to Subsidiary Pledge Agreement.

           SECTION 5.7. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

           SECTION 5.8. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

           SECTION 5.9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

           SECTION 5.10. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or general partners (or their respective officers) thereunto duly authorized as of the day and year first above written.

                                 BUDGET RENT A CAR CORPORATION


                                 By: /s/ Robert L. Aprati
                                    ------------------------------------------
                                    Name:  Robert L. Aprati
                                    Title: Executive Vice President



                                 BUDGET GROUP INC. (formerly known as Team
                                 Rental Group, Inc.), as a Guarantor


                                 By: /s/ Robert L. Aprati
                                    ------------------------------------------
                                    Name:  Robert L. Aprati
                                    Title: Executive Vice President

                               CREDIT SUISSE FIRST BOSTON, as a Lender, a
                                  Co-Syndication Agent and the Administrative
                                  Agent


                               By:
                                  --------------------------------------------
                                  Name:
                                  Title:


                               By:
                                  --------------------------------------------
                                  Name:
                                  Title:



                               NATIONSBANC CAPITAL MARKETS, INC., as
                                  a Co-Syndication Agent and the Documentation
                                  Agent


                               By: /s/ Richard M. Starke
                                  --------------------------------------------
                                  Name:  Richard M. Starke
                                  Title: V.P.



                               CREDIT SUISSE FIRST BOSTON, as the Issuer


                               By:
                                  --------------------------------------------
                                  Name:
                                  Title:



                               BANK OF HAWAII, as a Lender


                               By: /s/ Donna R. Parker
                                  --------------------------------------------
                                  Name:  Donna R. Parker
                                  Title: Vice President

                                 THE BANK OF NEW YORK, as a Lender


                                 By: /s/ John R. Ciulla
                                    ------------------------------------------
                                    Name:  John R. Ciulla
                                    Title: Assistant Vice President



                                 BANK POLSKA KASA OPIEKI, as a Lender


                                 By: /s/ Harvey Winter
                                    ------------------------------------------
                                    Name:  Harvey Winter
                                    Title: Vice President



                                 BANK UNITED, as a Lender


                                 By /s/ Mario Chiodetti
                                    ------------------------------------------
                                    Name:  Mario Chiodetti
                                    Title: Director



                                 BHF BANK AKTIENGESELLSCHAFT, as a
                                   Lender


                                 By: /s/ Linda Pace
                                    ------------------------------------------
                                    Name:  Linda Pace
                                    Title: V.P.


                                 By: /s/ Heidimarie Skor
                                    ------------------------------------------
                                    Name:  Heidimarie Skor
                                    Title: Vice President

                                CAISSE NATIONALE DE CREDIT AGRICOLE,
                                  as a Lender


                                By: /s/ Katherine L. Abbott
                                   -------------------------------------------
                                   Name:  Katherine L. Abbott
                                   Title: First Vice President



                                CANADIAN IMPERIAL BANK OF
                                  COMMERCE, as a Lender


                                By: /s/ Stephanie E. Johnson
                                   -------------------------------------------
                                   Name:  Stephanie E. Johnson
                                   Title: Director, CIB Wood Gundy Securities
                                          Corp., as Agent


                                CREDIT LYONNAIS CHICAGO BRANCH, as a
                                  Lender


                                By: /s/ Kent J. Davis
                                   -------------------------------------------
                                   Name:  Kent J. Davis
                                   Title: Vice President



                                IMPERIAL BANK, as a Lender


                                By: /s/ Ray Vadalma
                                   -------------------------------------------
                                   Name:  Ray Vadalma
                                   Title: Senior Vice President

                                LONG TERM CREDIT BANK OF JAPAN, as a
                                  Lender


                                By:
                                   -------------------------------------------
                                   Name:
                                   Title:



                                NATIONSBANK, N.A. (SOUTH), as a Lender


                                By: /s/ Richard M. Starke
                                   -------------------------------------------
                                   Name:  Richard M. Starke
                                   Title: Vice President



                                PNC BANK, KENTUCKY, INC., as a Lender


                                By: /s/ Ralph M. Bowman
                                   -------------------------------------------
                                   Name:  Ralph M. Bowman
                                   Title: Vice President



                                ROYAL BANK OF CANADA, as a Lender


                                By:
                                   -------------------------------------------
                                   Name:
                                   Title:



                                THE TORONTO-DOMINION BANK, as a Lender


                                By: /s/ Jorge A. Garcia
                                   -------------------------------------------
                                   Name:  Jorge A. Garcia
                                   Title: Mgr. Cr. Admin.

                                                                    SCHEDULE I


                  LIST OF FOREIGN SUBSIDIARIES OF THE BORROWER
                     THAT ARE NOT NON-MATERIAL SUBSIDIARIES

Name                                                 Jurisdiction of Incorporation
----                                                 -----------------------------
Budget Rent a Car Canada Limited                            Ottawa, Ontario

Budget Rent a Car Limited                                Auckland, New Zealand

Budget Rent a Car Operations Pty. Ltd.                    Victoria, Australia

Budget Rent a Car Australia Pty. Ltd.                     Victoria, Australia

BTI (U.K.) plc                                              London, England

Societe Financiere et de Participation                       Tours, France

Budget France, S.A.                                          Tours, France

                                                                       ANNEX I
                                                            to First Amendment
                                                           to Credit Agreement


                                FIRST AMENDMENT
                          TO BORROWER PLEDGE AGREEMENT

           THIS FIRST AMENDMENT TO BORROWER PLEDGE AGREEMENT, dated as of October 24, 1997 (this "Amendment"), is made by and between BUDGET RENT A CAR CORPORATION, a Delaware corporation (the "Borrower"), and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent") for the Secured Parties.


                              W I T N E S S E T H:

           WHEREAS, the Borrower, Budget Group, Inc. (formerly known as Team Rental Group, Inc.), a Delaware corporation (the "Parent"), various financial institutions (collectively, the "Lenders"), Nationsbanc Capital Markets, Inc., as a Co-Syndication Agent and as the Documentation Agent, and the Administrative Agent have heretofore entered into that certain First Amendment to Credit Agreement, dated as of the date hereof (the "First Amendment to Credit Agreement"), which amends that certain Credit Agreement, dated as of April 29, 1997 (the "Credit Agreement"), among the Borrower, the Parent, the Lenders parties thereto, Nationsbanc Capital Markets, Inc., as a Co-Syndication Agent and as the Documentation Agent, and the Administrative Agent;

           WHEREAS, the Borrower and the Administrative Agent have heretofore entered into that certain Borrower Pledge Agreement, dated as of April 29, 1997 (the "Borrower Pledge Agreement");

           WHEREAS, the Credit Agreement provides for the pledge to the Administrative Agent of, among other things, all (subject to certain limitations) of the outstanding shares of the Capital Stock of each Foreign Subsidiary owned, directly or indirectly, by the Borrower on, and subsequent to, the Closing Date, together with undated stock powers or equivalent instruments of transfer satisfactory to the Administrative Agent for such certificates or such other evidence of beneficial ownership, executed in blank or otherwise, so as to perfect the security interest of the Administrative Agent therein in accordance with applicable law;

           WHEREAS, the Borrower desires to limit such pledge to all (subject to certain limitations) of the outstanding shares of the Capital Stock of each Foreign Subsidiary that is not a Non-Material Subsidiary of the Borrower on, and subsequent to, the Closing Date and to amend the Borrower Pledge Agreement as set forth below; and

           WHEREAS, the Administrative Agent is willing, on and subject to the terms and conditions set forth below, to amend the Borrower Pledge Agreement, in each case as provided below (the Borrower Pledge Agreement, as amended pursuant to the terms of this Amendment, being referred to as the "Amended Borrower Pledge Agreement");

           NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower and the Administrative Agent hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

           SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

           "Amended Borrower Pledge Agreement" is defined in the fifth recital.

           "Amendment" is defined in the preamble.

           "Borrower" is defined in the preamble.

           "Borrower Pledge Agreement" is defined in the second recital.

           "Credit Agreement" is defined in the first recital.

           "First Amendment to Credit Agreement" is defined in the first recital.

           "Lenders" is defined in the first recital.

           "Parent" is defined in the first recital.

           SECTION 1.2. Other Definitions. Terms for which meanings are provided for, or incorporated by reference, in the First Amendment to Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.


                                   ARTICLE II

                    AMENDMENTS TO BORROWER PLEDGE AGREEMENT

           Subject to the satisfaction of the conditions set forth in Article III of the First Amendment to Credit Agreement, effective as of the date hereof, the Borrower Pledge

Agreement is hereby amended in accordance with this Article II; except expressly as so amended by this Amendment, the Borrower Pledge Agreement shall continue in full force and effect in accordance with its terms.

           SECTION 2.1. Amendment to Section 2.1 of the Borrower Pledge Agreement. Clause (a) of Section 2.1 of the Borrower Pledge Agreement ("Grant of Security Interest") is hereby amended by inserting the words "provided, that, in the case of each Pledged Share Issuer that is a Foreign Subsidiary of the Borrower, the pledge of the shares of Capital Stock of such Pledged Share Issuer shall be limited to the extent such pledge would not (x) constitute an investment in earnings in United States property under Section 956 (or any successor provision thereto) of the Code that would increase the amount of income of the applicable pledgor that would otherwise be subject to United States income tax and (y) subject the Borrower, the Parent or such Pledged Share Issuer to a significant adverse tax consequence;" after the semicolon (";") at the end thereof.

           SECTION 2.2. Amendments to Article III of the Borrower Pledge Agreement. Article III of the Borrower Pledge Agreement ("Representations and Warranties") is hereby amended in accordance with Sections 2.2.1 and 2.2.2 below.

           SECTION 2.2.1. Amendment to Section 3.1 of the Borrower Pledge Agreement. Section 3.1 of the Borrower Pledge Agreement ("Representations and Warranties, etc.") is hereby amended by inserting the words ", and except as set forth or may be otherwise provided in the applicable Foreign Pledge Agreement with respect to a Pledged Share Issuer that is a Foreign Subsidiary of the Borrower" immediately prior to the period (".") at the end thereof.

           SECTION 2.2.2. Amendment to Section 3.4 of the Borrower Pledge Agreement. Section 3.4 of the Borrower Pledge Agreement ("As to Pledged Shares") is hereby amended in its entirety to read as follows:

                     SECTION 3.4. As to Pledged Shares. In the case of any Pledged Shares constituting such Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of Capital Stock of each Pledged Share Issuer (except in the case of each Pledged Share Issuer that is a Foreign Subsidiary of the Borrower, in which case, such Pledged Shares constitute all of the shares of Capital Stock of such Pledged Share Issuer that may be pledged such that after giving effect to such pledge, such pledge would not (a) constitute an investment in earnings in United States property under Section 956 (or any successor provision thereto) of the Code that would increase the amount of income of the applicable pledgor that would otherwise be subject to United States income tax and (b) subject the Borrower, the Parent or such Pledged Share Issuer to a significant adverse tax consequence). The Pledgor has no direct Subsidiaries other than (i) the Pledged Share Issuers and
           (ii) Subsidiaries of the Borrower that are Non-Material Subsidiaries or SPCs, except as set forth in Item C of Attachment 1 hereto.

           SECTION 2.3. Amendment to Section 4.1 of the Borrower Pledge Agreement. Section 4.1 of the Borrower Pledge Agreement ("Protect Collateral; Further Assurances, etc.") is hereby amended by inserting the parenthetical "(including in the event that the Pledged Share Issuer is a Foreign Subsidiary of the Borrower, by entering into a Foreign Pledge Agreement)" between the words "all further instruments" on the seventh line thereof and the comma (",") following such words.

           SECTION 2.4. Amendment to Article VII of the Borrower Pledge Agreement. Article VII of the Borrower Pledge Agreement ("Miscellaneous Provisions") is hereby amended by inserting a new Section 7.9 at the end thereof to read in its entirety as follows:

                     SECTION 7.9 Foreign Pledge Agreements. Without limiting any of the rights, remedies, privileges or benefits provided hereunder to the Administrative Agent for its benefit and the ratable benefit of the other Secured Parties, the Pledgor and the Administrative Agent hereby agree that the terms and provisions of this Pledge Agreement in respect of any Collateral subject to the pledge or other lien of a Foreign Pledge Agreement are, and shall be deemed to be, supplemental and in addition to the rights, remedies, privileges and benefits provided to the Administrative Agent and the other Secured Parties under such Foreign Pledge Agreement and under applicable law to the extent consistent with applicable law; provided, that, in the event that the terms of this Pledge Agreement conflict or are inconsistent with the applicable Foreign Pledge Agreement or applicable law governing such Foreign Pledge Agreement, the terms of such Foreign Pledge Agreement or such applicable law shall be controlling.

           SECTION 2.5. Amendment to Attachment 1 to the Borrower Pledge Agreement. Attachment 1 to the Borrower Pledge Agreement is hereby amended to read in its entirety as Attachment 1 hereto.


                                  ARTICLE III

                                 MISCELLANEOUS

           SECTION 3.1. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Borrower Pledge Agreement shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of any Borrower, the Parent or any other Obligor which would require the consent of the Lenders under the Credit Agreement or any of the other Loan Documents.

           SECTION 3.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

           SECTION 3.3. Further Assurances. The Borrower agrees that it will take any action that from time to time may be reasonably necessary to effectuate the amendments contemplated herein.

           SECTION 3.4. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

           SECTION 3.5. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

           SECTION 3.6. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

           SECTION 3.7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

           SECTION 3.8. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or general partners (or their respective officers) thereunto duly authorized as of the day and year first above written.

                                        BUDGET RENT A CAR CORPORATION


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:



                                        CREDIT SUISSE FIRST BOSTON, as the
                                           Administrative Agent


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                                                       ANNEX II
                                                             to First Amendment
                                                            to Credit Agreement


                                FIRST AMENDMENT
                         TO SUBSIDIARY PLEDGE AGREEMENT

           THIS FIRST AMENDMENT TO SUBSIDIARY PLEDGE AGREEMENT, dated as of October 24, 1997 (this "Amendment"), is made by and among each Subsidiary of Budget Rent A Car Corporation, a Delaware corporation (the "Borrower") a signatory hereto (each a "Pledgor") and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent") for the Secured Parties.


                              W I T N E S S E T H:

           WHEREAS, the Borrower, Budget Group, Inc. (formerly known as Team Rental Group, Inc.), a Delaware corporation (the "Parent"), various financial institutions (collectively, the "Lenders"), Nationsbanc Capital Markets, Inc., as a Co-Syndication Agent and as the Documentation Agent, and the Administrative Agent have heretofore entered into that certain First Amendment to Credit Agreement, dated as of the date hereof (the "First Amendment to Credit Agreement"), which amends that certain Credit Agreement, dated as of April 29, 1997 (the "Credit Agreement"), among the Borrower, the Parent, the Lenders parties thereto, Nationsbanc Capital Markets, Inc., as a Co-Syndication Agent and as the Documentation Agent, and the Administrative Agent;

           WHEREAS, the Pledgors and the Administrative Agent have heretofore entered into that certain Subsidiary Pledge Agreement, dated as of April 29, 1997 (the "Subsidiary Pledge Agreement");

           WHEREAS, the Pledgors desire to amend the Subsidiary Pledge Agreement as set forth below; and

           WHEREAS, the Administrative Agent is willing, on and subject to the terms and conditions set forth below, to amend the Subsidiary Pledge Agreement, in each case as provided below (the Subsidiary Pledge Agreement, as amended pursuant to the terms of this Amendment, being referred to as the "Amended Subsidiary Pledge Agreement");

           NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, each Pledgor and the Administrative Agent hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

           SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

           "Administrative Agent" is defined in the preamble.

           "Amendment" is defined in the preamble.

           "Amended Subsidiary Pledge Agreement" is defined in the fourth recital.

           "Borrower" is defined in the preamble.

           "Credit Agreement" is defined in the first recital.

           "First Amendment to Credit Agreement" is defined in the first recital.

           "Lenders" is defined in the first recital.

           "Parent" is defined in the first recital.

           "Pledgor" is defined in the preamble.

           "Subsidiary Pledge Agreement" is defined in the second recital.

           SECTION 1.2. Other Definitions. Terms for which meanings are provided for, or incorporated by reference, in the First Amendment to Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.


                                   ARTICLE II

                   AMENDMENTS TO SUBSIDIARY PLEDGE AGREEMENT

           Subject to the satisfaction of the conditions set forth in Article III of the First Amendment to Credit Agreement, effective as of the date hereof, the Subsidiary Pledge Agreement is hereby amended in accordance with this Article II; except expressly as so amended by this Amendment, the Subsidiary Pledge Agreement shall continue in full force and effect in accordance with its terms.

           SECTION 2.1. Amendment to Section 2.1 of the Subsidiary Pledge Agreement. Clause (a) of Section 2.1 of the Subsidiary Pledge Agreement ("Grant of Security Interest") is hereby amended by inserting the words "provided, that, in the case of each Pledged Share Issuer that is a Foreign Subsidiary of such Pledgor, the pledge of the shares of Capital Stock of such Pledged Share Issuer shall be limited to the extent such pledge would not (x) constitute an investment in earnings in United States property under Section 956 (or any successor provision thereto) of the Code that would increase the amount of income of the applicable pledgor that would otherwise be subject to United States income tax and (y) subject the Borrower, the Parent or such Pledged Share Issuer to a significant adverse tax consequence;" after the semicolon (";") at the end thereof.

           SECTION 2.2. Amendments to Article III of the Subsidiary Pledge Agreement. Article III of the Subsidiary Pledge Agreement ("Representations and Warranties") is hereby amended in accordance with Sections 2.2.1 and 2.2.2 below.

           SECTION 2.2.1. Amendment to Section 3.1 of the Subsidiary Pledge Agreement. Section 3.1 of the Subsidiary Pledge Agreement ("Representations and Warranties, etc.") is hereby amended by inserting the words ", and except as set forth or may be otherwise provided in the applicable Foreign Pledge Agreement with respect to a Pledged Share Issuer that is a Foreign Subsidiary of such Pledgor" immediately prior to the period (".") at the end thereof.

           SECTION 2.2.2. Amendment to Section 3.4 of the Subsidiary Pledge Agreement. Section 3.4 of the Subsidiary Pledge Agreement ("As to Pledged Shares") is hereby amended in its entirety to read as follows:

                     SECTION 3.4. As to Pledged Shares. In the case of any Pledged Shares constituting such Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of Capital Stock of each Pledged Share Issuer (except in the case of each Pledged Share Issuer that is a Foreign Subsidiary of such Pledgor, in which case, such Pledged Shares constitute all of the shares of Capital Stock of such Pledged Share Issuer that may be pledged such that after giving effect to such pledge, such pledge would not (a) constitute an investment in earnings in United States property under Section 956 (or any successor provision thereto) of the Code that would increase the amount of income of the applicable pledgor that would otherwise be subject to United States income tax and (b) subject the Borrower, the Parent or such Pledged Share Issuer to a significant adverse tax consequence). Such Pledgor has no direct Subsidiaries other than (i) the Pledged Share Issuers and
           (ii) Subsidiaries of such Pledgor that are Non-Material Subsidiaries or SPCs, except as set forth in Item C of Attachment 1 hereto.

           SECTION 2.3. Amendment to Section 4.1 of the Subsidiary Pledge Agreement. Section 4.1 of the Subsidiary Pledge Agreement ("Protect Collateral; Further Assurances, etc.") is hereby amended by inserting the parenthetical "(including in the event that the Pledged Share Issuer is a Foreign Subsidiary of the Borrower, by entering into a Foreign Pledge Agreement)" between the words "all further instruments" on the seventh line thereof and the comma (",") following such words.

           SECTION 2.4. Amendment to Article VII of the Subsidiary Pledge Agreement. Article VII of the Subsidiary Pledge Agreement ("Miscellaneous Provisions") is hereby amended by inserting a new Section 7.9 at the end thereof to read in its entirety as follows:

                     SECTION 7.9 Foreign Pledge Agreements. Without limiting any of the rights, remedies, privileges or benefits provided hereunder to the Administrative Agent for its benefit and the ratable benefit of the other Secured Parties, each Pledgor and the Administrative Agent hereby agree that the terms and provisions of this Pledge Agreement in respect of any Collateral subject to the pledge or other lien of a Foreign Pledge Agreement are, and shall be deemed to be, supplemental and in addition to the rights, remedies, privileges and benefits provided to the Administrative Agent and the other Secured Parties under such Foreign Pledge Agreement and under applicable law to the extent consistent with applicable law; provided, that, in the event that the terms of this Pledge Agreement conflict or are inconsistent with the applicable Foreign Pledge Agreement or applicable law governing such Foreign Pledge Agreement, the terms of such Foreign Pledge Agreement or such applicable law shall be controlling.

           SECTION 2.5. Amendment to Attachment 1 to the Subsidiary Pledge Agreement. Attachment 1 to the Subsidiary Pledge Agreement relating to each Pledgor for whom a corresponding Attachment 1 is attached hereto shall be amended in its entirety to read as set forth in such corresponding Attachment 1 hereto.


                                  ARTICLE III

                                 MISCELLANEOUS

           SECTION 3.1. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Subsidiary Pledge Agreement shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of any Pledgor, the Borrower, the Parent or any other Obligor which would require the consent of the Lenders under the Credit Agreement or any of the other Loan Documents.

           SECTION 3.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

           SECTION 3.3. Further Assurances. Each Pledgor agrees that it will take any action that from time to time may be reasonably necessary to effectuate the amendments contemplated herein.

           SECTION 3.4. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

           SECTION 3.5. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

           SECTION 3.6. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

           SECTION 3.7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

           SECTION 3.8. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.






                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or general partners (or their respective officers) thereunto duly authorized as of the day and year first above written.

                                             BUDGET RENT-A-CAR SYSTEMS, INC.
                                             NYRAC, INC.
                                             DIVERSIFIED SERVICES, INC.
                                             RAPID RENTALS, INC.
                                             BUDGET RENT-A-CAR OF NEW
                                               ORLEANS, INC.
                                             BUDGET RENT-A-CAR
                                               INTERNATIONAL, INC.
                                             CONTROL RISK CORPORATION
                                             PHILIP JACOBS INSURANCE AGENCY,
                                               INC.
                                             RESERVATION SERVICES, INC.
                                             BRAC CREDIT CORPORATION
                                             BRAC OF NEW YORK, INC.
                                             AUTOMATED TRANSPORTATION, INC.
                                             MOISANT CAR SALES, INC.
                                             BUDGET SALES CORPORATION
                                             BUDGET RENT-A-CAR OF CANADA
                                               LIMITED


                                             By
                                               -------------------------------
                                               Name:
                                               Title:



                                             FT. WAYNE RENTAL GROUP, INC.
                                             LEE-AL, INC.
                                             METRO WEST, INC.
                                             WESTEAM ENTERPRISES, INC.
                                             TEAM CAR SALES OF SAN DIEGO,
                                               INC.
                                             VAN POOL SERVICES, INC.


                                             By
                                               -------------------------------
                                               Name:
                                               Title:

                                           CAPITAL CITY LEASING, INC.
                                           DON KREMER, INC.
                                           MACKAY CAR & TRUCK RENTALS,
                                             INC.
                                           TEAM REALTY SERVICES, INC.
                                           TEAM RENTAL OF CINCINNATI, INC.
                                           TEAM RENTAL OF CONNECTICUT,
                                             INC.
                                           TEAM RENTAL OF PHILADELPHIA,
                                             INC.
                                           TEAM RENTAL OF PITTSBURGH, INC.
                                           TEAM RENTAL OF SOUTHERN
                                             CALIFORNIA, INC.
                                           TRANEX RENTALS OF NEW YORK,
                                             INC.
                                           TEAM RENTAL OF FT. WAYNE, INC.
                                           TEAM RENTAL OF ROCHESTER, INC.


                                           By
                                             ---------------------------------
                                             Name:
                                             Title:



                                           DAYTON AUTO LEASE COMPANY,
                                               INC.


                                           By
                                             ---------------------------------
                                             Name:
                                             Title:



                                           TEAM FLEET SERVICES
                                               CORPORATION


                                           By
                                             ---------------------------------
                                             Name:
                                             Title:

                                         TEAM CAR SALES OF CHARLOTTE,
                                           INC.
                                         TEAM CAR SALES OF DAYTON, INC.
                                         TEAM CAR SALES OF RICHMOND,
                                           INC.
                                         BUDGET CAR SALES, INC. (formerly
                                           known as Team Car Sales, Inc.)
                                         VALCAR RENTAL CAR SALES, INC.
                                         TEAM CAR SALES OF PHILADELPHIA,
                                           INC.
                                         ARIZONA RENT-A-CAR SYSTEMS, INC.


                                         By
                                           ------------------------------------
                                           Name:
                                           Title:



                                         TEAM CAR SALES OF SOUTHERN
                                           CALIFORNIA, INC.


                                         By
                                           ------------------------------------
                                           Name:
                                           Title:



                                         IN MOTORS VI, LLC
                                         By ValCar Rental Car Sales, Inc., as a
                                           Member


                                         By
                                           ------------------------------------
                                           Name:
                                           Title:

                                   TCS PROPERTIES, LLC
                                   By Budget Car Sales, Inc. (formerly known
                                      as Team Car Sales, Inc.), as a Member


                                      By
                                        ---------------------------------------
                                        Name:
                                        Title:



                                   CREDIT SUISSE FIRST BOSTON, as
                                       Administrative Agent


                                   By
                                     ------------------------------------------
                                     Name:
                                     Title:


                                   By
                                     ------------------------------------------
                                     Name:
                                     Title:

                           AMENDMENT AND WAIVER NO. 2
                              TO CREDIT AGREEMENT

           THIS AMENDMENT AND WAIVER NO. 2 TO CREDIT AGREEMENT, dated as of January 28, 1998 (this "Amendment"), is made by and among BUDGET RENT A CAR CORPORATION, a Delaware corporation (the "Borrower"), BUDGET GROUP, INC., a Delaware corporation (the "Parent"), the Lenders (as defined below) parties hereto and the Administrative Agent (as defined below).


                              W I T N E S S E T H:

           WHEREAS, the Borrower, the Parent, the various financial institutions parties thereto (collectively, the "Lenders"), Nationsbanc Capital Markets, Inc., ("NationsBanc"), as a co-syndication agent (in such capacity, a "Co-Syndication Agent") for the Lenders and as the documentation agent (in such capacity, the "Documentation Agent") for the Lenders, and Credit Suisse First Boston, as a co-syndication agent (in such capacity, a "Co-Syndication Agent" and, together with NationsBanc, collectively, the "Co-Syndication Agents") for the Lenders, as administrative agent (in such capacity, the "Administrative Agent", and together with, the Co-Syndication Agents and the Documentation Agent, the "Agents") for the Lenders and as the arranger have heretofore entered into that certain Credit Agreement, dated as of April 29, 1997 (as amended by the First Amendment to Credit Agreement, dated as of October 24, 1997, the "Credit Agreement");

           WHEREAS, the Parent desires to acquire all of the Capital Stock of Cruise America, Inc., a Florida corporation ("Cruise America"), by merging CA Acquisition Corporation, a Florida corporation and a Wholly Owned Subsidiary of the Parent ("Acquisition Corp."), with and into Cruise America (the "Merger"), as a result of which Cruise America will become a Wholly Owned Subsidiary of the Parent, as more fully described in the Proxy Statement/Prospectus of Cruise America and the Parent, dated December 29, 1997 (the "Proxy Statement");

           WHEREAS, the Parent has requested that the Lenders and the Administrative Agent (a) grant a limited waiver and consent with respect to Sections 8.2.1, 8.2.9 and 8.2.17 of the Credit Agreement in order to permit, on the terms and subject to the conditions hereof, the Merger and (b) in connection with the Merger, amend the definitions of "Non-Vehicle Debt" and "Vehicles"; and

           WHEREAS, the Lenders and the Administrative Agent are willing, on and subject to the terms and conditions set forth below, to grant such limited waiver and consent to permit the Merger and amend the Credit Agreement as provided below (the Credit Agreement, as amended pursuant to the terms of this Amendment, being referred to as the "Amended Credit Agreement");

           NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Parent, the Lenders and the Administrative Agent hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

           SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

           "Acquisition Corp." is defined in the second recital.

           "Administrative Agent" is defined in the first recital.

           "Agents" is defined in the first recital.

           "Amended Credit Agreement" is defined in the fourth recital.

           "Amendment" is defined in the preamble.

           "Borrower" is defined in the preamble.

           "Amendment Effective Date Certificate" means the amendment effective date certificate executed and delivered by the Borrower and the Parent pursuant to Section 3.7, substantially in the form of Annex I hereto.

           "Credit Agreement" is defined in the first recital.

           "Cruise America" is defined in the second recital.

           "First Amendment to Subsidiary Security Agreement" means the First Amendment to Subsidiary Security Agreement, substantially in the form of Annex II hereto, to be entered into by the Subsidiaries of the Borrower parties thereto and the Administrative Agent.

           "Lenders" is defined in the first recital.

           "Merger" is defined in the second recital.

           "Merger Agreement" is defined in Section 3.4.

           "Parent" is defined in the preamble.

           "Proxy Statement" is defined in the second recital.

           "Second Amendment Effective Date" is defined in Section 3.1.

           "Supplement to Parent Pledge Agreement" means Supplement No. 1 to Parent Pledge Agreement, substantially in the form of Annex III hereto, to be made by the Parent and consented to by the Administrative Agent.

           "Third Amendment to Subsidiary Pledge Agreement" means the Third Amendment to Subsidiary Pledge Agreement, substantially in the form of Annex IV hereto, to be entered into by the Subsidiaries of the Borrower parties thereto and the Administrative Agent.

           SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Amended Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.


                                   ARTICLE II

                         AMENDMENTS AND LIMITED WAIVER

           Effective on (and subject to the occurrence of) the Second Amendment Effective Date, certain provisions of the Credit Agreement are hereby amended or waived in accordance with this Article II; except expressly as so amended or waived by this Amendment, the Credit Agreement shall continue in full force and effect in accordance with its terms.

           SECTION 2.1. Amendments to Credit Agreement. Section 1.1 of the Credit Agreement ("Defined Terms") is amended in accordance with Sections 2.1.1 and 2.1.2.

           SECTION 2.1.1. Section 1.1 of the Credit Agreement is amended by inserting in such Section the following definition in the appropriate alphabetical order:

                     "Second Amendment" means the Amendment and Waiver No. 2 to Credit Agreement, dated as of January __, 1998, among the Borrower, the Parent, the Lenders parties thereto and the Administrative Agent.

           SECTION 2.1.2. The following definitions in Section 1.1 of the Credit Agreement are amended as follows:

                     (a) "Non-Vehicle Debt" is amended by inserting immediately prior to the period (".") at the end thereof the following:

                     "plus (iii) with respect to any Vehicle not financed pursuant to the Series 1994-1 Supplement to the Base Indenture, the Series 1996-1 Supplement to the Base Indenture, the Series 1997-1 Supplement to the Base Indenture, the Series 1997-2 Supplement to the Base Indenture or the Series 1994-A Supplement to the Base Indenture dated as of June 1, 1994, among Budget Fleet Finance Corporation, the Borrower and The Bank of New York (as Trustee), any obligation of the Borrower, the Parent or any of their respective Subsidiaries (other than TFFC or another SPC) payable to the source of such financing to the extent such obligation exceeds the fair market value of such Vehicle"; and

                     (b) "Vehicles" is amended in its entirety to read as follows:

                               "'Vehicles' means all existing and hereafter
                     acquired motor vehicle inventory of the Borrower and the Borrower's Subsidiaries, consisting of (i) passenger automobiles, light-duty and medium-duty trucks and vans and (ii) motorcycles, sport utility vehicles, buses, truck campers and motor homes, in each case, whether held for sale, lease or rental purposes.".

            SECTION 2.2. Limited Waiver. On the terms and subject to the conditions set forth herein and in reliance on the representations and warranties of each of the Borrower and the Parent herein contained, the Required Lenders (a) waive the restrictions set forth in Sections 8.2.9 and
8.2.17 of the Credit Agreement to the extent necessary to permit the Merger and
(b) waive the restrictions set forth in Section 8.2.1 of the Credit Agreement to the extent necessary to permit Cruise America to engage in the businesses conducted by it on the date hereof and described in the Proxy Statement and such activities as may be incidental or related thereto. The foregoing waiver shall be limited precisely as written and in no event shall be deemed to constitute a waiver of compliance by the Parent or the Borrower with respect to any other term, provision or condition of the Credit Agreement or any other Loan Document or prejudice any right or remedy that any Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement, any other Loan Document or any other instrument or agreement referred to therein.


                                  ARTICLE III

                          CONDITIONS TO EFFECTIVENESS

           SECTION 3.1. Second Amendment Effective Date. This Amendment, and the amendments and modifications and limited waiver contained herein, shall be and become effective on the date (the "Second Amendment Effective Date") when each of the conditions set forth in this Article III shall have been fulfilled to the satisfaction of the Administrative Agent.

           SECTION 3.2. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower, the Parent and each of the Required Lenders.

           SECTION 3.3. Resolutions, etc. The Administrative Agent shall have received from Cruise America and each of its Subsidiaries (other than a Foreign Subsidiary, an SPC or a Non-Material Subsidiary) a certificate, dated the Second Amendment Effective Date, of the Secretary or Assistant Secretary of such Person as to

                     (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of Supplement No. 1 to Subsidiary Guaranty, Supplement No. 1 to Subsidiary Security Agreement and each other Loan Document to be executed by it;

                     (b) the incumbency and signatures of those of its officers authorized to act with respect to Supplement No. 1 to Subsidiary Guaranty, Supplement No. 1 to Subsidiary Security Agreement and each other Loan Document to be executed by it; and

                     (c) the full force and validity of each Organic Document of such Person and true and complete copies thereof,

upon which certificate each Lender, the Issuer and each Agent may conclusively rely until it shall have received a further certificate of the Secretary of such Person canceling or amending such prior certificate.

           SECTION 3.4. Merger Consummated. The conditions to the obligations of the Parent and Acquisition Corp. to consummate the Merger set forth in the Plan and Agreement of Merger, dated as of November 25, 1997 (the "Merger Agreement"), among Cruise America, the Parent and Acquisition Corp. shall have been satisfied in all material respects (without amendment or waiver of, or other forbearance to exercise any rights with respect to, any of the material terms or provisions thereof by the Parent or Acquisition Corp.), and the Merger shall have been consummated in accordance with the terms thereof.

           SECTION 3.5. Consents, etc. The Administrative Agent shall have received true and correct copies of all governmental and third party approvals and consents necessary or advisable in connection with the Merger (including this Amendment and each other amendment/waiver relating to any material agreement for borrowed money to which the Parent or any Subsidiary of the Parent is a party) and continuing operations of the Parent and its Subsidiaries (after giving effect to the consummation of the Merger) shall have been obtained and be in full force and effect and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Merger or the financing thereof.

           SECTION 3.6. No Material Adverse Change. There shall not have occurred a material adverse change in the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries, taken as a whole, or the Borrower and its Subsidiaries, taken as a whole, since December 31, 1996.

           SECTION 3.7. Amendment Effective Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, the Amendment Effective Date Certificate, dated the Second Amendment Effective Date and duly executed and delivered by an Authorized Officer of each of the Borrower and Parent, in which certificate each of the Borrower and Parent shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of each of the Borrower and Parent made as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct.

           SECTION 3.8. Supplement to Parent Pledge Agreement. The Administrative Agent shall have received a Supplement to Parent Pledge Agreement, dated the Second Amendment Effective Date, duly executed and delivered by the Parent, together with the certificate(s), evidencing all of the issued and outstanding shares of Capital Stock of Cruise America pledged pursuant to the Parent Pledge Agreement, which certificate(s) shall be accompanied by undated stock powers duly executed in blank.

           SECTION 3.9. Supplement to Subsidiary Guaranty. The Administrative Agent shall have received a Supplement to Subsidiary Guaranty, substantially in the form of Annex I to the Subsidiary Guaranty and dated the Second Amendment Effective Date, duly executed and delivered by each of Cruise America and each of its Subsidiaries (other than a Foreign Subsidiary, an SPC or a Non-Material Subsidiary).

           SECTION 3.10. Amendment to Subsidiary Pledge Agreement. The Administrative Agent shall have received counterparts of the Third Amendment to Subsidiary Pledge Agreement, dated as of the Second Amendment Effective Date and duly executed and delivered on behalf of each Subsidiary of the Borrower that is a party thereto.

           SECTION 3.11. Supplement to Subsidiary Pledge Agreement. The Administrative Agent shall have received a Supplement to Subsidiary Pledge Agreement, substantially in the form of Annex I to the Subsidiary Pledge Agreement (after giving effect to the amendments set forth in the Third Amendment to Subsidiary Pledge Agreement), dated as of the Second Amendment Effective Date and duly executed and delivered by Cruise America, together with the certificate(s), evidencing all of the issued and outstanding shares of Capital Stock of each Subsidiary of Cruise America (other than an SPC or a Non-Material Subsidiary) pledged pursuant to the Subsidiary Pledge Agreement, which certificate(s) shall be accompanied by undated stock powers duly executed in blank.

           SECTION 3.12. Amendment to Subsidiary Security Agreement. The Administrative Agent shall have received a counterpart of the First Amendment to Subsidiary Security

Agreement, dated as of the Second Amendment Effective Date and duly executed and delivered on behalf of each Subsidiary of the Borrower that is a party thereto.

           SECTION 3.13. Supplement to Subsidiary Security Agreement. The Administrative Agent shall have received a Supplement to Subsidiary Security Agreement, substantially in the form of Annex I to the Subsidiary Security Agreement (after giving effect to the amendments set forth in the First Amendment to Subsidiary Security Agreement), dated as of the Second Amendment Effective Date and duly executed and delivered by each of Cruise America and each of its Subsidiaries (other than a Foreign Subsidiary, an SPC or a Non-Material Subsidiary), together with

                     (a) acknowledgment copies of properly filed Uniform Commercial Code financing statements (Form UCC-1) or such other evidence of filing as may be acceptable to the Administrative Agent, or in the discretion of the Administrative Agent copies suitable for filing, naming such Obligor, as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, filed or suitable for filing under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent pursuant to the Subsidiary Security Agreement;

                     (b) executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person (other than Liens permitted under Section 8.2.3 of the Credit Agreement) in any collateral described in the Subsidiary Security Agreement previously granted by such Obligor, together with such other Uniform Commercial Code Form UCC-3 termination statements as the Administrative Agent may reasonably request from such Obligor; and

                     (c) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near to the Second Amendment Effective Date, listing all effective financing statements, tax liens and judgment liens which name such Obligor (under its present names and any previous names thereof) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to clause (a) above, together with copies of such financing statements (none of which (other than those described in clause (a), if such Form UCC-11 or search report, as the case may be, is current enough to list such financing statements described in clause (a)) shall cover any collateral described in the Subsidiary Security Agreement).

           SECTION 3.14. Pro Forma Compliance Certificate. The Administrative Agent shall have received, with counterparts for each Lender, a Compliance Certificate executed by the chief financial or accounting Authorized Officer of the Parent certifying and showing (in reasonable detail and with appropriate calculations and computations in all respects reasonably satisfactory to the Administrative Agent) that on a historical pro forma basis (after giving effect to the Merger and all transactions related thereto (including all Indebtedness that would be assumed or incurred as a result of such acquisition) and all Business Acquisitions consummated prior thereto during the applicable periods thereunder) as of the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 8.1.1 of the Credit Agreement, financial statements have been, or are required to have been, delivered by the Borrower or the Parent and the Borrower would be in compliance with Section 8.2.4 of the Credit Agreement as of the last day of such Fiscal Quarter and would not suffer an increase in the Leverage Ratio as of such date.

           SECTION 3.15. Opinions of Counsel. The Administrative Agent shall have received (a) opinions, dated the Second Amendment Effective Date and addressed to the Administrative Agent and the Lenders, from counsel to the Obligors, in form and substance satisfactory to the Administrative Agent, and
(b) such reliance letters as it may reasonably request with respect to opinions delivered in connection with the Merger dated the Second Amendment Effective Date and addressed to the Agents and all of the Lenders.

           SECTION 3.16. Fees and Expenses. The Administrative Agent shall have received all fees and expenses due and payable pursuant to Section 5.4 (to the extent then invoiced) and pursuant to the Credit Agreement (including all previously invoiced fees and expenses).


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

           SECTION 4.1. Representations and Warranties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, each of the Borrower and the Parent hereby represents and warrants to each Agent and each Lender, as of the date hereof, as follows:

                     (a) the representations and warranties set forth in
           Article VII of the Credit Agreement (excluding, however, those contained in (i) Section 7.7 of the Credit Agreement and (ii)
           Section 7.8 of the Credit Agreement as such Section relates to the ownership by the Parent of Acquisition Corp. prior to the Merger and Cruise America immediately following the Merger) and in each other Loan Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date);

                     (b) except as disclosed by the Borrower or the Parent to the Agents, the Issuer and the Lenders pursuant to Section 7.7 of the Credit Agreement

                               (i) no labor controversy, litigation,
                     arbitration or governmental investigation or proceeding is pending or, to the best knowledge of the Borrower, threatened against the Borrower, the Parent or any of their respective Subsidiaries which might materially adversely affect the Parent's consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and

                               (ii) no development has occurred in any labor
                     controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section
                     7.7 of the Credit Agreement which might materially adversely affect the consolidated businesses, operations, assets, revenues, properties or prospects of the Borrower, the Parent and their respective Subsidiaries;

                     (c) no Default has occurred and is continuing, and neither the Borrower, the Parent nor any of their respective Subsidiaries nor any other Obligor is in material violation of any law or governmental regulation or court order or decree; and

                     (d) this Amendment has been duly authorized, executed and delivered by each of the Borrower and the Parent and constitutes a legal, valid and binding obligation of each such Person, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law.

           SECTION 4.2. Full Disclosure. Except as corrected by written information delivered to the Agents and the Lenders reasonably prior to the date on which this representation is made, all factual information heretofore or contemporaneously furnished by the Borrower or the Parent in writing to any Agent, the Issuer or any Lender for purposes of or in connection with this Amendment or any transaction contemplated hereby is true and accurate in every material respect and such information is not incomplete by omitting to state any material fact necessary to make such information not misleading. All projections delivered to any Agent or any Lender by or on behalf of any Borrower have been prepared in good faith by the Borrowers and represent the best estimates of the Borrowers, as of the date hereof, of the reasonably expected future performance of the businesses reflected in such projections.

           SECTION 4.3. Compliance with Credit Agreement. As of the execution and delivery of this Amendment, each Obligor is in compliance with all the terms and conditions of the Credit Agreement and the other Loan Documents to be observed or performed by it thereunder, and no Default has occurred and is continuing.

                                   ARTICLE V

                                 MISCELLANEOUS

           SECTION 5.1. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower, the Parent or any other Obligor which would require the consent of the Lenders under the Credit Agreement or any of the other Loan Documents.

           SECTION 5.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

           SECTION 5.3. Further Assurances. Each of the Borrower and the Parent hereby agrees that it will take any action that from time to time may be reasonably necessary to effectuate the amendments contemplated herein.

           SECTION 5.4. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Mayer, Brown, and Platt, as counsel for the Administrative Agent.

           SECTION 5.5. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

           SECTION 5.6. Execution of Amendment to Subsidiary Security Agreement and Amendment to Subsidiary Pledge Agreement. By their signatures below, the Required Lenders acknowledge that the Administrative Agent will be executing each of the First Amendment to Subsidiary Security Agreement and the Third Amendment to the Subsidiary Pledge Agreement.

           SECTION 5.7. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

           SECTION 5.8. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

           SECTION 5.9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

           SECTION 5.10. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.



               [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK.]

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    BUDGET RENT A CAR CORPORATION


                                    By: /s/ Robert L. Carpenter
                                       -------------------------------
                                       Name:
                                       Title:



                                    BUDGET GROUP INC., as a Guarantor


                                    By: /s/ Robert L. Carpenter
                                       -------------------------------
                                       Name:
                                       Title:

                                    CREDIT SUISSE FIRST BOSTON, as a Lender,
                                      and the Administrative Agent


                                    By: /s/ Joel Glodowski
                                       ----------------------------------------
                                       Name:  Joel Glodowski
                                       Title: Managing Director


                                    By: /s/ Daniel R. Wenger
                                       ----------------------------------------
                                       Name:  Daniel R. Wemger
                                       Title: Associate



                                    CREDIT SUISSE FIRST BOSTON, as the Issuer


                                    By: /s/ Joel Glodowski
                                       ----------------------------------------
                                       Name:  Joel Glodowski
                                       Title: Managing Director


                                    By: /s/ Daniel R. Wenger
                                       ----------------------------------------
                                       Name:  Daniel R. Wemger
                                       Title: Associate



                                    BANK OF HAWAII, as a Lender


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    THE BANK OF NEW YORK, as a Lender


                                    By: /s/ John R. Ciulla
                                       -------------------------------------
                                       Name:  John R. Ciulla
                                       Title: Assistant Vice President



                                    BANK POLSKA KASA OPIEKI, as a Lender


                                    By: /s/ Harvey Winter
                                       -------------------------------------
                                       Name:  Harvey Winter
                                       Title: Vice President



                                    BANK UNITED, as a Lender


                                    By: /s/ Mario Chiodetti
                                       -------------------------------------
                                       Name:  Mario Chiodetti
                                       Title: Director



                                    BHF BANK AKTIENGESELLSCHAFT, as a Lender


                                    By: /s/ Paul Travers
                                       -------------------------------------
                                       Name:  Paul Travers
                                       Title: V.P.


                                    By: /s/ Linda Pace
                                       -------------------------------------
                                       Name:  Linda Pace
                                       Title: Vice President

                                    CREDIT AGRICOLE INDOSUEZ, as a Lender


                                    By: /s/ Katherine L. Abbott
                                       ----------------------------------------
                                       Name:  Katherine L. Abbott
                                       Title: First Vice President


                                    By: /s/ David Bouhl
                                       ----------------------------------------
                                       Name:  David Bouhl, F.V.P.
                                       Title: Head of Corporate Banking Chicago


                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                      as a Lender

                                    By: /s/ Stephanie Johnson-DeVane
                                       ----------------------------------------
                                       Name:  Stephanie Johnson-DeVane
                                       Title: Executive Director
                                              CIBC Oppenheimer Corp., As Agent



                                    CREDIT LYONNAIS CHICAGO BRANCH, as a Lender


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                    IMPERIAL BANK, as a Lender


                                    By: /s/ Ray Vadalma
                                       ----------------------------------------
                                       Name:  Ray Vadalma
                                       Title: Senior Vice President

                                    LONG TERM CREDIT BANK OF JAPAN, as a Lender


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                    NATIONSBANK, N.A. (SOUTH), as a Lender


                                    By: /s/ Richard M. Starke
                                       ----------------------------------------
                                       Name:  Richard M. Starke
                                       Title: Vice President



                                    PNC BANK, KENTUCKY, INC., as a Lender


                                    By: /s/ James D. Neil
                                       ----------------------------------------
                                       Name:  James D. Neil
                                       Title: Vice President



                                    ROYAL BANK OF CANADA, as a Lender


                                    By: /s/ Monica Stettler
                                       ----------------------------------------
                                       Name:  Monica Stettler
                                       Title: Manager - Automotive Group



                                    THE TORONTO-DOMINION BANK, as a Lender


                                    By: /s/ Jorge A. Garcia
                                       ----------------------------------------
                                       Name:  Jorge A. Garcia
                                       Title: Mgr. Cr. Admin.

                                                                         ANNEX I
                                                             to Second Amendment
                                                             to Credit Agreement

                      AMENDMENT EFFECTIVE DATE CERTIFICATE

                               BUDGET GROUP, INC.
                          BUDGET RENT A CAR CORPORATION

         This Amendment Effective Date Certificate (this "Certificate") is delivered pursuant to Section 3.8 of the Amendment and Waiver No. 2 to Credit Agreement, dated as of January 28, 1998 (the "Second Amendment"), among Budget Rent a Car Corporation, a Delaware corporation (the "Borrower"), Budget Group, Inc. (formerly known as Team Rental Group, Inc.), a Delaware corporation (the "Parent"), the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders"), and Credit Suisse First Boston, as the administrative agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided for, or incorporated by reference, in the Credit Agreement.

         Each of the undersigned hereby certifies, represents and warrants, for and on behalf of the Parent and the Borrower, as the case may be, as of the Second Amendment Effective Date, as follows:

         1. Merger Consummated. The conditions to the obligations of the Parent and CA Acquisition Corporation, a Florida corporation and a Wholly Owned Subsidiary of the Parent ("Acquisition Corp."), to consummate the Merger set forth in the Plan and Agreement of Merger, dated as of November 25, 1997 (the "Merger Agreement", a true and complete copy of which, together with all agreements delivered in connection therewith, is attached hereto as Annex I), among Cruise America, the Parent and Acquisition Corp. have been satisfied in all material respects (without amendment or waiver of, or other forbearance to exercise any rights with respect to, any of the material terms or provisions thereof by the Parent or Acquisition Corp.), and the Merger has been consummated in accordance with the terms thereof.

         2. Consents, etc. All governmental and third party approvals and consents necessary or advisable in connection with the Merger (including this Amendment and each other amendment/waiver relating to any material agreement for borrowed money to which the Parent or any Subsidiary of the Parent is a party) and continuing operations of the Parent and its Subsidiaries (after giving effect to the consummation of the Merger) have been obtained and are in full force and effect and all applicable waiting periods have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Merger or the financing thereof. True and complete copies of all such governmental and third party approvals and consents are attached hereto as Annex II.

         3. No Material Adverse Change. There has not occurred a material adverse change in the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries, taken as a whole, or the Borrower and its Subsidiaries, taken as a whole, since December 31, 1996.

         4. Warranties, No Default, etc. Both before and after giving effect to the Second Amendment Effective Date, the following statements are true and correct

                  (a) the representations and warranties set forth in Article VII of the Credit Agreement (excluding, however, those contained in (i)
         Section 7.7 thereof and (ii) Section 7.8 thereof as such Section relates to the ownership by the Parent of Acquisition Corp. prior to the Merger and Cruise America immediately following the Merger) and in each other Loan Document are, in each case, true and correct with the same effect as if then made (unless stated to relate solely to an early date, in which case such representations and warranties are true and correct as of such earlier date);

                  (b) except as disclosed by the Borrower to the Agents, the Issuer and the Lenders pursuant to Section 7.7 of the Credit Agreement

                           (i) no labor controversy, litigation, arbitration or governmental investigation or proceeding is pending or, to the best knowledge of the Borrower, threatened against the Borrower, the Parent or any of their respective Subsidiaries which might materially adversely affect the Parent's consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and

                           (ii) no development has occurred in any labor
                  controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 7.7 of the Credit Agreement which might materially adversely affect the consolidated businesses, operations, assets, revenues, properties or prospects of the Borrower, the Parent and their respective Subsidiaries; and

                  (c) no Default has occurred and be continuing, and neither the Borrower, the Parent nor any of their respective Subsidiaries nor any other Obligor is in material violation of any law or governmental regulation or court order or degree.

         5. Material Subsidiaries. As of the Second Amendment Effective Date, all of the Subsidiaries of the Borrower which are not Non-material Subsidiaries or SPCs are, collectively, parties to the First Amendment to Subsidiary Security Agreement and the Third Amendment to Subsidiary Pledge Agreement and attached hereto as Annex III is a summary of such mergers.

         IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered, and the certification, representations and warranties contained herein to be duly made, by an Authorized Officer this ____ day of _________, 1998.

                                    BUDGET GROUP, INC.


                                    By
                                      ----------------------------------------
                                      Title:



                                    BUDGET RENT A CAR CORPORATION


                                    By
                                      ----------------------------------------
                                      Title:

                                                                         ANNEX I

                               [MERGER AGREEMENT]

                                                                        ANNEX II

                            [APPROVALS AND CONSENTS]

                                                                       ANNEX III

                               SUBSIDIARY MERGERS

                                                                        ANNEX II
                                                          to Second Amendment to
                                                                Credit Agreement


                                 FIRST AMENDMENT
                        TO SUBSIDIARY SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO SUBSIDIARY SECURITY AGREEMENT, dated as of January 28, 1998 (this "Amendment"), is made by and among each Subsidiary (as defined in the Credit Agreement referred to below) of Budget Rent A Car Corporation, a Delaware corporation (the "Borrower"), a signatory hereto (each a "Grantor" and collectively, the "Grantors") and the Administrative Agent (as defined below).


                              W I T N E S S E T H:

         WHEREAS, the Borrower, Budget Group, Inc. (formerly known as Team Rental Group, Inc.), a Delaware corporation (the "Parent"), the various financial institutions parties thereto (collectively, the "Lenders"), Nationsbanc Capital Markets, Inc., ("NationsBanc"), as a co-syndication agent (in such capacity, a "Co-Syndication Agent") for the Lenders and as the documentation agent (in such capacity, the "Documentation Agent") for the Lenders, and Credit Suisse First Boston, as a co-syndication agent (in such capacity, a "Co-Syndication Agent" and, together with NationsBanc, collectively, the "Co-Syndication Agents") for the Lenders, as administrative agent (in such capacity, the "Administrative Agent", and together with, the Co-Syndication Agents and the Documentation Agent, the "Agents") for the Lenders and as the arranger have heretofore entered into that certain Second Amendment to Credit Agreement, dated as of the date hereof (the "Second Amendment to Credit Agreement"), which amends that certain Credit Agreement, dated as of April 29, 1997 (as amended by the First Amendment to Credit Agreement, dated as of October 24, 1997, the "Credit Agreement") among such parties;

         WHEREAS, the Grantors and the Administrative Agent have heretofore entered into that certain Subsidiary Security Agreement, dated as of April 29, 1997 (the "Subsidiary Security Agreement");

         WHEREAS, the Grantors desire to amend the Subsidiary Security Agreement as set forth below; and

         WHEREAS, the Administrative Agent is willing, on and subject to the terms and conditions set forth below, to amend the Subsidiary Security Agreement, in each case as provided below (the Subsidiary Security Agreement, as amended pursuant to the terms of this Amendment, being referred to as the "Amended Subsidiary Security Agreement");

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, each Grantor and the Administrative Agent hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the first recital.

         "Amendment" is defined in the preamble.

         "Amended Subsidiary Security Agreement" is defined in the fourth recital.

         "Borrower" is defined in the preamble.

         "Credit Agreement" is defined in the first recital.

         "Grantor" and "Grantors" are defined in the preamble.

         "Lenders" is defined in the first recital.

         "Parent" is defined in the first recital.

         "Second Amendment to Credit Agreement" is defined in the first recital.

         "Subsidiary Security Agreement" is defined in the second recital.

         SECTION 1.2. Other Definitions. Terms for which meanings are provided for, or incorporated by reference, in the Second Amendment to Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.


                                   ARTICLE II

                   AMENDMENTS TO SUBSIDIARY SECURITY AGREEMENT

         SECTION 2.1. Amendment to Article I of the Subsidiary Security Agreement. Section 1.1 of the Subsidiary Security Agreement ("Defined Terms") is hereby amended by inserting in such Section the following definition in the appropriate alphabetical order:

                  "Grantor" and "Grantors" are defined in the preamble and shall include each other Person which may from time to time hereafter become a party hereto pursuant to Section 7.8.

         SECTION 2.2. Amendment to Article VII of the Subsidiary Security Agreement. Article VII of the Subsidiary Security Agreement ("Miscellaneous Provisions") is hereby amended by inserting a new Section 7.8 at the end thereof to read in its entirety as follows:

                  SECTION 7.8 Additional Grantors. Upon the execution and delivery by any other Person of an instrument in the form of Annex I hereto, such Person shall become a "Grantor" hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

         SECTION 2.3. Amendment to Schedules to the Subsidiary Security Agreement. The Schedules to the Subsidiary Security Agreement relating to each Grantor for whom corresponding Schedules are attached hereto shall be amended in their entirety to read as set forth in such corresponding Schedules hereto.

         SECTION 2.4. Addition of Annex I. The Subsidiary Security Agreement is hereby amended by inserting a new Annex I at the end thereof in the form of Annex I hereto.


                                   ARTICLE III

                                  MISCELLANEOUS

         SECTION 3.1. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Subsidiary Security Agreement shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of any Grantor, the Borrower, the Parent or any other Obligor which would require the consent of the Lenders under the Credit Agreement or any of the other Loan Documents.

         SECTION 3.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement. Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 3.3. Further Assurances. Each Grantor agrees that it will take any action that from time to time may be reasonably necessary to effectuate the amendments contemplated herein.

         SECTION 3.4. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         SECTION 3.5. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 3.6. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 3.7. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or general partners (or their respective officers) thereunto duly authorized as of the day and year first above written.

                                    BUDGET RENT-A-CAR SYSTEMS, INC.
                                    NYRAC, INC.
                                    BUDGET RENT-A-CAR
                                       INTERNATIONAL, INC.
                                    CONTROL RISK CORPORATION
                                    PHILIP JACOBS INSURANCE AGENCY,
                                       INC.
                                    RESERVATION SERVICES, INC.
                                    BRAC CREDIT CORPORATION
                                    AUTOMATED TRANSPORTATION, INC.
                                    MOISANT CAR SALES, INC.
                                    BUDGET SALES CORPORATION


                                    By
                                      ---------------------------------------
                                      Name:
                                      Title:



                                    TEAM CAR SALES OF SAN DIEGO,
                                      INC.
                                    VAN POOL SERVICES, INC.


                                    By
                                      ---------------------------------------
                                      Name:
                                      Title:



                                    TEAM REALTY SERVICES, INC.


                                    By
                                      ---------------------------------------
                                      Name:
                                      Title:

                                    DAYTON AUTO LEASE COMPANY,
                                       INC.


                                    By
                                      ---------------------------------------
                                      Name:
                                      Title:



                                    TEAM FLEET SERVICES
                                       CORPORATION


                                    By
                                      ---------------------------------------
                                      Name:
                                      Title:



                                    TEAM CAR SALES OF CHARLOTTE,
                                       INC.
                                    TEAM CAR SALES OF DAYTON, INC.
                                    TEAM CAR SALES OF RICHMOND,
                                       INC.
                                    BUDGET CAR SALES, INC. (formerly
                                       known as Team Car Sales, Inc.)
                                    VALCAR RENTAL CAR SALES, INC.
                                    TEAM CAR SALES OF PHILADELPHIA,
                                       INC.


                                    By
                                      ---------------------------------------
                                      Name:
                                      Title:

                                    TEAM CAR SALES OF SOUTHERN
                                       CALIFORNIA, INC.


                                    By
                                      ---------------------------------------
                                      Name:
                                      Title:



                                    IN MOTORS VI, LLC
                                    By ValCar Rental Car Sales, Inc., as a
                                       Member


                                    By
                                      ---------------------------------------
                                      Name:
                                      Title:



                                    TCS PROPERTIES, LLC
                                    By Budget Car Sales, Inc. (formerly known
                                       as Team Car Sales, Inc.), as a Member


                                    By
                                      ---------------------------------------
                                      Name:
                                      Title:



                                    CREDIT SUISSE FIRST BOSTON, as
                                       Administrative Agent


                                    By
                                      ---------------------------------------
                                      Name:
                                      Title:


                                    By
                                      ---------------------------------------
                                      Name:
                                      Title:

                                                                         ANNEX I
                                                           to First Amendment to
                                                   Subsidiary Security Agreement


                   SUPPLEMENT TO SUBSIDIARY SECURITY AGREEMENT

         This SUPPLEMENT NO. ___, dated as of ___________ __, ____ (this "Supplement"), to the Subsidiary Security Agreement, dated as of April 29, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement"), among the initial signatories thereto and each other Person which from time to time thereafter became a party thereto pursuant to Section 7.8 thereof (each, individually, a "Grantor", and, collectively, the "Grantors"), in favor of the Administrative Agent (as defined below) for the benefit of the Secured Parties (such and other capitalized terms being used herein with the meanings provided, or incorporated by reference, in the Security Agreement), is made by the undersigned.


                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Credit Agreement, dated as of April 29, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement") among Budget Rent A Car Corporation, a Delaware corporation (the "Borrower"), Budget Group, Inc. (formerly known as Team Rental Group, Inc.), a Delaware corporation (the "Parent"), the various financial institutions parties thereto (collectively, the "Lenders"), Nationsbanc Capital Markets, Inc., ("NationsBanc"), as a co-syndication agent (in such capacity, a "Co-Syndication Agent") for the Lenders and as the documentation agent (in such capacity, the "Documentation Agent") for the Lenders, and Credit Suisse First Boston, as a co-syndication agent (in such capacity, a "Co-Syndication Agent" and, together with NationsBanc, collectively, the "Co-Syndication Agents") for the Lenders, as administrative agent (in such capacity, the "Administrative Agent", and together with, the Co-Syndication Agents and the Documentation Agent, the "Agents") for the Lenders and as the arranger, the Lenders and the Issuer have extended Commitments to make, and have made, Credit Extensions to the Borrower;

         WHEREAS, as a condition precedent to the continued making and maintenance of the Credit Extensions under the Credit Agreement, the undersigned is required to execute and deliver this Supplement;

         WHEREAS, the undersigned has duly authorized the execution, delivery and performance of this Supplement and the Security Agreement;

         WHEREAS, the Security Agreement provides that additional parties may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement;

         WHEREAS, pursuant to the provisions of Section 7.8 of the Security Agreement, the undersigned is becoming a Grantor under the Security Agreement; and

         WHEREAS, the undersigned desires to become a Grantor under the Security Agreement in order to induce the Secured Parties to continue to make and maintain Credit Extensions under the Credit Agreement as consideration therefor;

         NOW, THEREFORE, the undersigned agrees, for the benefit of each Secured Party, as follows:

         SECTION 1. In accordance with the Security Agreement, the undersigned by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto as a Grantor and the undersigned hereby:

                  (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder;

                  (b) assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, a security interest in all of the following, whether now or hereafter existing or acquired by the undersigned (the "Collateral"):

                           (i) all Subject Assets and Related Contracts of the undersigned;

                           (ii) all Deposit Accounts of such Grantor and all cash, checks, drafts, notes, bills of exchange, money orders, and other like instruments, if any, now owned or hereafter acquired, held therein (or in sub-accounts thereof) and all certificates and instruments, if any, from time to time representing or evidencing such investments, and all interest, earnings and proceeds in respect thereof;

                           (iii) all certificates of deposit, securities, and
                  other investments, if any, now owned or hereafter acquired, of the Grantor and all certificates and instruments, if any;

                           (iv) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this clause (b); and

                           (v) all products, offspring, rents, issues, profits,
                  returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in subclauses (i) through
                  (iv), proceeds deposited from time to time in any Deposit Account of such Grantor, and to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral);

                  (c) agrees that the Schedule attached hereto shall be deemed to be a Schedule thereto; and

                  (d) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof.

         In furtherance of the foregoing, each reference to a "Grantor" in the Security Agreement shall be deemed to include the undersigned.

         SECTION 2. The undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by the undersigned and constitutes a legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

         SECTION 3. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

         SECTION 4. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired.

         SECTION 5. Without limiting the provisions of the Credit Agreement (or any other Loan Document, including the Security Agreement), the undersigned agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including reasonable attorneys' fees and expenses of the Administrative Agent.

         SECTION 6. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. THIS SUPPLEMENT, THE SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION 7. This Supplement hereby incorporates by reference the provisions of the Security Agreement, which provisions are deemed to be a part hereof, and this Supplement shall be deemed to be a part of the Security Agreement.

         SECTION 8. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


                [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                    [NAME OF ADDITIONAL GRANTOR]


                                    By
                                      ---------------------------------------
                                      Name:
                                      Title:



ACKNOWLEDGED AND ACCEPTED BY:

CREDIT SUISSE FIRST BOSTON, as
    Administrative Agent


By
  -------------------------------
  Name:
  Title:


By
  -------------------------------
  Name:
  Title:

                                                                      SCHEDULE I
                                                            to Supplement No. __
                                                   Subsidiary Security Agreement
                                                  ([NAME OF ADDITIONAL GRANTOR])


Item A.  Location of Deposit Accounts

                                                                        Contact
        Bank Name and Address                Account Number             Person
        ---------------------                --------------             ------
1.
2.
3.

Item B.  Place(s) of Business and Chief Executive Office


Item C.  Trade Names


Item D.  Merger or Other Corporate Reorganization


Item E.  Government Contracts

                                                                       ANNEX III
                                                          to Second Amendment to
                                                                Credit Agreement


                      SUPPLEMENT TO PARENT PLEDGE AGREEMENT

         This SUPPLEMENT NO. 1, dated as of January 28, 1998 (this "Supplement"), to the Parent Pledge Agreement, dated as of April 29, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Pledge Agreement"), made by Budget Group, Inc. (formerly known as Team Rental Group, Inc.), a Delaware corporation (the "Parent"), in favor of the Administrative Agent (as defined below) for the benefit of the Secured Parties (such and other capitalized terms being used herein with the meanings provided, or incorporated by reference, in the Pledge Agreement), is made by the Parent.


                              W I T N E S S E T H:

         WHEREAS, Budget Rent A Car Corporation, a Delaware corporation (the "Borrower"),Budget Group, Inc. (formerly known as Team Rental Group, Inc.), a Delaware corporation (the "Parent"), the various financial institutions parties thereto (collectively, the "Lenders"), Nationsbanc Capital Markets, Inc., ("NationsBanc"), as a co-syndication agent (in such capacity, a "Co-Syndication Agent") for the Lenders and as the documentation agent (in such capacity, the "Documentation Agent") for the Lenders, and Credit Suisse First Boston, as a co-syndication agent (in such capacity, a "Co-Syndication Agent" and, together with NationsBanc, collectively, the "Co-Syndication Agents") for the Lenders, as administrative agent (in such capacity, the "Administrative Agent", and together with, the Co-Syndication Agents and the Documentation Agent, the "Agents") for the Lenders and as the arranger have heretofore entered into that certain Second Amendment to Credit Agreement, dated as of the date hereof (the "Second Amendment to Credit Agreement"), which amends that certain Credit Agreement, dated as of April 29, 1997 (as amended by the First Amendment to Credit Agreement, dated as of October 24, 1997, the "Credit Agreement") among such parties; and

         WHEREAS, in connection with the Second Amendment, the Parent desires to Supplement the Attachment to the Pledge Agreement;

         NOW, THEREFORE, the Parent agrees, for the benefit of each Secured Party, as follows:

         SECTION 1. In accordance with the Pledge Agreement, the Parent by its signature desires to assign and pledge its shares of Cruise America, Inc., a Florida corporation to the Administrative Agent for the benefit of the Secured Parties and the Pledgor hereby:

                  (a) acknowledes and reaffirms all of the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder (including as such terms and provisions relate to its pledge and assignment of its shares of the Borrower);

                  (b) not in limitation of clause (a) but in furtherance thereof, pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, a continuing security interest in, all of the following property of the Pledgor (the "Collateral"):

                           (i) all issued and outstanding shares of Capital Stock of each Pledged Share Issuer identified in Item A of Attachment 1 hereto (as such Attachment may be further supplemented by the Pledgor and accepted by the Administrative Agent);

                           (ii) all other Pledged Shares issued from time to time;

                           (iii) all promissory notes of each Pledged Note
                  Issuer identified in Item B of Attachment 1 hereto (as such Attachment may be further supplemented by the Pledgor and accepted by the Administrative Agent);

                           (iv) all other Pledged Notes issued from time to time;

                           (v) all other Pledged Property, whether now or hereafter delivered to the Administrative Agent in connection with this Pledge Agreement;

                           (vi) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Property; and

                           (vii) all proceeds of any of the foregoing;

                  (c) agrees that the Attachment attached hereto shall be deemed to be an Attachment thereto; and

                  (d) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof.

         In furtherance of the foregoing, each reference to a "Pledgor" in the Pledge Agreement shall be deemed to include the Pledgor.

         SECTION 2. The Pledgor hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor, enforceable against it in accordance with its terms.

         SECTION 3. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect in accordance with its terms.

         SECTION 4. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired.

         SECTION 5. Without limiting the provisions of the Credit Agreement (or any other Loan Document, including the Pledge Agreement), the Pledgor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including reasonable attorneys' fees and expenses of the Administrative Agent.

         SECTION 6. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. THIS SUPPLEMENT, THE PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION 7. This Supplement hereby incorporates by reference the provisions of the Pledge Agreement, which provisions are deemed to be a part hereof, and this Supplement shall be deemed to be a part of the Pledge Agreement.

         SECTION 8. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


                [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the Pledgor has caused this Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                    BUDGET GROUP INC.


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:



ACKNOWLEDGED AND ACCEPTED BY:

CREDIT SUISSE FIRST BOSTON, as
    Administrative Agent


By:
   -----------------------------
      Name:
      Title:


By:
   -----------------------------
      Name:
      Title:

                                                                      SCHEDULE I
                                                            to Supplement No. __
                                                         Parent Pledge Agreement
                                                            (Budget Group, Inc.)



Item A. Pledged Shares

                                                                     Capital Stock
                                                                     -------------

                                           Authorized                 Outstanding                 % of Shares
Pledged Share Issuer                         Shares                     Shares                      Pledged
--------------------                       ----------                 -----------                 -----------
Budget Rent A Car Corporation              4,250,000                   2,740,000                     100%

Cruise America, Inc.


Item B. Pledged Notes

Pledged Note Issuer                                    Description
-------------------                                    -----------
None.


Item C. Additional Subsidiaries

None.

                                                                        ANNEX IV
                                                          to Second Amendment to
                                                                Credit Agreement


                                 THIRD AMENDMENT
                         TO SUBSIDIARY PLEDGE AGREEMENT

         THIS THIRD AMENDMENT TO SUBSIDIARY PLEDGE AGREEMENT, dated as of January 28, 1998 (this "Amendment"), is made by and among each Subsidiary (as defined in the Credit Agreement referred to below) of Budget Rent A Car Corporation, a Delaware corporation (the "Borrower"), a signatory hereto (each a "Pledgor" and collectively, the "Pledgors") and the Administrative Agent (as defined below).


                              W I T N E S S E T H:

         WHEREAS, the Borrower, Budget Group, Inc. (formerly known as Team Rental Group, Inc.), a Delaware corporation (the "Parent"), the various financial institutions parties thereto (collectively, the "Lenders"), Nationsbanc Capital Markets, Inc., ("NationsBanc"), as a co-syndication agent (in such capacity, a "Co-Syndication Agent") for the Lenders and as the documentation agent (in such capacity, the "Documentation Agent") for the Lenders, and Credit Suisse First Boston, as a co-syndication agent (in such capacity, a "Co-Syndication Agent" and, together with NationsBanc, collectively, the "Co-Syndication Agents") for the Lenders, as administrative agent (in such capacity, the "Administrative Agent", and together with, the Co-Syndication Agents and the Documentation Agent, the "Agents") for the Lenders and as the arranger have heretofore entered into that certain Second Amendment to Credit Agreement, dated as of the date hereof (the "Second Amendment to Credit Agreement"), which amends that certain Credit Agreement, dated as of April 29, 1997 (as amended by the First Amendment to Credit Agreement, dated as of October 24, 1997, the "Credit Agreement") among such parties;

         WHEREAS, the Pledgors and the Administrative Agent have heretofore entered into that certain Subsidiary Pledge Agreement, dated as of April 29, 1997 (as amended by the First Amendment to Subsidiary Pledge Agreement, dated as of October 24, 1997 and the Second Amendment to Subsidiary Pledge Agreement, dated as of November 26, 1997, the "Subsidiary Pledge Agreement");

         WHEREAS, the Pledgors desire to amend the Subsidiary Pledge Agreement as set forth below; and

         WHEREAS, the Administrative Agent is willing, on and subject to the terms and conditions set forth below, to amend the Subsidiary Pledge Agreement, in each case as provided below (the Subsidiary Pledge Agreement, as amended pursuant to the terms of this Amendment, being referred to as the "Amended Subsidiary Pledge Agreement");

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, each Pledgor and the Administrative Agent hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the first recital.

         "Amendment" is defined in the preamble.

         "Amended Subsidiary Pledge Agreement" is defined in the fourth recital.

         "Borrower" is defined in the preamble.

         "Credit Agreement" is defined in the first recital.

         "Lenders" is defined in the first recital.

         "Parent" is defined in the first recital.

         "Pledgor" and "Pledgors" are defined in the preamble.

         "Second Amendment to Credit Agreement" is defined in the first recital.

         "Subsidiary Pledge Agreement" is defined in the second recital.

         SECTION 1.2. Other Definitions. Terms for which meanings are provided for, or incorporated by reference, in the Second Amendment to Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.


                                   ARTICLE II

                    AMENDMENTS TO SUBSIDIARY PLEDGE AGREEMENT

         SECTION 2.1. Amendment to Article I of the Subsidiary Pledge Agreement.
Section 1.1 of the Subsidiary Pledge Agreement ("Defined Terms") is hereby amended by inserting in such Section the following definition in the appropriate alphabetical order:

                  "Pledgor" and "Pledgors" are defined in the preamble and shall include each other Person which may from time to time hereafter become a party hereto pursuant to Section 7.9.

         SECTION 2.2. Amendment to Article VII of the Subsidiary Pledge Agreement. Article VII of the Subsidiary Pledge Agreement ("Miscellaneous Provisions") is hereby amended by inserting a new Section 7.9 at the end thereof to read in its entirety as follows:

                  SECTION 7.9 Additional Pledgors. Upon the execution and delivery by any other Person of an instrument in the form of Annex I hereto, such Person shall become a "Pledgor" hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of any such instrument shall not require the consent of any other Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Pledge Agreement.

         SECTION 2.3. Amendment to Attachment 1 to the Subsidiary Pledge Agreement. Attachment 1 to the Subsidiary Pledge Agreement relating to each Pledgor for whom a corresponding Attachment 1 is attached hereto shall be amended in its entirety to read as set forth in such corresponding Attachment 1 hereto.

         SECTION 2.4. Addition of Annex I. The Subsidiary Pledge Agreement is hereby amended by inserting a new Annex I at the end thereof in the form of Annex I hereto.


                                   ARTICLE III

                                  MISCELLANEOUS

         SECTION 3.1. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Subsidiary Pledge Agreement shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of any Pledgor, the Borrower, the Parent or any other Obligor which would require the consent of the Lenders under the Credit Agreement or any of the other Loan Documents.

         SECTION 3.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement. Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 3.3. Further Assurances. Each Pledgor agrees that it will take any action that from time to time may be reasonably necessary to effectuate the amendments contemplated herein.

         SECTION 3.4. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         SECTION 3.5. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 3.6. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 3.7. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or general partners (or their respective officers) thereunto duly authorized as of the day and year first above written.

                                    BUDGET RENT-A-CAR SYSTEMS, INC.
                                    NYRAC, INC.
                                    BUDGET RENT-A-CAR
                                       INTERNATIONAL, INC.
                                    CONTROL RISK CORPORATION
                                    PHILIP JACOBS INSURANCE AGENCY,
                                       INC.
                                    RESERVATION SERVICES, INC.
                                    BRAC CREDIT CORPORATION
                                    AUTOMATED TRANSPORTATION, INC.
                                    MOISANT CAR SALES, INC.
                                    BUDGET SALES CORPORATION


                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:



                                    LEE-AL, INC.
                                    WESTEAM ENTERPRISES, INC.
                                    TEAM CAR SALES OF SAN DIEGO,
                                       INC.
                                    VAN POOL SERVICES, INC.


                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:



                                    TEAM REALTY SERVICES, INC.


                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    DAYTON AUTO LEASE COMPANY,
                                       INC.


                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:



                                    TEAM FLEET SERVICES
                                       CORPORATION


                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:



                                    TEAM CAR SALES OF CHARLOTTE,
                                       INC.
                                    TEAM CAR SALES OF DAYTON, INC.
                                    TEAM CAR SALES OF RICHMOND,
                                       INC.
                                    BUDGET CAR SALES, INC. (formerly
                                       known as Team Car Sales, Inc.)
                                    VALCAR RENTAL CAR SALES, INC.
                                    TEAM CAR SALES OF PHILADELPHIA,
                                       INC.


                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    TEAM CAR SALES OF SOUTHERN
                                       CALIFORNIA, INC.


                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:



                                    IN MOTORS VI, LLC
                                    By ValCar Rental Car Sales, Inc., as a
                                       Member


                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:



                                    TCS PROPERTIES, LLC
                                    By Budget Car Sales, Inc. (formerly known
                                       as Team Car Sales, Inc.), as a Member


                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:



                                    CREDIT SUISSE FIRST BOSTON, as
                                       Administrative Agent


                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:


                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                                                         ANNEX I
                                                           to Third Amendment to
                                                     Subsidiary Pledge Agreement


                    SUPPLEMENT TO SUBSIDIARY PLEDGE AGREEMENT

         This SUPPLEMENT NO. ___, dated as of ___________ __, ____ (this "Supplement"), to the Subsidiary Pledge Agreement, dated as of April 29, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Pledge Agreement"), among the initial signatories thereto and each other Person which from time to time thereafter became a party thereto pursuant to Section 7.9 thereof (each, individually, a "Pledgor", and, collectively, the "Pledgors"), in favor of the Administrative Agent (as defined below) for the benefit of the Secured Parties (such and other capitalized terms being used herein with the meanings provided, or incorporated by reference, in the Pledge Agreement), is made by the undersigned.


                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Credit Agreement, dated as of April 29, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement") among Budget Rent A Car Corporation, a Delaware corporation (the "Borrower"), Budget Group, Inc. (formerly known as Team Rental Group, Inc.), a Delaware corporation (the "Parent"), the various financial institutions parties thereto (collectively, the "Lenders"), Nationsbanc Capital Markets, Inc., ("NationsBanc"), as a co-syndication agent (in such capacity, a "Co-Syndication Agent") for the Lenders and as the documentation agent (in such capacity, the "Documentation Agent") for the Lenders, and Credit Suisse First Boston, as a co-syndication agent (in such capacity, a "Co-Syndication Agent" and, together with NationsBanc, collectively, the "Co-Syndication Agents") for the Lenders, as administrative agent (in such capacity, the "Administrative Agent", and together with, the Co-Syndication Agents and the Documentation Agent, the "Agents") for the Lenders and as the arranger, the Lenders and the Issuer have extended Commitments to make, and have made, Credit Extensions to the Borrower;

         WHEREAS, as a condition precedent to the continued making and maintenance of the Credit Extensions under the Credit Agreement, the undersigned is required to execute and deliver this Supplement;

         WHEREAS, the undersigned has duly authorized the execution, delivery and performance of this Supplement and the Pledge Agreement;

         WHEREAS, the Pledge Agreement provides that additional parties may become Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement;

         WHEREAS, pursuant to the provisions of Section 7.9 of the Pledge Agreement, the undersigned is becoming a Pledgor under the Pledge Agreement; and

         WHEREAS, the undersigned desires to become a Pledgor under the Pledge Agreement in order to induce the Secured Parties to continue to make and maintain Credit Extensions under the Credit Agreement as consideration therefor;

         NOW, THEREFORE, the undersigned agrees, for the benefit of each Secured Party, as follows:

         SECTION 1. In accordance with the Pledge Agreement, the undersigned by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if it were an original signatory thereto as a Pledgor and the undersigned hereby:

                  (a) agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder;

                  (b) pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, a continuing security interest in, all of the following property of the undersigned (the "Collateral"):

                           (i) all issued and outstanding shares of Capital Stock of each Pledged Share Issuer identified in Item A of Attachment 1 hereto (as such Attachment may be further supplemented by the undersigned and accepted by the Administrative Agent);

                           (ii) all other Pledged Shares issued from time to time;

                           (iii) all promissory notes of each Pledged Note
                  Issuer identified in Item B of Attachment 1 hereto (as such Attachment may be further supplemented by the undersigned and accepted by the Administrative Agent);

                           (iv) all other Pledged Notes issued from time to time;

                           (v) all other Pledged Property, whether now or hereafter delivered to the Administrative Agent in connection with this Pledge Agreement;

                           (vi) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Property; and

                           (vii) all proceeds of any of the foregoing;

                  (c) agrees that the Attachment attached hereto shall be deemed to be an Attachment thereto; and

                  (d) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof.

         In furtherance of the foregoing, each reference to a "Pledgor" in the Pledge Agreement shall be deemed to include the undersigned.

         SECTION 2. The undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by the undersigned and constitutes a legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

         SECTION 3. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect in accordance with its terms.

         SECTION 4. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired.

         SECTION 5. Without limiting the provisions of the Credit Agreement (or any other Loan Document, including the Pledge Agreement), the undersigned agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including reasonable attorneys' fees and expenses of the Administrative Agent.

         SECTION 6. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. THIS SUPPLEMENT, THE PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION 7. This Supplement hereby incorporates by reference the provisions of the Pledge Agreement, which provisions are deemed to be a part hereof, and this Supplement shall be deemed to be a part of the Pledge Agreement.

         SECTION 8. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


                [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                    [NAME OF ADDITIONAL PLEDGOR]


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:



ACKNOWLEDGED AND ACCEPTED BY:

CREDIT SUISSE FIRST BOSTON, as
    Administrative Agent


By:
   --------------------------------
   Name:
   Title:


By:
   --------------------------------
   Name:
   Title:

                                                                      SCHEDULE I
                                                            to Supplement No. __
                                                     Subsidiary Pledge Agreement
                                                  ([NAME OF ADDITIONAL PLEDGOR])



Item A. Pledged Shares

                                                   Capital Stock
                                                   -------------

                                   Authorized       Outstanding      % of Shares
Pledged Share Issuer                 Shares           Shares           Pledged
--------------------               ----------       -----------      -----------





Item B. Pledged Notes


Pledged Note Issuer                 Description
-------------------                 -----------






Item C. Additional Subsidiaries

                                 AMENDMENT NO. 3
                               TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of March 13, 1998 (this "Amendment"), is made by and among BUDGET RENT A CAR CORPORATION, a Delaware corporation (the "Borrower"), BUDGET GROUP, INC., a Delaware corporation (the "Parent"), the Lenders (as defined below) parties hereto and the Administrative Agent (as defined below).


                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Parent, the various financial institutions parties thereto (collectively, the "Lenders"), Credit Suisse First Boston, as a co-syndication agent (in such capacity, a "Co-Syndication Agent") for the Lenders ("CSFB"), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders and as the arranger, and Nationsbanc Capital Markets, Inc., ("NationsBanc"), as a co-syndication agent (in such capacity, a "Co-Syndication Agent" and, together with CSFB, collectively, the "Co-Syndication Agents") for the Lenders and as the documentation agent (in such capacity, the "Documentation Agent", and, together with the Co-Syndication Agents and the Administrative Agent, the "Agents") for the Lenders, have heretofore entered into that certain Credit Agreement, dated as of April 29, 1997 (as amended by the First Amendment to Credit Agreement, dated as of October 24, 1997, and Amendment and Waiver No. 2 to Credit Agreement, dated as of January 28, 1998, the "Credit Agreement");

         WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend the Credit Agreement, on the terms and subject to the conditions hereof, in order to provide, among other things, the specific provisions pursuant to which the Borrower may pledge Eligible Repurchase Vehicles and Eligible Non-Repurchase Vehicles as collateral under the Credit Agreement; and

         WHEREAS, the Lenders and the Administrative Agent are willing, on the terms and subject to the conditions set forth below, to amend the Credit Agreement as provided below (the Credit Agreement, as amended pursuant to the terms of this Amendment, being referred to as the "Amended Credit Agreement");

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Parent, the Lenders and the Administrative Agent hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the first recital.

         "Agents" is defined in the first recital.

         "Amended Credit Agreement" is defined in the third recital.

         "Amendment" is defined in the preamble.

         "Amendment Effective Date Certificate" means the certificate executed and delivered by the Borrower and the Parent pursuant to Section 3.6, substantially in the form of Annex I hereto.

         "Borrower" is defined in the preamble.

         "Consent" means a consent under the Letter of Credit Reimbursement Agreement substantially in the form attached hereto as Exhibit A.

         "Credit Agreement" is defined in the first recital.

         "Lenders" is defined in the first recital.

         "Letter of Credit Reimbursement Agreement" means the Letter of Credit Reimbursement Agreement dated as of April 29, 1997, among Budget Funding Corporation, Budget Systems, certain subsidiaries, affiliates and non-affiliates of Budget Group, Inc., TFFC, the Borrower and Credit Suisse First Boston, as credit enhancer, as heretofore or hereafter amended or otherwise modified in accordance with its terms.

         "Parent" is defined in the preamble.

         "Third Amendment Effective Date" is defined in Section 3.1.

         SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Amended Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                   ARTICLE II

                                   AMENDMENTS

         Effective on (and subject to the occurrence of) the Third Amendment Effective Date, certain provisions of the Credit Agreement are hereby amended in accordance with this Article II; except expressly as so amended by this Amendment, the Credit Agreement shall continue in full force and effect in accordance with its terms.

         SECTION 2.1. Amendments to Section 1.1 of the Credit Agreement. Section
1.1 of the Credit Agreement ("Defined Terms") is amended in accordance with Sections 2.1.1 and 2.1.2.

         SECTION 2.1.1. Section 1.1 of the Credit Agreement is amended by inserting in such Section the following definitions in the appropriate alphabetical order:

         "Amended Borrower Security Agreement" means the Amended and Restated Borrower Security Agreement dated as of March 13, 1998 by the Borrower in favor of the Administrative Agent.

         "Capitalized Cost" of a Pledged Vehicle means the costs and expenses incurred by the Borrower in connection with the acquisition of such Pledged Vehicle as established by the invoice delivered in connection with such Pledged Vehicle.

         "Collateral Agency Agreement" means the Collateral Agency Agreement, dated as of March 13, 1998 among the Borrower, as grantor, TFFC, as nominee titleholder, the Collateral Agent, not in its individual capacity but solely as collateral agent for the Administrative Agent, and the Administrative Agent under the Credit Agreement, substantially in the form attached to the Third Amendment as Exhibit B, as heretofore or hereafter amended or otherwise modified in accordance with its terms.

         "Collateral Agent" means Bankers Trust Company, in its capacity as collateral agent under the Collateral Agency Agreement, and its successors thereunder.

         "Depreciation Charges" means, (a) with respect to any Pledged Vehicle that is an Eligible Repurchase Vehicle, the scheduled monthly depreciation charge set forth by the Manufacturer in its Repurchase Program for such Pledged Vehicle calculated on a daily basis and (b) with respect to any Pledged Vehicle that is a Non-Repurchase Vehicle, the monthly depreciation charge set forth in the related Depreciation Schedule. If such charge is expressed as a percentage, the Depreciation Charges for such Pledged Vehicle shall be such percentage multiplied by the Capitalized Cost for such Vehicle, calculated on a daily basis. For any Pledged Vehicle not held for a full Related Month in the month of acquisition or disposition, the Depreciation Charges shall be prorated by multiplying the otherwise applicable Depreciation Charges by a fraction, the numerator of which is the number of days from the date depreciation commences (in accordance with the applicable Repurchase Program, if such Pledged Vehicle is an Eligible Repurchase

Vehicle) with respect to such Pledged Vehicle to the first day of the next month and the denominator of which is the number of days in such month. For the month in which an Eligible Repurchase Vehicle is turned back to the applicable Manufacturer, the Depreciation Charges shall be prorated by multiplying the otherwise applicable Depreciation Charges by a fraction, the numerator of which is the number of days from the first day of such month to the Turnback Date for such Pledged Vehicle and the denominator of which is the number of days in such month. In the event a Pledged Vehicle is sold to a third party, the Depreciation Charges shall be prorated by multiplying the otherwise applicable Depreciation Charges by a fraction, the numerator of which is the number of days from the first day of such month to the date proceeds were received on the sale of such Pledged Vehicle and the denominator of which is the number of days in such month.

         "Depreciation Schedule" means, with respect to a Non-Repurchase Vehicle, a schedule of estimated monthly depreciation prepared by the Servicer in accordance with GAAP and revised from time to time in the Servicer's sole discretion.

         "Determination Date" means the second Business Day prior to each Reference Date.

         "Eligible Manufacturer" means any of the following: Chrysler Corporation, Ford Motor Company/Jaguar, General Motors Corporation, Mazda Motors of America, Inc., Nissan Motors Corporation in U.S.A., Inc., Toyota Motor Sales, U.S.A., Inc., Volkswagen of America, Honda Motor Company, Hyundai Motor Company Ltd., Subaru of America, SAAB Automobile, Navistar International, and Isuzu Motors Ltd.; provided that no Manufacturer will be deemed an Eligible Manufacturer if a Manufacturer Event of Default has occurred and is continuing with respect to such Manufacturer.

         "Eligible Repurchase Program" means a repurchase program or guaranteed depreciation program (a) of an Eligible Manufacturer, (b) pursuant to which the repurchase price (or the price guaranteed to be received at auction) is at least equal to the Capitalized Cost of each vehicle, minus all Depreciation Charges accrued with respect to such vehicle prior to the date that the vehicle is submitted for repurchase or auction, minus Excess Mileage Charges, Excess Damage Charges and any other charges specified in such program, (c) that cannot be amended or terminated with respect to any vehicle after the purchase of that vehicle, (d) with respect to which a Manufacturer Event of Default has not occurred which is continuing, (e) the terms of which are otherwise acceptable to the Administrative Agent, and (f) the benefits of which have been collaterally assigned to the Collateral Agent by an agreement acknowledged in writing by the related Manufacturer and TFFC and the Collateral Agent have been provided with an opinion of counsel or, if agreed by the Administrative Agent, a certificate of an officer of the Manufacturer, in form and substance reasonably satisfactory to such parties, that TFFC and the Collateral Agent can enforce the applicable Manufacturer's obligations thereunder.

         "Excess Damage Charges" means, with respect to any Repurchase Vehicle, the amount charged to the Borrower or the Nominee, or deducted from the Repurchase Price (as defined in the Amended Borrower Security Agreement), by the Manufacturer of such Repurchase Vehicle due to damage over a prescribed limit to the Repurchase Vehicle at the time that the Repurchase Vehicle is turned in to such Manufacturer or its agent for repurchase pursuant to the applicable Repurchase Program.

         "Excess Mileage Charges" means, with respect to any Repurchase Vehicle, the amount charged to the Grantor or the Nominee, or deducted from the Repurchase Price, by the Manufacturer of such Repurchase Vehicle due to the fact that such Vehicle has mileage over a prescribed limit at the time that such Vehicle is turned in to such Manufacturer or its agent for repurchase pursuant to the applicable Repurchase Program.

         "Fair Market Value" means with respect to a Pledged Vehicle that is a Non-Repurchase Vehicle on any date of determination, the market value of such Pledged Vehicle as specified in the most recently published NADA Guide for the model class and model year of such Pledged Vehicle based on the average equipment and the average mileage of each Non-Repurchase Vehicle of such model class and model year then currently pledged under the Credit Agreement. If such Non-Repurchase Vehicle is not listed in the most recently published NADA Guide, then the Black Book Official Finance/Lease Guide (the "Lease Guide") shall be used to estimate the wholesale price of the Non-Repurchase Vehicle, based on the Non-Repurchase Vehicle's model class and model year for which the wholesale price of such vehicle is not so published in the NADA Guide; provided, however, that if the Lease Guide is unavailable, the Fair Market Value of such Non-Repurchase Vehicle shall be based on an independent third-party data source approved by the Supermajority Lenders based on the average mileage of each Non-Repurchase Vehicle of such model class and model year then pledged under the Credit Agreement or based upon such other methodology approved by the Supermajority Lenders.

         "Independent Accountant's Report" means the report of a firm of nationally recognized independent public accountants (who may also render other services to the Servicer) to the effect that they have performed certain agreed upon procedures with respect to (a) the calculation of disposition proceeds obtained from the sale or other disposition of all Non-Repurchase Vehicles (other than casualties) sold or otherwise disposed of during each Related Month in such period and compared such calculations of disposition proceeds with the corresponding amounts set forth in the Monthly Reports prepared by the Borrower and the Servicer, (b) the calculation of the Net Book Value of all Pledged Vehicles and the Non-Repurchase Value of all Non-Repurchase Vehicles for the Related Month and compared such amounts with the corresponding amounts set forth in the Monthly Reports, and that on the basis of such comparison such accountants are of the opinion that such amounts are in agreement, except for such exceptions as they do not believe to be material and such other exceptions as shall be set forth in such report and acceptable to the Administrative Agent.

         "Manufacturer" means a manufacturer of Pledged Vehicles.

         "Manufacturer Event of Default" means, with respect to any Manufacturer, (a) the failure of such Manufacturer to pay any amount when due pursuant to the related Repurchase Program with respect to a Pledged Vehicle turned in to such Manufacturer or delivered to an authorized auction site pursuant to the related Repurchase Program; provided, however, that such failure continues for more than sixty (60) days following the Turnback Date such that the aggregate of any such amounts not paid for more than sixty (60) days are in the aggregate in excess of $3,500,000 net of amounts that are the subject of a good faith dispute as evidenced in writing by either the Borrower or the Manufacturer questioning the accuracy of the amounts paid or payable in respect of certain Pledged Vehicles tendered for repurchase, or delivered to an authorized auction site, under a Repurchase Program, (b) the termination of such Manufacturer's Repurchase Program, (c) the occurrence of an event described in any of clauses (a) through (e) of Section 9.1.9 with respect to such Manufacturer, (d) such Manufacturer is no longer an Eligible Manufacturer or (e) the Repurchase Program of a Manufacturer shall no longer be an Eligible Repurchase Program.

         "Monthly Report" means a report specifying (a) the vehicle identification numbers for all Pledged Vehicles pledged under the Credit Agreement during the Related Month, (b) the Net Book Value of all Eligible Repurchase Vehicles as of the end of the Related Month, (c) the Non-Repurchase Value of all Eligible Non-Repurchase Vehicles as of the end of the Related Month, (d) the vehicle identification numbers for all Eligible Repurchase Vehicles that have been turned back to the Manufacturer for repurchase or auction during the Related Month and the repurchase prices therefor, (e) the vehicle identification numbers and Net Book Value or Non-Repurchase Value, as applicable, of all Pledged Vehicles that became casualties during the Related Month, (f) the aggregate disposition proceeds received in respect of Pledged Vehicles during the Related Month and (g) the aggregate Depreciation Charges with respect to all Pledged Vehicles during the Related Month.

         "Net Book Value" means, with respect to a Pledged Vehicle, (a) as of any date of determination during the period from the Pledge Date for such Pledged Vehicle to but excluding the Determination Date with respect to the Related Month in which such Pledge Date occurs (such Determination Date, the "Initial Determination Date" for such Pledged Vehicle), the Starting Net Book Value of such Pledged Vehicle, (b) as of the Initial Determination Date for such Pledged Vehicle, (i) the Starting Net Book Value for such Pledged Vehicle minus
(ii) the aggregate Depreciation Charges accrued with respect to such Pledged Vehicle through the last day of the Related Month in which the Pledge Date for such Pledged Vehicle occurred, (c) as of any Determination Date after the Initial Determination Date, (i) the Net Book Value of such Pledged Vehicle as calculated on the immediately preceding Determination Date minus (ii) the aggregate Depreciation Charges accrued with respect to such Pledged Vehicle during the Related Month (through the last day thereof). After the Initial Determination Date, on any day which is not a Determination Date, the Net Book Value of a Pledged Vehicle shall be the Net Book Value calculated for such Pledged Vehicle on the most recent Determination Date.

         "Nominee Agreement" means a Vehicle Title Nominee Agreement dated as of March 13, 1998 between the Borrower and TFFC or another Affiliate of the Borrower, substantially in the form attached to the Third Amendment as Exhibit C, as any such Vehicle Title Nominee Agreement may heretofore or hereafter be amended or otherwise modified in accordance with its terms.

         "Non-Repurchase Value" means, with respect to any Pledged Vehicle that is a Non-Repurchase Vehicle, the lesser of (a) the Net Book Value of such Pledged Vehicle and (b) the Fair Market Value of such Pledged Vehicle.

         "Non-Repurchase Vehicle" means a passenger automobile, van or light duty truck that is not an Eligible Repurchase Vehicle.

         "Pledge Date" means, with respect to a Pledged Vehicle, the date such Pledged Vehicle is pledged as collateral under the Credit Agreement.

         "Pledged Vehicle" has the meaning specified in the Amended Borrower Security Agreement.

         "Reference Date" means the 22nd day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day.

         "Related Month" means, with respect to any date of determination, the period from and including the 26th day of the calendar month second preceding such date of determination to an including the 25th day of the calendar month immediately preceding such date.

         "Repurchase Program" means a program pursuant to which a Manufacturer has agreed with the Borrower or the Nominee to repurchase or guarantee the auction sale price of Vehicles manufactured by it or one of its Affiliates.

         "Servicer" means Budget Group, Inc., a Delaware corporation, or such other party as is appointed as Servicer under the Amended Borrower Security Agreement, and its permitted successors as Servicer thereunder.

         "Starting Net Book Value" means, with respect to any Pledged Vehicle, an amount equal to the lesser of (a) the Capitalized Cost of such Pledged Vehicle reduced by the aggregate Depreciation Charges accrued with respect to such Pledged Vehicle prior to the Pledge Date for such Pledged Vehicle and (b) the Fair Market Value of such Pledged Vehicle as of the Pledge Date for such Pledged Vehicle.

         "Third Amendment" means Amendment No. 3 to Credit Agreement, dated as of March 13, 1998, among the Borrower, the Parent, the Lenders parties thereto and the Administrative Agent.

         "Turnback Date" means, with respect to a Pledged Vehicle that is an Eligible Repurchase Vehicle, the date on which such Pledged Vehicle is accepted for return by a Manufacturer or its agent pursuant to its Repurchase Program and the Depreciation Charges with respect to such Vehicle cease to accrue pursuant to its Repurchase Program.

         "Vehicle Borrowing Base Amount" means on any date of determination the lesser of (a) $100,000,000 and (b) an amount equal to the sum of (i) 90% of the Net Book Value of all Eligible Repurchase Vehicles on such date and (ii) 85% of the Non-Repurchase Value of all Eligible Non-Repurchase Vehicles on such date.

         "Vehicle Schedule" has the meaning specified in the Amended Borrower Security Agreement.

         SECTION 2.1.2. The following definitions in Section 1.1 of the Credit Agreement are amended as follows:

         (a) "Base Indenture" is amended by deleting the phrase ", subject to such modifications thereto as may be agreed to in the Base Indenture Supplement or by the Required Lenders".

         (b) "Base Indenture Supplement" is deleted in its entirety.

         (c) "Borrowing Base Amount" is amended by deleting clauses (c) and (d) of such definition and replacing them with the following:

                  "(c)  the Vehicle Borrowing Base Amount at such time."

         (d) "Eligible Non-Repurchase Vehicle" is amended to read in its entirety as follows:

                  "'Eligible Non-Repurchase Vehicle' means any Non-Repurchase Vehicle (a) that is a Pledged Vehicle, (b) the Manufacturer of which is an Eligible Manufacturer and (b) with respect to which (i) the Collateral Agent is noted as the first priority lienholder on the certificate of title therefor or (ii) the certificate of title has been submitted to the appropriate state authorities for such notation; provided, however, if the actions provided in clause (i) or (ii) are not sufficient in any state to cause the lien of the Collateral Agent upon such vehicle to be a perfected first priority lien, then in order for a Non-Repurchase Vehicle titled in such state to be an "Eligible Non-Repurchase Vehicle", such action as is required to cause the lien or the Collateral Agent to be a perfected first priority lien shall have been taken by the Borrower."

         (e) "Eligible Repurchase Vehicle" is amended to read in its entirety as follows:

                  "'Eligible Repurchase Vehicle' means any Pledged Vehicle (a) which is eligible under an Eligible Repurchase Program, and (b) with respect to which (i) the Collateral Agent is noted as the first lienholder on the certificate of title therefor or (ii) the certificate of title has been submitted to the appropriate state authorities for such notation; provided, however, if the actions provided in clause (i) or (ii) are not sufficient in any state to cause the lien of the Collateral Agent upon such vehicle to be a perfected first priority lien, then in order for a vehicle titled in such state to be an "Eligible

         Repurchase Vehicle", such action as is required to cause the lien of the Collateral Agent to be a perfected first priority lien shall have been taken by the Borrower."

         (f) "Enhancement Letters of Credit Commitment Amount" is amended by deleting the amount "$225,000,000" and substituting therefor the amount "$260,000,000".

         (g) "Permitted Business Acquisition" is amended by adding the following proviso at the end thereof:

         "provided that the Parent may consummate any such Business Acquisition, so long as (x) the Parent acquires all of the Capital Stock of the Person being acquired, whether directly or pursuant to a merger between such Person and a Wholly Owned Subsidiary of the Parent, (y) the consideration in respect of such Business Acquisition is comprised entirely of Capital Stock of the Parent and (z) concurrently with the consummation of such Business Acquisition, the Capital Stock of such Person (which Person may be the surviving entity of the merger referred to in the preceding clause (x)) is contributed to the Borrower such that such Person becomes a Wholly Owned Subsidiary of the Borrower subject to the terms of the Credit Agreement, including Section 8.1.9".

         (h) "Vehicle Debt" is amended by deleting the phrase "other than any such Vehicle financed hereunder pursuant to the Base Indenture Supplement;" appearing therein and replacing it with the following: "other than any Pledged Vehicle financed hereunder;".

         SECTION 2.2. Amendment to Section 8.1.1. Section 8.1.1 of the Credit Agreement ("Financial Information, Reports, Notices, etc.") is amended by:

         (a) deleting clause (f) thereof in its entirety and replacing it with the following:

             "(f) (i) within 12 Business Days following the last day of each calendar month, (x) a Borrowing Base Certificate for the preceding calendar month that is calculated as of the last day of such preceding calendar month, certified by the chief financial or accounting Authorized Officer of the Borrower or the Parent and (y) the Monthly Report (with a copy to the Collateral Agent) and (ii) as soon as possible following the presentment for payment under any Enhancement Letter of Credit, a Borrowing Base Certificate for the date of such presentment that is calculated as of the last day of the calendar month immediately preceding the month in which such presentment is made, in the case of the calculation of clauses (a) and (c) of the definition of "Borrowing Base Amount", and as of the date of such presentment (after giving effect to any reimbursement made in connection therewith), in the case of the calculation of clause (b) of the definition of "Borrowing Base Amount", certified by the chief financial or accounting Authorized Officer of the Borrower or the Parent;"

         (b) deleting the word "and" at the end of clause (k) thereof;

         (c) redesignating clause (l) thereof as clause (m); and

         (d) adding the following new clause (l):

                  "(l) on or before the second Determination Date immediately following March 31, June 30, September 30 and December 31 of each year, an Independent Accountant's Report (with a copy to the Collateral Agent); and"

         SECTION 2.3. Amendment to Section 8.2.9. Section 8.2.9 of the Credit Agreement ("Consolidation, Merger, etc.") is amended by deleting the reference to "Borrower" in clause (b) thereof and substituting therefor a reference to "Parent".

         SECTION 2.4. Amendment to Section 8.2.17. Section 8.2.17 of the Credit Agreement ("Activities of the Parent") is amended by (a) adding the phrase ", the consummation of Permitted Business Acquisitions" in the first sentence thereof after the word "Borrower" and (b) deleting the word "equity" in clause
(d)(ii) of the second sentence thereof.

         SECTION 2.5. Amendment to Exhibit E to the Credit Agreements. Exhibit E to the Credit Agreement ("Form of Borrowing Base Certificate") shall be deemed to have been amended in a manner consistent with the amendments set forth in this Article II, and, in preparing the Compliance Certificate, the Parent shall make such changes (which shall be subject to the approval of the Administrative Agent) to such Exhibit E as may be necessary to give effect to such amendments.


                                   ARTICLE III

                           CONDITIONS TO EFFECTIVENESS

         SECTION 3.1. Third Amendment Effective Date. This Amendment, and the amendments and modifications contained herein, shall be and become effective on the date (the "Third Amendment Effective Date") when each of the conditions set forth in this Article III shall have been fulfilled to the satisfaction of the Administrative Agent.

         SECTION 3.2. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by the Borrower, the Parent, the Servicer and the Supermajority Lenders; provided that the amendment set forth in clause (f) of Section 2.1.2 with respect to the Enhancement Letters of Credit Commitment Amount shall not become effective unless the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by each of the Lenders.

         SECTION 3.3. Resolutions, etc. The Administrative Agent shall have received from the Borrower and the Parent a certificate, dated the Third Amendment Effective Date, of the Secretary or Assistant Secretary of such Person as to

                  (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Amendment, the Amended Borrower Security Agreement, the Collateral Agency Agreement and each other Loan Document to be executed by it;

                  (b) the incumbency and signatures of those of its officers authorized to act with respect to this Amendment, the Amended Borrower Security Agreement, the Collateral Agency Agreement and each other Loan Document to be executed by it; and

                  (c) the full force and validity of each Organic Document of such Person and true and complete copies thereof,

upon which certificate each Lender, each Issuer and each Agent may conclusively rely until it shall have received a further certificate of the Secretary of such Person canceling or amending such prior certificate.

         SECTION 3.4. Consents, etc. The Administrative Agent shall have received true and correct copies of all governmental and third party approvals and consents necessary or advisable in connection with this Amendment and each other document to be delivered in connection with this Amendment.

         SECTION 3.5. No Material Adverse Change. There shall not have occurred a material adverse change in the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries, taken as a whole, or the Borrower and its Subsidiaries, taken as a whole, since December 31, 1996.

         SECTION 3.6. Amendment Effective Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, the Amendment Effective Date Certificate, dated the Third Amendment Effective Date and duly executed and delivered by an Authorized Officer of each of the Borrower and Parent, in which certificate each of the Borrower and Parent shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of each of the Borrower and Parent made as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct.

         SECTION 3.7. Financing Statements. The Borrower shall have filed an executed, proper financing statement on Form UCC-1 naming the Borrower as debtor and the Administrative Agent as secured party for filing with the Illinois Secretary of State, or other similar instruments or documents as may be necessary or, in the reasonable opinion of the Administrative Agent or the Collateral Agent, desirable under the UCC of all applicable jurisdictions to perfect the interest of the Collateral Agent in the Collateral (as defined in the Borrower Security Agreement) as agent for the Administrative Agent (on behalf of the Lenders).

         SECTION 3.8. Other Agreements. The Administrative Agent shall have received executed copies of each of the following documents and all conditions to the effectiveness of each such agreement or document shall have been satisfied in all respects:

                  (i)   the Collateral Agency Agreement;

                  (ii)  the Amended Borrower Security Agreement;

                  (iii) the Nominee Agreement;

                  (iv)  the Consent; and

                  (v) such other documents as the Administrative Agent or the Collateral Agent may reasonably request.

         SECTION 3.9. No Event of Default. No Event of Default or Default shall have occurred and be continuing on such date or would result from the entry into this Amendment.

         SECTION 3.10. Opinions of Counsel. The Administrative Agent shall have received opinions, dated the Third Amendment Effective Date and addressed to the Administrative Agent and the Lenders, from counsel to the Obligors, in form and substance satisfactory to the Administrative Agent.

         SECTION 3.11. Fees and Expenses. The Administrative Agent shall have received all fees and expenses due and payable pursuant to Section 5.4 (to the extent then invoiced) and pursuant to the Credit Agreement (including all previously invoiced fees and expenses).


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.1. Representations and Warranties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, each of the Borrower and the Parent hereby represents and warrants to each Agent and each Lender, as of the date hereof, as follows:

                  (a) the representations and warranties set forth in Article VII of the Credit Agreement and in each other Loan Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date);

                  (b) no Default has occurred and is continuing, and neither the Borrower, the Parent nor any of their respective Subsidiaries nor any other Obligor is in material violation of any law or governmental regulation or court order or decree; and

                  (c) this Amendment has been duly authorized, executed and delivered by each of the Borrower and the Parent and constitutes a legal, valid and binding obligation of each such Person, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law.

         SECTION 4.2. Full Disclosure. Except as corrected by written information delivered to the Agents and the Lenders reasonably prior to the date on which this representation is made, all factual information heretofore or contemporaneously furnished by the Borrower or the Parent in writing to any Agent, the Issuer or any Lender for purposes of or in connection with this Amendment or any transaction contemplated hereby is true and accurate in every material respect and such information is not incomplete by omitting to state any material fact necessary to make such information not misleading. All projections delivered to any Agent or any Lender by or on behalf of the Borrower have been prepared in good faith by the Borrower and represent the best estimate of the Borrower, as of the date hereof, of the reasonably expected future performance of the businesses reflected in such projections.

         SECTION 4.3. Compliance with Credit Agreement. As of the execution and delivery of this Amendment, each Obligor is in compliance with all the terms and conditions of the Credit Agreement and the other Loan Documents to be observed or performed by it thereunder, and no Default or Event of Default has occurred and is continuing.

                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION 5.1. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower, the Parent or any other Obligor which would require the consent of the Lenders under the Credit Agreement or any of the other Loan Documents.

         SECTION 5.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 5.3. Further Assurances. Each of the Borrower and the Parent hereby agrees that it will take any action that from time to time may be reasonably necessary to effectuate the amendments contemplated herein.

         SECTION 5.4. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Mayer, Brown, and Platt, as counsel for the Administrative Agent.

         SECTION 5.5. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         SECTION 5.6. Execution of Additional Agreements. By their signatures below, the Supermajority Lenders acknowledge that (i) the Administrative Agent will be executing the Amended Borrower Security Agreement and the Collateral Agency Agreement and (ii) the Issuer will be executing the Consent.

         SECTION 5.7. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 5.8. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

         SECTION 5.9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 5.10. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.


               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    BUDGET RENT A CAR CORPORATION


                                    By: /s/ Stephen G. Worthley
                                       --------------------------------------
                                       Name:  Stephen G. Worthley
                                       Title: Vice President


                                    BUDGET GROUP INC., as a Guarantor


                                    By: /s/ Stephen G. Worthley
                                       --------------------------------------
                                       Name:  Stephen G.Worthley
                                       Title: Vice President


                                    CREDIT SUISSE FIRST BOSTON, as a Lender,
                                       and the Administrative Agent


                                    By: /s/ Robert Hetu
                                       --------------------------------------
                                       Name:  Robert Hetu
                                       Title: Associate


                                    By: /s/ Chris T. Horgan
                                       --------------------------------------
                                       Name:  Chris T. Horgan
                                       Title: Vice President


                                    CREDIT SUISSE FIRST BOSTON, as the Issuer


                                    By: /s/ Robert Hetu
                                       --------------------------------------
                                       Name:  Robert Hetu
                                       Title: Associate


                                    By: /s/ Chris T. Horgan
                                       --------------------------------------
                                       Name:  Chris T. Horgan
                                       Title: Vice President

                                    BANK OF HAWAII, as a Lender


                                    By: /s/ Joseph T. Donalson
                                       --------------------------------------
                                       Name:  Joseph T. Donalson
                                       Title: Vice President


                                    THE BANK OF NEW YORK, as a Lender


                                    By: /s/ John R. Ciulla
                                       --------------------------------------
                                       Name:  John R. Ciulla
                                       Title: Assistant Vice President


                                    BANK POLSKA KASA OPIEKI, as a Lender


                                    By: /s/ Harvey Winter
                                       --------------------------------------
                                       Name:  Harvey Winter
                                       Title: Vice President


                                    BANK UNITED, as a Lender


                                    By: /s/ Mario Chiodetti
                                       --------------------------------------
                                       Name:  Mario Chiodetti
                                       Title: Director


                                    BHF BANK AKTIENGESELLSCHAFT,
                                       as a Lender


                                    By: /s/ Linda Pace
                                       --------------------------------------
                                       Name:  Linda Pace
                                       Title: Vice President


                                    By: /s/ Hans J. Scholz
                                       --------------------------------------
                                       Name:  Hans J. Scholz
                                       Title: Assistant Vice President

                                    CREDIT AGRICOLE INDOSUEZ, as a Lender


                                    By: /s/ Dean Balice
                                       --------------------------------------
                                       Name:  Dean Balice
                                       Title: Senior Vice President
                                              Branch Manager


                                    By: /s/ David Bouhl
                                       --------------------------------------
                                       Name:  David Bouhl F.V.P.
                                       Title: Head of Corporate Banking
                                              Chicago


                                    CANADIAN IMPERIAL BANK OF
                                       COMMERCE, as a Lender


                                    By: /s/ Stephanie Johnson Devane
                                       --------------------------------------
                                       Name:  Stephanie Johnson Devane
                                       Title: Executive Director
                                              CIBC Oppenheimer Corp, As Agent


                                    CREDIT LYONNAIS CHICAGO BRANCH,
                                       as a Lender


                                    By: /s/ Lee E. Greve
                                       --------------------------------------
                                       Name:  Lee E. Greve
                                       Title: First Vice President


                                    IMPERIAL BANK, as a Lender


                                    By: /s/ Ray Vadalma
                                       --------------------------------------
                                       Name:  Ray Vadalma
                                       Title: Senior Vice President



                                    LONG TERM CREDIT BANK OF JAPAN,
                                       as a Lender


                                    By: /s/ Philip A. Marsden
                                       --------------------------------------
                                       Name:  Philip A. Marsden
                                       Title: Senior Vice President

                                    NATIONSBANK, N.A. (SOUTH), as a Lender


                                    By: /s/ Richard M. Starke
                                       --------------------------------------
                                       Name:  Richard M. Starke
                                       Title: SVP


                                    PNC BANK, KENTUCKY, INC., as a Lender


                                    By: /s/ Ralph M. Bowman
                                       --------------------------------------
                                       Name:  Ralph M. Bowman
                                       Title: Vice President


                                    ROYAL BANK OF CANADA, as a Lender


                                    By: /s/ Monica Stettler
                                       --------------------------------------
                                       Name:  Monica Stettler
                                       Title: Manager - Automotive Group


                                    THE TORONTO-DOMINION BANK, as a Lender


                                    By: /s/ Jorge A. Garcia
                                       --------------------------------------
                                       Name:  Jorge A. Garcia
                                       Title: Mgr. Cr. Admin.


                                    UNION BANK OF CALIFORNIA, N.A.,
                                       as a Lender


                                    By: /s/ Richard P. DeGrey
                                       --------------------------------------
                                       Name:  Richard P. DeGrey
                                       Title: Vice President

                                     ANNEX I

                     [Amendment Effective Date Certificate]

                                                                         ANNEX I
                                                              to Amendment No. 3
                                                             to Credit Agreement

                      AMENDMENT EFFECTIVE DATE CERTIFICATE

                               BUDGET GROUP, INC.
                          BUDGET RENT A CAR CORPORATION

         This Amendment Effective Date Certificate (this "Certificate") is delivered pursuant to Section 3.8 of the Amendment No. 3 to Credit Agreement, dated as of March 13, 1998 (the "Third Amendment"), among Budget Rent a Car Corporation, a Delaware corporation (the "Borrower"), Budget Group, Inc. (formerly known as Team Rental Group, Inc.), a Delaware corporation (the "Parent"), the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders"), and Credit Suisse First Boston, as the administrative agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided for, or incorporated by reference, in the Credit Agreement.

         Each of the undersigned hereby certifies, represents and warrants, for and on behalf of the Parent and the Borrower, as the case may be, as of the Third Amendment Effective Date, as follows:

         1. Consents, etc. All governmental and third party approvals and consents necessary or advisable in connection with the Third Amendment and each other amendment/waiver relating to any material agreement for borrowed money to which the Parent or any Subsidiary of the Parent is a party and continuing operations of the Parent and its Subsidiaries (after giving effect to the consummation of the Third Amendment) have been obtained and are in full force and effect. True and complete copies of all such governmental and third party approvals and consents are attached hereto as Annex I.

         2. No Material Adverse Change. There has not occurred a material adverse change in the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries, taken as a whole, or the Borrower and its Subsidiaries, taken as a whole, since December 31, 1996.

         3. Warranties, No Default, etc. Both before and after giving effect to the Third Amendment, no Default has occurred which is continuing, and neither the Borrower, the Parent nor any of their respective Subsidiaries nor any other Obligor is in material violation of any law or governmental regulation or court order or decree.

         IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered, and the certification, representations and warranties contained herein to be duly made, by an Authorized Officer as of the 13th day of March, 1998.

                                    BUDGET GROUP, INC.


                                    By
                                      ----------------------------------------
                                      Title:



                                    BUDGET RENT A CAR CORPORATION


                                    By
                                      ----------------------------------------
                                      Title:

                                                                         ANNEX I

                            [APPROVALS AND CONSENTS]

                                    EXHIBIT A

                                [Form of Consent]

                        ACKNOWLEDGMENT AND CONSENT UNDER
                    LETTER OF CREDIT REIMBURSEMENT AGREEMENT


         THIS ACKNOWLEDGMENT AND CONSENT UNDER LETTER OF CREDIT REIMBURSEMENT AGREEMENT (this "Acknowledgment") is dated as of March 13, 1998 among BUDGET RENT A CAR SYSTEMS, INC., a Delaware corporation ("BRACS"), and those direct or indirect Subsidiaries and other Affiliates and certain non-Affiliates of Budget Group, Inc., a Delaware corporation formerly known as Team Rental Group, Inc. ("Budget Group"), identified on the signature pages hereto (BRACS and such additional parties hereto each a "Lessee" and, collectively, the "Lessees"), TEAM FLEET FINANCING CORPORATION, a Delaware corporation ("TFFC"), BUDGET RENT A CAR CORPORATION, a Delaware corporation ("BRACC" or the "Guarantor"),and CREDIT SUISSE FIRST BOSTON, a Swiss banking corporation (the "Credit Enhancer").


                              W I T N E S S E T H :


         WHEREAS, the parties hereto have previously entered into that certain Letter of Credit Reimbursement Agreement, dated as of April 29, 1997 (the "Letter of Credit Reimbursement Agreement");

         WHEREAS, the parties desire to correct the provisions relating to the Credit Enhancer's waiver of set-off rights set forth in Section 4.17 of the Letter of Credit Reimbursement Agreement;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereby agree as follows:

         Section 1. Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth for such terms in the Letter of Credit Reimbursement Agreement, as such agreement may be further amended, supplemented, restated or otherwise modified from time to time.

         Section 2. Set-off Rights Under the Letter of Credit Reimbursement Agreement. Each Lessee and the Credit Enhancer hereby confirm and agree that, notwithstanding anything to the contrary set forth in Section 4.17 of the Letter of Credit Reimbursement Agreement, it was their mutual intent, and it is their mutual intent, that:

                  (a) the Credit Enhancer may exercise any right that it has or may have to set-off or to exercise any banker's lien or any right of attachment or garnishment with respect to any funds at any time and from time to time on deposit in, or otherwise to the credit of, any account and any claims of a Lessee therein or with respect to any right to payment from such Lessee; and

                  (b) the Credit Enhancer waives and relinquishes any right that it has or may have to set-off or to exercise any banker's lien or any right of attachment or garnishment with respect to any funds at any time and from time to time on deposit in, or otherwise to the credit of, any account and any claims of TFFC therein or with respect to any right to payment from TFFC, it being understood, however, that nothing contained herein shall, or is intended to, derogate from the assignment and security interest granted to the Trustee or to impair any rights of the Credit Enhancer with respect to such assignment and security interest.

         Section 3. Reference to and Effect on the Related Documents; Ratification.

         (a) Except as specifically corrected above, the Letter of Credit Reimbursement Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

         (b) The execution, delivery and effectiveness of this Acknowledgment and Consent shall not operate as a waiver of any right, power or remedy of any party hereto under the Letter of Credit Reimbursement Agreement, nor constitute a waiver of any provision of any of the Related Documents.

         Section 4. Execution in Counterparts. This Acknowledgment and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Acknowledgment and Consent by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Acknowledgment and Consent.

         Section 5. Governing Law. THIS ACKNOWLEDGMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

         IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    BUDGET RENT A CAR CORPORATION


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    CREDIT SUISSE FIRST BOSTON


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    TEAM FLEET FINANCING CORPORATION


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    LESSEES:

                                    BUDGET RENT A CAR SYSTEMS, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    TRANEX RENTALS OF NEW YORK, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    CAPITAL CITY LEASING, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    LEE-AL, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    WESTEAM ENTERPRISES, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    TEAM RENTAL OF PHILADELPHIA, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    TEAM RENTAL OF PITTSBURGH, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    TEAM RENTAL OF CINCINNATI, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    MacKAY CAR AND TRUCK RENTALS, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    DON KREMER, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    TEAM RENTAL OF FT. WAYNE, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    TEAM RENTAL OF CONNECTICUT, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    TEAM RENTAL OF SOUTHERN
                                    CALIFORNIA, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    ARIZONA RENT-A-CAR SYSTEMS, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    TEAM RENTAL OF ROCHESTER, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    NYRAC, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    AUTOMATED TRANSPORTATION, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    RAPID RENTALS, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    BUDGET RENT-A-CAR OF NEW ORLEANS,
                                    INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    TEAM RENTAL OF SOUTHERN
                                    CALIFORNIA, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    EXHIBIT B

                      [Form of Collateral Agency Agreement]

                                    EXHIBIT C

                           [Form of Nominee Agreement]

                         VEHICLE TITLE NOMINEE AGREEMENT


         THIS VEHICLE TITLE NOMINEE AGREEMENT (this "Nominee Agreement") is made as of March 13, 1998, by and between BUDGET RENT A CAR CORPORATION, a Delaware corporation ("Owner"), and TEAM FLEET FINANCING CORPORATION, a Delaware corporation ("Nominee").

         WHEREAS, Owner has acquired, and from time to time in the future will acquire, certain vehicles identified in a schedule to this Nominee Agreement from time to time (such vehicles, the "Vehicles");

         WHEREAS, for administrative convenience in the management of the rental fleet financing programs of Owner and its affiliates, the certificates of title for the Vehicles will list Nominee as the titleholder rather than Owner;

         WHEREAS, notwithstanding that the certificates of title to the Vehicles show Nominee as the titleholder, Owner and Nominee intend that Owner shall be entitled to all incidents, benefits and risks of ownership of the Vehicles and that Nominee shall have no ownership interest in the Vehicles but shall act solely as Owner's nominee owner of the Vehicles pursuant to the terms hereof; and

         WHEREAS, Nominee and Owner desire to confirm their respective interests in and obligations with respect to the Vehicles and to provide for certain other matters relating to the use and disposition of the Vehicles;

         NOW THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Nominee and Owner, intending to be legally bound, hereby agree as follows:

         1.       Definitions.

                  (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings specified therefor in the Credit Agreement.

                  (b) In addition, the following capitalized terms shall have following meanings when used in this Nominee Agreement:

                  "Administrative Agent" means Credit Suisse First Boston, as syndication and administrative agent under the Credit Agreement.

                  "Collateral Agent" means Bankers Trust Company, as collateral agent under the Collateral Agreement, and any successor Collateral Agent thereunder.

                  "Collateral Agreement" means the Collateral Agency Agreement dated as of March 13, 1998, among the Collateral Agent, Owner and the Administrative Agent (on behalf the Lenders), as heretofore or hereafter amended or otherwise modified in accordance with its terms.

                  "Credit Agreement" means the Revolving Credit Agreement dated as of April 29, 1997 among Owner, as borrower, Budget Group, Inc., as guarantor, the Administrative Agent, as syndication and administrative agent, and the Lenders, as heretofore or hereafter amended or otherwise modified in accordance with its terms.

                  "Lenders" means the institutions parties to the Credit Agreement and identified as such therein.

         2. Appointment of Nominee as Nominee Owner; Power of Attorney; Compensation.

                  (a) Owner hereby appoints Nominee as nominee owner of the Vehicles and Nominee hereby agrees to serve as Owner's designated agent in such capacity as described herein.

                  (b) Nominee hereby grants Owner a power of attorney substantially in the form of Exhibit A attached hereto to (i) transfer the title to any Vehicle from the name of Nominee to the name of Owner or the name of a third party, (ii) reflect on the certificate of title of any Vehicle the interest of any lienholder and (iii) execute such other documents and instruments as may be necessary to effect any such transfer or reflect any such interest.

                  (c) In consideration of Nominee's agreement to act as Nominee hereunder, Owner will pay to Nominee an annual fee as agreed by Owner and Nominee

         3. Identification of Vehicles. The Vehicles as of the date hereof are identified on the schedule attached hereto as Exhibit B (the "Nominee Vehicle Schedule"). Owner shall at all times maintain a listing (which may be electronic) of the Vehicles, which listing shall be deemed conclusive in identifying the Vehicles. From time to time, upon request by the Collateral Agent, the Administrative Agent or Nominee, Owner shall deliver to the Collateral Agent, the Administrative Agent and Nominee an updated Nominee Vehicle Schedule listing the Vehicles as of the date of delivery of such revised Nominee Vehicle Schedule.

         4. Interests in the Vehicles. Notwithstanding the fact that title to the Vehicles will remain in the name of Nominee, Nominee and Owner hereby acknowledge that:

                  (a) except as set forth in subsection (b) below, Owner is entitled to all incidents, benefits and risks of ownership of the Vehicles, including, without limitation, the sole right to operate, rent, sell and otherwise transfer and dispose of the Vehicles; and

                  (b) Nominee has no direct or indirect ownership or other interest in the Vehicles, except such rights and obligations with respect to the Vehicles as are required by Owner's appointment of Nominee as nominee owner of the Vehicles as set forth herein.

         5.       Transfer of Vehicle Titles.

                  (a) General. Nominee and Owner agree that Owner may (i) change the titleholder's name on the Certificate of title for any Vehicle from the name of Nominee to the name of Owner or a third party or (ii) reflect on the certificate of title of any Vehicle the interest in such Vehicle of any lienholder. Nominee may require Owner to change the titleholder's name on the Certificate of Title for any Vehicle(s) from the name of Nominee to the name of Owner by delivering written notice of such request to Owner. Within 15 business days of receipt of such written notice, Owner agrees to use its reasonable efforts to transfer title to any such Vehicle from the name of Nominee to the name of Owner.

                  (b) Expenses. Owner will be responsible for the payment of any transfer fees, taxes, license fees, registration fees or other similar governmental fees and taxes (including the cost of any recording or registration fees or other similar governmental charges payable with respect to the notation on the certificate of title of the interest of a lienholder) and all costs and expenses in connection with the transfer of title of, or reflection of the interest of any lienholder interest in, any Vehicle (collectively, "Title Fees and Costs").

         6.       Indemnification.

                  (a) Owner hereby agrees to indemnify and hold harmless Nominee from and against any damage, loss, liability, expense and tax (including, without limitation, reasonable costs of investigation and attorney's fees and expenses) (collectively, "Losses") (other than any expense incurred by Nominee pursuant to Section 6(b)) arising out of or related to the Vehicles, whether due to Nominee's holding legal title to any Vehicle, Nominee's appointment as nominee owner of the Vehicles or Nominee's performance under this Nominee Agreement, including, without limitation, Losses arising out of or related to (i) Nominee's grant of power of attorney to Owner pursuant to Section 2(b), (ii) Owner's failure to pay all Title Fees and Costs pursuant to Section 5(b), (iii) claims for personal injury or property damage involving any Vehicle, (iv) any personal property taxes payable with respect to the Vehicles.

                  (b) Nominee hereby agrees to indemnify and hold harmless Owner from and against any Losses arising out of or relating to any claim made on a Vehicle or any proceeds thereof by a creditor of or purchaser from Nominee as a result of Nominee's retention of legal title to any Vehicle, Nominee's appointment as nominee owner of the Vehicles or

         Nominee's performance under this Nominee Agreement, whether direct or indirect, and whether any such Losses are incurred by the Owner, the Collateral Agent or the Master Collateral Agent; provided, however, that such indemnity shall not extend to any Losses arising out of or relating to any claim made on a Vehicle by a purchaser purchasing such Vehicle from or at the direction of Owner, the Collateral Agent or the Master Collateral Agent; provided, further, that such indemnity shall not extend to any Title Fees and Costs incurred.

         7. Acknowledgments by Nominee. Nominee hereby acknowledges and consents to the following:

                  (a) pursuant to the Collateral Agreement, Owner will assign, pledge and grant to the Collateral Agent, for the benefit of the Lenders, a first priority, perfected security interest in all of Owner's right, title and interest in and to, among other things, (i) the Vehicles, (ii) any manufacturer repurchase program or guaranteed depreciation program (collectively, "Manufacturer Programs") associated with the Vehicles and (iii) this Nominee Agreement.

                  (b) the Collateral Agent, as assignee of Owner's rights hereunder, shall be entitled to enforce the indemnity set forth in
         Section 6(b) above against Nominee and Nominee agrees to pay any amounts due with respect to such indemnity directly to the Collateral Agent.

         8. Further Assurances. Each of Nominee and Owner will, from time to time, execute and deliver such further instruments and render such further assistance as the other party may reasonably request in order to carry out the transactions contemplated herein; provided, however, that such instruments will be prepared by Owner, and all costs and expenses in connection with such execution and delivery or other assistance will be allocated in accordance with
Section 5.

         9. Remittance of Proceeds. In the event that Nominee receives any (a) payments in respect of Vehicles representing repurchase prices from vehicle manufacturers or auction dealers under Manufacturer Programs, (b) proceeds from the sale of Vehicles (other than pursuant to a Manufacturer Programs), (c) insurance proceeds in respect of Vehicles, or (d) any other payments or proceeds in respect of Vehicles, in each case, other than any payments received pursuant to Section 6(a), it shall, promptly upon receipt, but in no event later than 2 business days from receipt, deposit such payments or proceeds into the Collateral Account (as defined in the Collateral Agreement).

         10. No Third Party Beneficiaries. This Agreement will not confer any rights or remedies upon any Person other than Nominee, Owner, the Collateral Agent and their respective successors and permitted assigns.

         11. Entire Agreement. This Agreement and the other agreements specifically referenced herein constitute the entire agreement between Nominee and Owner and supersede any prior understandings, agreements, or representations by or among Nominee and Owner, written or oral, to the extent they related in any way to the subject matter hereof.

         12. Succession and Assignment. This Agreement will be binding upon and inure to the benefit of Nominee, Owner and their respective successors and permitted assigns. Except as otherwise provided in Section 7 hereof, neither Nominee nor Owner may assign either this Nominee Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other.

         13. Counterparts. This Agreement may be executed in separate counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

         14. Headings. The section headings contained in this Nominee Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Nominee Agreement.

         15. Notices. All notices, requests, demands, claims and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder will be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

                  If to Nominee:

                  Team Fleet Financing Corporation
                  5851 Lewis Road
                  Sandston, Virginia 23150

                  Attention:        Donald J. Norwalk
                  Telephone:        (804) 222-5310
                  Telecopier:       (804) 222-8998

                  If to Owner:

                  Budget Rent A Car Corporation
                  4225 Naperville Road
                  Lisle, Illinois 60532

                  Attention:        Robert L. Aprati
                                    Senior V.P. and General Counsel
                  Telephone:        (630) 955-7571
                  Telecopier:       (630) 955-7810

Any party hereto may give any notice, request, demand, claim, or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party hereto may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

         16. Governing Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         17. Amendments and Waivers. No amendment of any provision of this Nominee Agreement will be valid unless the same will be in writing and signed by each of Nominee and Owner. No waiver by either Nominee or Owner of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, will be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

         18. Severability. Any term or provision of this Nominee Agreement that is invalid or unenforceable in any situation in any jurisdiction will not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         19. Construction.

                  (a) General. The language used in this Nominee Agreement will be deemed to be the language chosen by Nominee and Owner to express their mutual intent, and no rule of strict construction will be applied against either Nominee or Owner.

                  (b) Title; Titling. As used in this Nominee Agreement, the term "title" refers to a certificate of title or other similar form of vehicle title and is intended by Nominee and Owner to include the terms "vehicle registration" and "vehicle license plate," unless specified otherwise. Similarly, unless specified otherwise, "titling" will be deemed to include the acts of registering a vehicle, including the registering of the license plates of a vehicle.

         20. No Petition. Owner hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of the latest maturing rental car asset backed note issued by Nominee under the Amended and Restated Base Indenture dated as of December 1, 1996 among Nominee, as issuer, Budget Group, Inc. (formerly known as Team Rental Group, Inc.), as servicer, and Bankers Trust Company, as trustee, it will not institute against, or join with any other party in instituting against, Nominee, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Federal or state bankruptcy or similar law; provided, however, that nothing in this Section 19 shall constitute a waiver of any right to indemnification, reimbursement or other payment from Nominee pursuant to this Nominee Agreement. In the event that Owner takes action in violation of this Section 19, Nominee agrees that it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such a petition by Owner or the commencement of such action and raise the defense that Owner has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 19 shall survive the termination of this Nominee Agreement, and the resignation or removal of Nominee hereunder. Nothing contained herein shall preclude participation by Owner in assertion or defense of its claims in any such proceeding involving Nominee.




                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have duly executed this Vehicle Title Nominee Agreement as of the date first above written.


                                    BUDGET RENT A CAR CORPORATION


                                    By:
                                       ----------------------------------
                                       Name:
                                       Title:


                                    TEAM FLEET FINANCING CORPORATION


                                    By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                    EXHIBIT A

                            FORM OF POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Team Fleet Financing Corporation does hereby make, constitute and appoint _________________________ its true and lawful Attorney(s)-in-fact for it and in its name, stead and behalf, to execute any and all documents pertaining to the titling of motor vehicles in the name of Team Fleet Financing Corporation, the noting of the lien of Bankers Trust Company, as collateral agent, as the first lienholder on certificates of title, the correction of any such certificate of title, the licensing and registration of motor vehicles and the transfer of title to the manufacturer pursuant to its repurchase program, to a third party through an auction conducted by or through or arranged by the manufacturer pursuant to its guaranteed depreciation program or repurchase program or to any affiliate of Team Fleet Financing Corporation. This power is limited to the foregoing and specifically does not authorize the creation of any liens or encumbrances on any of said motor vehicles.

         The powers and authority granted hereunder shall, unless sooner terminated, revoked or extended, cease five years from the date of execution as set forth below.

         IN WITNESS WHEREOF, Team Fleet Financing Corporation has caused this
instrument to be executed on its behalf by its [       ] this _____ day of
March, 1998.


                                    TEAM FLEET FINANCING CORPORATION

                                    By:
                                       ----------------------------------
                                       Name:
                                       Title:


State of ___________________ )
                             )
County of __________________ )


         Subscribed and sworn before me, a notary public, in and for said county and state, this __________ day of March, 1998.


                                    ------------------------------------------
                                                  Notary Public

                                    My Commission Expires:____________________

                                    EXHIBIT B

                            NOMINEE VEHICLE SCHEDULE